As filed with the SEC on _________________	.	Registration No. 333-49332

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 12

PRUCO LIFE

VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2009	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on ________________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2009

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife® Custom Premier

As of August 28, 2006, Pruco Life Insurance Company no longer offered these Contracts for sale.

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Custom Premier Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of 25 available variable investment options of the Pruco Life Variable Universal Account (the “Account”):

The Prudential Series Fund (the “Series Fund”)
• Diversified Bond	• SP International Growth
• Equity	• SP International Value
• Global	• SP Mid Cap Growth
• High Yield Bond	• SP PIMCO High Yield
• Jennison	• SP PIMCO Total Return
• Money Market	• SP Prudential U.S. Emerging Growth
• Stock Index	• SP Small Cap Value
• SP Aggressive Growth Asset Allocation	• SP Strategic Partners Focused Growth
• SP Balanced Asset Allocation	• AST Large Cap Value
• SP Conservative Asset Allocation	• AST Marsico Capital Growth
• SP Davis Value	• AST Small Cap Growth
• SP Growth Asset Allocation	• AST T. Rowe Price Large Cap Growth

Janus Aspen Series
Janus Portfolio - Service Shares

For a complete list of the 25 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Custom Premier variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Telephone: (800) 944-8786

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Contract	3
Target Term Rider Summary	4
Types of Death Benefit Available Under the Contract	4
Death Benefit Guarantee Information	4
The Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	5
Transfers Among Investment Options	5
Increasing or Decreasing Basic Insurance Amount	6
Access to Contract Values	6
Contract Loans	7
Canceling the Contract (“Free-Look”)	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	7
Increase in Charges	7
Contract Lapse	7
Risks of Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Potential Tax Consequences	9
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	10
Pruco Life Insurance Company	10
The Pruco Life Variable Universal Account	11
The Funds	11
Investment Managers	11
Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund	13
Investment Advisers for Unaffiliated Funds / Portfolios	13
Service Fees Payable to Pruco Life	14
Voting Rights	14
Substitution of Variable Investment Options	15
The Fixed Rate Option	15

CHARGES AND EXPENSES	15
Sales Load Charges	15
Taxes Attributable to Premiums	16
Cost of Insurance	16
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Allocated Charges	19
Charges After Age 100	19
Portfolio Charges	19
Charges for Optional Rider Coverage	19

PERSONS HAVING RIGHTS UNDER THE CONTRACT	19

Contract Owner	19
Beneficiary	20

OTHER GENERAL CONTRACT PROVISIONS	20
Assignment	20
Incontestability	20
Misstatement of Age or Sex	20
Settlement Options	20
Suicide Exclusion	20

RIDERS	20
Target Term Rider	20
Other Riders	22

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	23

PREMIUMS	23
Minimum Initial Premium	23
Available Types of Premium	24
Allocation of Premiums	24
Transfers/Restrictions on Transfers	25
Dollar Cost Averaging	26
Auto-Rebalancing	27

DEATH BENEFITS	27
Contract Date	27
When Proceeds Are Paid	27
Death Claim Settlement Options	27
Types of Death Benefit	27
Changing the Type of Death Benefit	28
Death Benefit Guarantee	29
Increases in Basic Insurance Amount	31
Decreases in Basic Insurance Amount	31

CONTRACT VALUES	32
Surrender of a Contract	32
How a Contract's Cash Surrender Value Will Vary	32
Loans	32
Withdrawals	34

LAPSE AND REINSTATEMENT	34

TAXES	35
Tax Treatment of Contract Benefits	35

DISTRIBUTION AND COMPENSATION	37

LEGAL PROCEEDINGS	38

ADDITIONAL INFORMATION	40

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	41

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	43

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6% of premium payment.
Taxes Attributable to Premiums(1)	Deducted from premium payments.	7.5% of premium payment.
Surrender fee(2)	Upon lapse, surrender, or decrease in basic insurance amount.	90.0% of first year Sales Load Target Premium less premium for riders and extras.
Transfer fee	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount or Target Term Rider coverage.	$25
Living Needs Benefit fee	When benefit is paid.	$150

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax, or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In California, Oregon, and Texas this is called a premium based administrative charge.

(2)	The percentage varies by issue age and reduces annually to zero. The duration of the charge also varies by age ranging from ten years at ages 0 - 55 to three years at ages 69 and above.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses. Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the basic insurance amount.

Minimum and Maximum Charges

___________

Initial COI for a representative Contract owner, male age 32 in the Nonsmoker underwriting class, no riders.

	Monthly	From $.06 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.13 per $1,000 of net amount at risk.(3)
Cost of Insurance (“COI”) for Target Term Rider coverage. Minimum and Maximum Charges ___________ Initial COI for a representative Contract owner, male age 32 in the Nonsmoker underwriting class.	Monthly	From $.06 to $83.34 per $1,000 of Target Term Rider death benefit.(1)(2) _____________ $0.13 per $1,000 of Target Term Rider death benefit.(3)
Mortality and Expense Risk fee.	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Fee for basic insurance amount Minimum and Maximum Charges _____________ Basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker underwriting class, no riders.	Monthly	$20 per Contract plus $0.03 to $1.12 per $1,000 of basic insurance amount. _____________ $20 plus $0.13 per $1,000 of basic insurance amount.

Fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.03 to $1.12 per $1,000 of increase. (1) _____________ $12 per increase segment plus $0.13 per $1,000 of increase.

The Target Term Rider or an increase to the Target Term Rider

Minimum and Maximum Charges

_____________

Target Term Rider fee for a representative Contract owner, male age 32 in the Nonsmoker underwriting class.

	Monthly	From $0.03 to $1.12 per $1,000 of Target Term Rider. (1) _____________ $0.13 per $1,000 of Target Term Rider.

Accidental Death Benefit Rider Minimum and Maximum Charges _____________ Accidental Death Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker underwriting class.	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.07 per $1,000 of coverage.
Children Level Term Rider(6)	Monthly	$.42 per $1,000 of coverage.

Enhanced Disability Benefit Rider(6)

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker underwriting class.

Monthly

From 5.56% to 10.44% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)

_____________

6.22% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.48%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 25 available variable investment options or in the fixed rate option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some features and/or riders described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract's basic insurance amount.

A Contract with a Target Term Rider offers higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is 2% rather than the 4% charge attributable to the Sales Load Target Premium under the base policy. We assess lower current COI and per $1,000 of insurance charges for the Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if we raise our current charges to the maximum contractual level. There would be a greater reduction because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only five years on the base Contract.

There are various factors to consider regarding a Target Term Rider. Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider. For additional information, see RIDERS.

The surrender charge does not apply to a Target Term Rider.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals.

Any type of death benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. See Types of Death Benefit and Changing the Type of Death Benefit.

Death Benefit Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the Death Benefit Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a Death Benefit Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which is paid at the beginning of each Contract year, guarantees that your Contract will not lapse during the relevant period, assuming there are no loans or withdrawals.

All Contracts will have the Short Term Death Benefit Guarantee period, which has the Short Term Premium. A Contract with a Target Term Rider and/or Death Benefit Type C will only have a Short Term Death Benefit Guarantee available for the first five Contract years. All other Contracts have a second, longer Death Benefit Guarantee. Additionally, a Lifetime Death Benefit Guarantee period is available for Contracts with Death Benefits Type A or Type B, that have elected the Cash Value Accumulation Test for definition of life insurance. See Death Benefit Guarantee and PREMIUMS.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Death Benefit Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type. See PREMIUMS, Death Benefit Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium was received, we deducted the charge for sales expenses and the charge for taxes attributable to premiums (in California, Oregon, and Texas this is called a premium based administrative charge) from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the short-term cancellation right (“free-look”) period was allocated to the Money Market investment option, then the first monthly deductions were made. At the end of the “free-look” period, these funds were transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the charge for taxes attributable to premiums also applies to all subsequent premium payments. The remainder of each subsequent premium payment is invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 25 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service

Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the fixed rate option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begins on that segment’s effective date. See Increases in Basic Insurance Amount and Surrender Charges. In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, (or within any longer period of time required by state law). In general, the Contract owner will receive a refund of all premium payments made, less applicable federal and state income tax withholding. However, if applicable law permits a market value free-look, the Contract owner will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the Death Benefit Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the cash surrender value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Death Benefit Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 25 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 25 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Managers

AST Investment Services, Inc. (“AST”) and Prudential Investments LLC (“PI”) serve as co-investment managers of the Advanced Series Trust and Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the “Management Agreements”), provide that AST and PI (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM

Equity	Long-term growth of capital.	Jennison Clearbridge
Global	Long-term growth of capital.	LSV MCM T. Rowe Price William Blair
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
SP Aggressive Growth Asset Allocation	High total return consistent with the specified level of risk tolerance.	Jennison PIM QMA
SP Balanced Asset Allocation	High total return consistent with the specified level of risk tolerance.	Jennison PIM QMA
SP Conservative Asset Allocation	High total return consistent with the specified level of risk tolerance.	Jennison PIM QMA
SP Davis Value	Growth of capital.	Davis
SP Growth Asset Allocation	High total return consistent with the specified level of risk tolerance.	Jennison PIM QMA
SP International Growth	Long-term growth of capital.	MCM William Blair
SP International Value	Long-term capital appreciation.	LSV Thornburg
SP Mid Cap Growth	Capital growth.	Neuberger Berman
SP PIMCO High Yield	Maximum total return, consistent with preservation of capital.	PIMCO
SP PIMCO Total Return	Maximum total return, consistent with preservation of capital.	PIMCO
SP Prudential U.S. Emerging Growth	Long-term capital appreciation.	Jennison
SP Small Cap Value	Long-term growth of capital.	Clearbridge GSAM
SP Strategic Partners Focused Growth	Long-term growth of capital.	AllianceBernstein Jennison
Advanced Series Trust
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation.	Dreman Eaton Vance Hotchkis and Wiley
AST Marsico Capital Growth	Capital growth.	MCM
AST Small-Cap Growth[1]	Long-term capital growth.	Eagle
AST T. Rowe Price Large-Cap Growth	Long-term growth of capital.	T. Rowe Price

1 includes all assets from AST DeAM Small Cap Value

Investment Subadvisers for the Advanced Series Trust & the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	AllianceBernstein, L.P. ("AllianceBernstein")
•	ClearBridge Advisors, LLC (“ClearBridge”)
•	Davis Advisors (“Davis”)
•	Dreman Value Management L.L.C. (“Dreman”)
•	Eagle Asset Management, Inc. (“Eagle”)
•	Eaton Vance Management (“Eaton Vance”)
•	Goldman Sachs Asset Management, L.P. (“GSAM”)
•	Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	Neuberger Berman Management, LLC (“Neuberger Berman”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	Thornburg Investment Management, Inc. (“Thornburg”)
•	William Blair & Company LLC (“William Blair”)

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                                                 Unaffiliated Funds / Portfolios
---------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------- ---------------------
            Funds/Portfolios                                      Objectives                                    Advisers
--------------------------------- -------------------------------------------------------------------- --------------------
---------------------------------- ------------------------------------------------------------------- --------------------
Janus Portfolio - Service
Shares(1)                          Long-term growth of capital.                                           Janus Capital
---------------------------------- ------------------------------------------------------------------- --------------------
[1] formerly Large Cap Growth Portfolio

Investment Advisers for Unaffiliated Funds / Portfolios

•	Janus Capital Management LLC (“Janus Capital”)

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund. The service fees received from the The Prudential Series Fund and Advanced Series Trust are 0.05% and 0.25% respectively. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

Portfolio:
Janus Aspen Series Janus Portfolio - Service Shares (formerly Large Cap Growth Portfolio)

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES and EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Our current sales load charge is 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount), and 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Type A Contract would be if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $353.60.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Taxes Attributable to Premiums

We may charge up to 7.5% for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a COI charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.03 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part is $20 per Contract for the first two Contract years and $8 per Contract thereafter. However, we may charge up to $20 per Contract for the first two Contract years and $10 per Contract thereafter. Currently, the second part is an amount of up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. The amount per $1,000 of basic insurance amount varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)

If the Contract includes a coverage segment representing an increase in basic insurance amount, we deduct $12 per segment representing an increase in basic insurance amount for the first two years of each coverage segment and zero thereafter; plus, we charge up to $1.12 per $1,000 of each coverage segment for an increase in basic insurance amount for the first five years from the effective date of the increase and zero thereafter. The amount per $1,000 of increase in basic insurance amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and nonsmoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, nonsmoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The following table provides sample per thousand charges:

Issue Age	Male nonsmoker	Male Smoker	Female nonsmoker	Female Smoker
35	$0.14	$0.23	$0.12	$0.16
45	$0.24	$0.34	$0.19	$0.28
55	$0.40	$0.45	$0.31	$0.42
65	$0.67	$0.76	$0.53	$0.70

(c)

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced annually at a constant rate to zero by the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium at start of year 1	Reducing annually to the end of year	Issue Age	Percentage of Sales Load Target Premium at start of year 1	Reducing annually to the end of year
0-45	90.0%	10	60	47.5%	7
46	87.0%	10	61	45.0%	6
47	84.0%	10	62	42.5%	6
48	81.0%	10	63	40.0%	5
49	78.0%	10	64	37.5%	4
50	75.0%	10	65	35.0%	4
51	72.0%	10	66	34.0%	4
52	69.0%	10	67	33.5%	4
53	66.0%	10	68	33.0%	4
54	63.0%	10	69	32.5%	3
55	60.0%	10	70	32.0%	3
56	57.5%	9	71	31.5%	3
57	55.0%	8	72	31.0%	3
58	52.5%	8	73	30.5%	3
59	50.0%	7	74 and above	30.0%	3

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount. Currently, we do not charge for a change in the basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Charges After Age 100

Beginning on the first Contract anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•

Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional death benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract anniversary on or after the insured’s 100th birthday.

•

Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•

Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class of the insured. It ranges from 5.56% to 10.44% of the greater of: 9% of the Contract’s Target Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

•

Target Term Rider - We currently deduct a sales expense charge for the Target Term Rider. We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We currently deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.01 to $83.34 per $1,000 of rider death benefit, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount, and is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

•	Living Needs Benefit Rider - We deduct a $150 fee for this rider if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you sign the request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire, from $5,000 up to four times the Contract's basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum basic insurance amount of $100,000 for the base Contract. However, the basic insurance amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine. The rider coverage amount after the increase cannot exceed four times the Contract's basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider coverage.

The Target Term Rider death benefit fluctuates as the base Contract's death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the death benefit was increased to meet the definition of life insurance.

Policy Year       Base Policy Death Benefit            Target Death Benefit
   1                     $ 500,000                         $ 500,000
   2                     $ 500,000                         $ 500,000
   3                     $ 500,000                         $ 500,000
   4                     $ 500,000                         $ 500,000
   5                     $ 500,000                         $ 500,000
   6                     $ 500,000                         $ 500,000
   7                     $ 500,000                         $ 500,000
   8                     $ 500,000                         $ 500,000
   9                     $ 500,000                         $ 500,000
   10                    $ 550,000                         $ 450,000
   11                    $ 605,000                         $ 395,000
   12                    $ 665,500                         $ 334,500
   13                    $ 732,050                         $ 267,950
   14                    $ 805,255                         $ 194,745
   15                    $ 885,781                         $ 114,220
   16                    $ 1,000,000                       $ -
   17                    $ 1,100,000                       $ -
   18                    $ 1,210,000                       $ -
   19                    $ 1,331,000                       $ -
   20                    $ 1,464,100                       $ -

You should consider the following factors when purchasing a Contract with a Target Term Rider:

•

A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial death benefit and premium payments if we continue to deduct current charges. The cash values are higher because: (1) the Sales Load Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the basic insurance amount. Additionally, we do not apply a surrender charge to the Target Term Rider.

•

However, a Contract with a Target Term Rider offers the potential for lower cash values and death benefits than an all base Contract with the same death benefit if we raise our current charges to the maximum contractual level. For example, maximum charges under the Contract and Target Term Rider are the same, except for the monthly administrative charge, which extends for 10 years on the rider and only five years on the base Contract.

Other factors to consider are:

•

The Death Benefit Guarantee for Contracts issued with a Target Term Rider is limited to five years. If it is important to you to have a Death Benefit Guarantee period longer than five years, you may want to purchase a Contract without a Target Term Rider. See Death Benefit Guarantee.

•

The Accidental Death Benefit, as described below, does not apply to any portion of the death benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

•

The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

•

The Living Needs Benefit, as described below, does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider.

•

The rider coverage amount terminates at the insured’s age 100. If it is important that you maintain a desired level of coverage amount after the insured’s attained age 100, you may want to purchase a Contract without a Target Term Rider.

•

Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision. This benefit will end on the earliest of: the end of the day before the first Contract anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children. The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts or Contracts with the Target Term Rider benefit. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of August 28, 2006, Pruco Life no longer offered these Contracts for sale. Generally, the Contract was issued on insureds through age 90 for death benefit Types A and B, through age 70 for death benefit Type C. The minimum basic insurance amount for Contracts without a Target Term Rider was $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $200,000 for insureds issue ages 81 and above). The minimum basic insurance amount for Contracts issued with a Type C (return of premium) death benefit was $250,000. See Types of Death Benefit.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (basic insurance amount plus any Target Term Rider coverage amount combined) was $250,000. Furthermore, if the Target Term Rider was added to the Contract, the minimum basic insurance amount of the base Contract was $100,000, while the minimum Target Term Rider coverage amount was $5,000. See RIDERS. We reserved the right to change the minimum basic insurance amounts of the Contracts we issued.

We required evidence of insurability, which may have included a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the death benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It was the premium needed to start the Contract. The minimum initial premium was equal to 9% of the Target Premium, including all extras, riders, and Enhanced Disability Benefit premium for Type A and Type B death benefit Contracts without the Target Term Rider. The minimum initial premium was equal to 9% of the Short-Term Premium for Type A and Type B death benefit Contracts with the Target Term Rider benefit and all Type C death benefit Contracts. There is no insurance under the Contract unless the minimum initial premium was paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may have required an additional premium if adjustments to premium payments exceeded the minimum initial premium or there were Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium was applied to your Contract as of the Contract date. If we did not receive your initial premium before the Contract date, we applied the initial premium to your Contract as of the end of the valuation period in which it was received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, there are no other specific premiums required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for each premium type described below. Understanding them may help you understand how the Contract works.

•

Short-Term Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium. However, not all Contracts offer the Death Benefit Guarantee beyond five Contract years.

•

Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium. However, not all Contracts offer the Death Benefit Guarantee for this period or beyond.

•

Lifetime Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

The length of the Death Benefit Guarantee depends on your Contract's death benefit type, the definition of life insurance test selected at issue, and whether you choose to have the Target Term Rider benefit. See Death Benefit Guarantee. When you purchase a Contract, your Pruco Life representative can tell you the Short-Term, Target, and Lifetime Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium was received, we deducted the charge for sales expenses and the charge for taxes attributable to premiums (in California, Oregon, and Texas this is called a premium based administrative charge) from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the short-term cancellation right (“free-look”) period were allocated to the Money Market investment option, then the first monthly deductions are made. At the end of the “free-look” period, these funds, adjusted for any investment results, were transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option immediately following the “free-look” period is not counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium was received before the Contract date, there was a period during which the Contract owner's initial premium was not invested.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until after the ”free-look” period. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the “free-look” period.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the “free-look” period.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract unless the minimum initial premium was paid. If a medical examination was required, the Contract date will ordinarily be the date the examination was completed. Under certain circumstances, we may have allowed the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may have been advantageous for some Contract owners as a lower issue age may have resulted in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received in Good Order at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for a Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract. This death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount, a reduction in the Target Term Rider death benefit, and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on your Contract minus total withdrawals on the date the change takes effect. This change is only available to Contracts that were issued with a Type C death benefit and subsequently changed to a Type A death benefit.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference. This change is only available to Contracts that were issued with a Type C death benefit and subsequently changed to a Type B death benefit.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference. We will not allow a change to your Contract if it will cause the death benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C $260,000
Type B $250,000	Type A $300,000	Type C $260,000
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from a your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Death Benefit Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a death benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the Death Benefit Guarantee. See Withdrawals and Loans. In Maryland, this guarantee is titled “Death Benefit Guarantee To Prevent Lapse”.

At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value during the Death Benefit Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short-Term Premiums, Target Premiums, and Lifetime Premiums are payments that correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, continued payment of the Short-Term Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing.

If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for basic insurance amounts dated on or after May 1, 2002. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short-Term Premium	Target Premium	Lifetime Premium
40	Type A (Fixed)	$1,125	$2,138	$4,765
40	Type B (Variable)	$1,210	$2,220	$14,185
40	Type C (Return of Premium)	$1,130	N/A	N/A
60	Type A (Fixed)	$3,363	$7,158	$12,963
60	Type B (Variable)	$4,415	$7,218	$33,195
60	Type C (Return of Premium)	$4,163	N/A	N/A
80	Type A (Fixed)	$16,203	$39,345	$47,235
80	Type B (Variable)	$22,353	$43,980	$83,015
80	Type C (Return of Premium)	N/A	N/A	N/A

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later to occur of the insured's age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured's age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Not all Contracts will have the Death Benefit Guarantee available in all years. All Contracts have a Short Term Death Benefit Guarantee period. A Contract with a Target Term Rider and/or Death Benefit Type C will only have a Short Term No-Lapse Guarantee available for the first five Contract years. All other Contracts have a second, longer Death Benefit Guarantee. Additionally, a Lifetime Death Benefit Guarantee period is available for Contracts with Death Benefits Type A or Type B, that have elected the Cash Value Accumulation Test for definition of life insurance. Your Contract Data pages will show No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability; and
(6)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment. Short-term premiums for increases to Contracts issued prior to May 1, 2002 will differ from increases to Contracts issued on or after May 1, 2002 due to COI rate changes.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund; and
(5)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 4.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The Death Benefit Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due 21 days prior to your Contract anniversary. If we receive your loan repayment within 21 days prior to your Contract anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s cash surrender value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The cash surrender value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract

Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

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Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life Insurance Coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of and $80,907,743 in 2008, $90,865,268 in 2007, and $91,615,140 in 2006. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,852,244 in 2008, $16,112,532 in 2007, and $11,528,129 in 2006. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Currently, Prudential Financial has a minority ownership interest in the joint venture.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 9% on premiums received in year two in excess of the first year’s Commissionable Target Premium up to the second year’s Commissionable Target Premium, 9% on premiums received in years three and four, and 6% in years five through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract debt.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and 9% of premiums received in years two through four, and 6% in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sold the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits.
Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to Pruco
Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers.  Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts.  In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome
cannot be predicted.   It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust.  The settlements relate to conduct that generally occurred between January 1998 and September 2003.  Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American
Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003.  Subsequent to the acquisition, Prudential
Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements.  Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit
Committee of Advanced Series Trust and the Staff of the SEC.  Neither Pruco Life nor Prudential Investments LLC, the other Investment
Manager of Advanced Series Trust, is involved in the settlements.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as "Net Cash Value."

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

Death Benefit Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans. See Death Benefit Guarantee.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Lifetime Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Universal Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Short-Term Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured’s age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruLife® Custom Premier

To learn more about the PruLife® Custom Premier variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-49332. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account

Pruco Life Insurance Company

PruLife® Custom Premier

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PruLife® Custom Premier prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2009.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s Principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The Principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $796,030,395 in 2008, $717,671,914 in 2007, and $653,795,842 in 2006.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

1

Our individual life reinsurance treaties covering PruLife® Custom Premier Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential then reinsures some portion of this business with various reinsurers.

The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco Life”), a subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), a subsidiary of Pruco Life, jointly entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential, Pruco Life, and Pruco Life of New Jersey with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,014,514 in 2008, $3,144,953 in 2007, and $3,339,870 in 2006 from Prudential, Pruco Life, and Pruco Life of New Jersey for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

INITIAL PREMIUM PROCESSING

In general,  the invested  portion of the minimum  initial  premium will be placed in the Contract Fund as of the later of the Contract
Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective  Contract owner, Pruco Life will follow certain insurance  underwriting
(i.e.,  evaluation of risk) procedures  designed to determine  whether the proposed Insured is insurable.  The process may involve such verification  procedures as medical  examinations and may require that further information be provided by the proposed Insured before a determination  can be made. A Contract  cannot be issued,  (i.e.,  physically  issued through Pruco Life's  computerized  issue system)
until this underwriting procedure has been completed.

These processing  procedures are designed to provide  temporary life insurance  coverage to every  prospective  Contract owner who pays the  minimum  initial  premium at the time the  request  for  coverage  is  submitted,  subject to the terms of the  Limited  Insurance
Agreement.  Since a Contract cannot be issued until after the underwriting  process has been completed,  we will provide temporary life insurance  coverage  through use of the Limited  Insurance  Agreement.  This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract  Date is the date  specified in the Contract.  This date is used to determine  the insurance age of the proposed  insured.
It  represents  the first day of the Contract  year and  therefore  determines  the Contract  anniversary  and Monthly  dates.  It also represents the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is paid with the application and no medical  examination is required,  the Contract Date will ordinarily be the date of the  application.  If a delay  is  encountered  (e.g.,  if a  request  for  further  information  is not met  promptly), generally,  the Contract Date will be 21 days prior to the date on which the Contract is physically  issued.  If a medical  examination is required,  the Contract Date will ordinarily be the date the  examination is completed,  subject to the same  qualification  as that noted above.

If the premium paid with the  application is less than the minimum initial  premium,  the Contract Date will be determined as described above.  The balance of the minimum  initial  premium  amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the  application,  the Contract Date will be the Contract Date stated in the Contract,  which will generally be the date the minimum initial premium is received from the Contract owner and the Contract is delivered.

There is one principle  variation from the foregoing  procedure.  If permitted by the insurance laws of the state in which the Contract
is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In  situations  where the Contract  Date  precedes  the date that the minimum  initial  premium is  received,  charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

2

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	3.57 3.57 3.57	89,250 267,750 357,000	$250,000 $267,750* $357,000*
60 60 60	$ 75,000 $125,000 $150,000	1.92 1.92 1.92	144,000 240,000 288,000	$250,000 $250,000 $288,000*
80 80 80	$150,000 $200,000 $225,000	1.26 1.26 1.26	189,000 252,000 283,500	$250,000 $252,000* $283,500*
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	3.57 3.57 3.57	89,250 267,750 357,000	$275,000 $325,000 $357,000*
60 60 60	$ 75,000 $125,000 $150,000	1.92 1.92 1.92	144,000 240,000 288,000	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.26 1.26 1.26	189,000 252,000 283,500	$400,000 $450,000 $475,000
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the greater of:

(1)	the basic insurance amount plus the total premiums paid into the Contract less any withdrawals; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

5

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	3.57 3.57 3.57	89,250 267,750 357,000	$265,000 $310,000 $357,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	1.92 1.92 1.92	144,000 240,000 288,000	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.26 1.26 1.26	189,000 252,000 283,500	$375,000 $400,000 $425,000
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

6

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

7

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

8

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$250,570,387	$83,712,102	$42,743,294	$4,416,975
Net Assets	$250,570,387	$83,712,102	$42,743,294	$4,416,975

NET ASSETS, representing:
Accumulation units	$250,570,387	$83,712,102	$42,743,294	$4,416,975
	$250,570,387	$83,712,102	$42,743,294	$4,416,975

Units outstanding	152,864,507	40,753,032	38,469,319	4,252,635

Portfolio shares held	25,057,039	8,464,318	2,606,298	357,940
Portfolio net asset value per share	$10.00	$9.89	$16.40	$12.34
Investment in portfolio shares, at cost	$250,570,387	$93,059,119	$59,067,220	$5,510,454

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$6,006,347	$5,061,910	$830,563	$147,043

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1,122,842	466,917	203,828	36,022

NET INVESTMENT INCOME (LOSS)	4,883,505	4,594,993	626,735	111,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,001,316	6,171,496	399,112
Realized gain (loss) on shares redeemed	0	(1,533,280)	79,501	(90,712)
Net change in unrealized gain (loss) on investments	0	(7,711,840)	(33,088,556)	(1,730,506)

NET GAIN (LOSS) ON INVESTMENTS	0	(8,243,804)	(26,837,559)	(1,422,106)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,883,505	$(3,648,811)	$(26,210,824)	$(1,311,085)

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$7,689,757	$8,048,488	$132,843,475	$11,188,342	$3,063,419	$13,230,582
$7,689,757	$8,048,488	$132,843,475	$11,188,342	$3,063,419	$13,230,582

$7,689,757	$8,048,488	$132,843,475	$11,188,342	$3,063,419	$13,230,582
$7,689,757	$8,048,488	$132,843,475	$11,188,342	$3,063,419	$13,230,582

4,921,791	6,981,547	115,268,388	7,685,223	455,764	15,081,278

605,970	2,229,498	5,836,708	1,030,234	129,258	1,012,286
$12.69	$3.61	$22.76	$10.86	$23.70	$13.07
$8,878,899	$11,106,863	$179,066,733	$20,242,178	$4,471,646	$18,051,829

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$1,075,184	$785,926	$3,929,523	$293,378	$42,023	$326,382

144,933	25,004	714,800	86,306	31,765	61,484

930,251	760,922	3,214,723	207,072	10,258	264,898

0	0	0	3,362,284	707,513	1,101,765
723,083	(194,667)	(605,987)	(310,925)	(738,426)	27,913
(5,638,526)	(2,700,000)	(80,195,888)	(11,414,256)	(3,519,831)	(11,163,108)

(4,915,443)	(2,894,667)	(80,801,875)	(8,362,897)	(3,550,744)	(10,033,430)

$(3,985,192)	$(2,133,745)	$(77,587,152)	$(8,155,825)	$(3,540,486)	$(9,768,532)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$95,874,214	$33,952,869	$18,131,381	$3,813,162
Net Assets	$95,874,214	$33,952,869	$18,131,381	$3,813,162

NET ASSETS, representing:
Accumulation units	$95,874,214	$33,952,869	$18,131,381	$3,813,162
	$95,874,214	$33,952,869	$18,131,381	$3,813,162

Units outstanding	30,924,772	48,152,481	6,771,516	5,409,695

Portfolio shares held	8,410,019	2,311,291	1,448,193	462,762
Portfolio net asset value per share	$11.40	$14.69	$12.52	$8.24
Investment in portfolio shares, at cost	$100,042,774	$42,412,735	$23,925,487	$6,194,266

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$3,322,115	$233,503	$270,378	$122,063

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	474,565	136,523	140,472	33,262

NET INVESTMENT INCOME (LOSS)	2,847,550	96,980	129,906	88,801

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	3,609,124	235,708
Realized gain (loss) on shares redeemed	(59,660)	219,829	(62,857)	(142,880)
Net change in unrealized gain (loss) on investments	112,405	(20,350,425)	(12,069,684)	(4,049,420)

NET GAIN (LOSS) ON INVESTMENTS	52,745	(20,130,596)	(8,523,417)	(3,956,592)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,900,295	$(20,033,616)	$(8,393,511)	$(3,867,791)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS VIT Growth Series-Initial Class	American Century VP Value Fund	Franklin Templeton Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large-Cap Growth Portfolio

$4,219,467	$1,721,671	$8,065,762	$2,620,632	$756,567	$0
$4,219,467	$1,721,671	$8,065,762	$2,620,632	$756,567	$0

$4,219,467	$1,721,671	$8,065,762	$2,620,632	$756,567	$0
$4,219,467	$1,721,671	$8,065,762	$2,620,632	$756,567	$0

7,670,514	3,262,079	6,143,873	4,816,681	926,620	0

266,886	110,222	1,723,453	223,033	156,964	0
$15.81	$15.62	$4.68	$11.75	$4.82	$0.00
$5,822,239	$2,158,538	$12,437,765	$4,108,883	$1,126,797	$0

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS VIT Growth Series-Initial Class	American Century VP Value Fund	Franklin Templeton Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large-Cap Growth Portfolio

$43,408	$5,034	$235,948	$0	$31,018	$0

31,116	14,368	52,599	18,486	2,674	9,854

12,292	(9,334)	183,349	(18,486)	28,344	(9,854)

0	0	1,252,646	493,369	185,824	0
(36,041)	25,808	(147,878)	(78,172)	(133,896)	1,108,669
(2,789,178)	(1,020,180)	(4,285,475)	(2,427,720)	(576,505)	(1,578,655)

(2,825,219)	(994,372)	(3,180,707)	(2,012,523)	(524,577)	(469,986)

$(2,812,927)	$(1,003,706)	$(2,997,358)	$(2,031,009)	$(496,233)	$(479,840)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio – Initial Shares	Dreyfus Developing Leaders Portfolio - Initial Shares	Prudential SP Small Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$29,387,141	$251,782	$2,305,073	$28,734,922
Net Assets	$29,387,141	$251,782	$2,305,073	$28,734,922

NET ASSETS, representing:
Accumulation units	$29,387,141	$251,782	$2,305,073	$28,734,922
	$29,387,141	$251,782	$2,305,073	$28,734,922

Units outstanding	31,771,459	287,850	6,324,799	25,605,093

Portfolio shares held	4,373,086	32,074	121,256	3,780,911
Portfolio net asset value per share	$6.72	$7.85	$19.01	$7.60
Investment in portfolio shares, at cost	$43,844,870	$478,332	$4,089,186	$46,276,950

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio – Initial Shares	Dreyfus Developing Leaders Portfolio - Initial Shares	Prudential SP Small Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$577,128	$3,958	$34,850	$393,797

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	101,092	817	7,300	87,398

NET INVESTMENT INCOME (LOSS)	476,036	3,141	27,550	306,399

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,458,200	64,087	208,816	3,769,188
Realized gain (loss) on shares redeemed	(295,819)	(56,029)	(320,807)	(860,223)
Net change in unrealized gain (loss) on investments	(21,533,248)	(199,635)	(1,401,546)	(15,720,178)

NET GAIN (LOSS) ON INVESTMENTS	(19,370,867)	(191,577)	(1,513,537)	(12,811,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,894,831)	$(188,436)	$(1,485,987)	$(12,504,814)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Prudential SP Small-Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares

$273,333	$965,428	$25,621	$413,623	$0	$1,641,406
$273,333	$965,428	$25,621	$413,623	$0	$1,641,406

$273,333	$965,428	$25,621	$413,623	$0	$1,641,406
$273,333	$965,428	$25,621	$413,623	$0	$1,641,406

44,556	1,012,637	28,855	2,237,735	0	3,569,283

29,775	138,313	1,915	49,358	0	79,295
$9.18	$6.98	$13.38	$8.38	$0.00	$20.70
$335,410	$1,602,458	$36,216	$597,356	$0	$2,543,057

SUBACCOUNTS (Continued)
Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Prudential SP Small-Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares

$43	$8,775	$930	$0	$0	$1,620

78	2,620	90	1,134	6,374	4,574

(35)	6,155	840	(1,134)	(6,374)	(2,954)

474	2,214	3,415	0	0	133,377
(10,489)	(123,358)	2,285	896	759,208	(11,061)
(62,077)	(351,041)	(21,921)	(325,079)	(1,077,071)	(1,320,525)

(72,092)	(472,185)	(16,221)	(324,183)	(317,863)	(1,198,209)

$(72,127)	$(466,030)	$(15,381)	$(325,317)	$(324,237)	$(1,201,163)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer MidCap Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio
ASSETS
Investment in the portfolios, at value	$17,864,082	$1,328,127	$48,440,232	$7,119,234
Net Assets	$17,864,082	$1,328,127	$48,440,232	$7,119,234

NET ASSETS, representing:
Accumulation units	$17,864,082	$1,328,127	$48,440,232	$7,119,234
	$17,864,082	$1,328,127	$48,440,232	$7,119,234

Units outstanding	15,283,861	3,704,161	32,414,419	6,202,282

Portfolio shares held	751,855	49,135	4,379,768	1,062,572
Portfolio net asset value per share	$23.76	$27.03	$11.06	$6.70
Investment in portfolio shares, at cost	$18,289,698	$2,179,744	$49,647,475	$10,338,697

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer MidCap Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio
INVESTMENT INCOME
Dividend income	$502,093	$0	$2,455,370	$728,746

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	42,206	3,677	122,602	22,031

NET INVESTMENT INCOME (LOSS)	459,887	(3,677)	2,332,768	706,715

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,439,873	0	0	9,202
Realized gain (loss) on shares redeemed	29,497	(510)	47,970	(237,129)
Net change in unrealized gain (loss) on investments	(5,630,839)	(1,137,549)	(2,679,411)	(2,924,169)

NET GAIN (LOSS) ON INVESTMENTS	(4,161,469)	(1,138,059)	(2,631,441)	(3,152,096)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,701,582)	$(1,141,736)	$(298,673)	$(2,445,381)

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio – Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

$1,845,935	$0	$0	$3,142,418	$11,435,113	$18,130,503
$1,845,935	$0	$0	$3,142,418	$11,435,113	$18,130,503

$1,845,935	$0	$0	$3,142,418	$11,435,113	$18,130,503
$1,845,935	$0	$0	$3,142,418	$11,435,113	$18,130,503

2,637,728	0	0	3,942,512	19,940,715	17,657,382

118,405	0	0	657,410	3,333,852	3,958,625
$15.59	$0.00	$0.00	$4.78	$3.43	$4.58
$2,374,595	$0	$0	$4,636,422	$20,463,127	$28,183,249

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio – Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

$14,548	$0	$0	$0	$0	$71,170

6,070	11,788	4,460	10,455	37,370	61,938

8,478	(11,788)	(4,460)	(10,455)	(37,370)	9,232

0	0	0	282,563	3,666,047	3,974,496
19,480	251,028	708,248	(42,743)	(291,110)	(285,141)
(1,195,228)	(738,188)	(756,065)	(2,040,509)	(11,495,867)	(13,797,297)

(1,175,748)	(487,160)	(47,817)	(1,800,689)	(8,120,930)	(10,107,942)

$(1,167,270)	$(498,948)	$(52,277)	$(1,811,144)	$(8,158,300)	$(10,098,710)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$9,213,118	$43,539,424	$67,888,156	$22,595,194
Net Assets	$9,213,118	$43,539,424	$67,888,156	$22,595,194

NET ASSETS, representing:

Accumulation units	$9,213,118	$43,539,424	$67,888,156	$22,595,194
	$9,213,118	$43,539,424	$67,888,156	$22,595,194

Units outstanding	7,754,437	40,602,817	69,182,639	25,020,838
Portfolio shares held	1,036,346	5,567,701	10,286,084	4,056,588
Portfolio net asset value per share	$8.89	$7.82	$6.60	$5.57
Investment in portfolio shares, at cost	$11,278,445	$58,022,719	$100,559,027	$36,809,338

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$328,712	$1,209,540	$1,386,978	$308,885

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	26,414	108,680	174,047	58,232

NET INVESTMENT INCOME (LOSS)	302,298	1,100,860	1,212,931	250,653

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	545,968	3,666,547	8,124,194	3,064,146
Realized gain (loss) on shares redeemed	(197,149)	(661,676)	(1,149,376)	(619,292)
Net change in unrealized gain (loss) on investments	(3,047,568)	(20,714,684)	(44,232,838)	(17,750,727)

NET GAIN (LOSS) ON INVESTMENTS	(2,698,749)	(17,709,813)	(37,258,020)	(15,305,873)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,396,451)	$(16,608,953)	$(36,045,089)	$(15,055,220)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Janus Aspen International Growth Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund

$3,672,153	$9,575,647	$19,392,577	$1,275,131	$903,191	$1,755,166
$3,672,153	$9,575,647	$19,392,577	$1,275,131	$903,191	$1,755,166

$3,672,153	$9,575,647	$19,392,577	$1,275,131	$903,191	$1,755,166
$3,672,153	$9,575,647	$19,392,577	$1,275,131	$903,191	$1,755,166

3,778,567	9,545,027	18,735,988	143,496	91,977	148,178
140,857	2,775,550	3,917,692	131,457	65,544	185,929
$26.07	$3.45	$4.95	$9.70	$13.78	$9.44
$5,142,298	$19,089,437	$35,954,569	$2,062,688	$1,454,861	$3,051,006

SUBACCOUNTS (Continued)
Janus Aspen International Growth Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund

$57,712	$232,424	$766,047	$346	$0	$82,797

10,669	34,225	70,102	0	0	0

47,043	198,199	695,945	346	0	82,797

833,616	2,827,478	4,441,085	47,217	39,273	207,286
102,290	(722,388)	(1,801,666)	(43,521)	(40,196)	(201,240)
(4,478,642)	(11,651,280)	(18,983,740)	(999,542)	(578,266)	(1,249,499)

(3,542,736)	(9,546,190)	(16,344,321)	(995,846)	(579,189)	(1,243,453)

$(3,495,693)	$(9,347,991)	$(15,648,376)	$(995,500)	$(579,189)	$(1,160,656)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund	ProFund VP Banks Fund		ProFund VP Basic Materials Fund
ASSETS
Investment in the portfolios, at value	$502,518	$30,235	$2		$5,002
Net Assets	$502,518	$30,235	$2		$5,002

NET ASSETS, representing:

Accumulation units	$502,518	$30,235	$2		$5,002
	$502,518	$30,235	$2		$5,002

Units outstanding	46,367	15,088	3		4,512

Portfolio shares held	65,347	768	0	*	200
Portfolio net asset value per share	$7.69	$39.35	$12.76		$25.02
Investment in portfolio shares, at cost	$691,870	$34,817	$4		$11,161

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund	ProFund VP Banks Fund	ProFund VP Basic Materials Fund
INVESTMENT INCOME
Dividend income	$280	$100	$0	$33

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	33	2	35

NET INVESTMENT INCOME (LOSS)	280	67	(2)	(2)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	19,213	1,233	0	0
Realized gain (loss) on shares redeemed	(35,728)	179	(975)	(2,022)
Net change in unrealized gain (loss) on investments	(183,437)	(8,230)	0	(8,166)

NET GAIN (LOSS) ON INVESTMENTS	(199,952)	(6,818)	(975)	(10,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(199,672)	$(6,751)	$(977)	$(10,190)

* Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund

$7,277	$253	$3,408	$3		$418	$19,041
$7,277	$253	$3,408	$3		$418	$19,041

$7,277	$253	$3,408	$3		$418	$19,041
$7,277	$253	$3,408	$3		$418	$19,041

8,422	149	4,839	4		382	9,157

211	12	507	0	*	17	490
$34.42	$20.98	$6.72	$20.16		$24.61	$38.84
$6,852	$232	$3,161	$5		$574	$21,179

SUBACCOUNTS (Continued)
ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund	ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund

$3,245	$0	$340	$0	$7	$0

299	11	40	1	1	54

2,946	(11)	300	(1)	6	(54)

0	0	0	0	23	2,551
34,403	2,426	37,874	(542)	(28)	(7,519)
474	30	63	(1)	(161)	(5,382)

34,877	2,456	37,937	(543)	(166)	(10,350)

$37,823	$2,445	$38,237	$(544)	$(160)	$(10,404)

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund
ASSETS
Investment in the portfolios, at value	$5,188	$37,197	$43,301	$0
Net Assets	$5,188	$37,197	$43,301	$0

NET ASSETS, representing:
Accumulation units	$5,188	$37,197	$43,301	$0
	$5,188	$37,197	$43,301	$0

Units outstanding	4,102	56,010	41,519	0

Portfolio shares held	318	2,351	1,826	0	*
Portfolio net asset value per share	$16.32	$15.82	$23.72	$24.19
Investment in portfolio shares, at cost	$9,826	$57,917	$51,553	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund
INVESTMENT INCOME
Dividend income	$170	$402	$148	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	31	93	127	1

NET INVESTMENT INCOME (LOSS)	139	309	21	(1)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,189	0	0	0
Realized gain (loss) on shares redeemed	(2,739)	(11,910)	(5,031)	(117)
Net change in unrealized gain (loss) on investments	(4,809)	(11,409)	(8,288)	0

NET GAIN (LOSS) ON INVESTMENTS	(6,359)	(23,319)	(13,319)	(117)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,220)	$(23,010)	$(13,298)	$(118)

* Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
ProFund VP Internet Fund	ProFund VP Japan Fund	ProFund VP Mid- Cap Growth Fund	ProFund VP Mid- Cap Value Fund	ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund

$359	$5,312	$532	$9,956	$3,520,047	$25,774
$359	$5,312	$532	$9,956	$3,520,047	$25,774

$359	$5,312	$532	$9,956	$3,520,047	$25,774
$359	$5,312	$532	$9,956	$3,520,047	$25,774

315	4,310	492	8,167	3,233,406	23,908

14	428	28	595	3,520,047	2,407
$26.23	$12.41	$19.26	$16.72	$1.00	$10.71
$665	$11,889	$848	$17,486	$3,520,047	$25,944

SUBACCOUNTS (Continued)
ProFund VP Internet Fund	ProFund VP Japan Fund	ProFund VP Mid- Cap Growth Fund	ProFund VP Mid- Cap Value Fund	ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund

$0	$980	$0	$0	$25,533	$0

2	19	3	40	7,858	215
(2)	961	(3)	(40)	17,675	(215)

62	0	291	2,447	0	0
(195)	(433)	(291)	(5,342)	0	(25,622)
(321)	(4,350)	(297)	(5,200)	0	1,213

(454)	(4,783)	(297)	(8,095)	0	(24,409)

$(456)	$(3,822)	$(300)	$(8,135)	$17,675	$(24,624)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund
ASSETS
Investment in the portfolios, at value	$223	$345	$8,885	$5
Net Assets	$223	$345	$8,885	$5

NET ASSETS, representing:
Accumulation units	$223	$345	$8,885	$5
	$223	$345	$8,885	$5

Units outstanding	272	211	8,190	11

Portfolio shares held	11	11	309	0	*
Portfolio net asset value per share	$20.17	$31.27	$28.71	$10.87
Investment in portfolio shares, at cost	$262	$552	$10,103	$10

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund
INVESTMENT INCOME
Dividend income	$4	$15	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	22	35	0

NET INVESTMENT INCOME (LOSS)	4	(7)	(35)	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	33	161	0
Realized gain (loss) on shares redeemed	(18)	(10,941)	(6,283)	0
Net change in unrealized gain (loss) on investments	(30)	(1,023)	(540)	(3)

NET GAIN (LOSS) ON INVESTMENTS	(48)	(11,931)	(6,662)	(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44)	$(11,938)	$(6,697)	$(3)

* Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund		ProFund VP Short Small- Cap Fund	ProFund VP Small- Cap Fund	ProFund VP Small-Cap Growth Fund		ProFund VP Small-Cap Value Fund

$1		$0		$22	$26,513	$0		$1
$1		$0		$22	$26,513	$0		$1

$1		$0		$22	$26,513	$0		$1
$1		$0		$22	$26,513	$0		$1

2		0		32	21,944	$0		$1

0	*	0	*	1	1,494	0	*	0	*
$10.94		$20.28		$17.72	$17.75	$18.53		$18.63
$1		$0		$25	$25,661	$0		$1

SUBACCOUNTS (Continued)
ProFund VP Semiconductor Fund	ProFund VP Short NASDAQ-100 Fund	ProFund VP Short Small- Cap Fund	ProFund VP Small- Cap Fund	ProFund VP Small-Cap Growth Fund	ProFund VP Small-Cap Value Fund

$0	$0	$1	$629	$0	$0

1	191	127	229	4	0

(1)	(191)	(126)	400	(4)	0

0	0	0	22,931	52	0
97	26,745	3,340	(93,618)	(169)	0
0	0	(3)	852	0	0

97	26,745	3,337	(69,835)	(117)	0

$96	$26,554	$3,211	$(69,435)	$(121)	$0

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund		ProFund VP UltraMid-Cap Fund
ASSETS
Investment in the portfolios, at value	$14,844	$5,584	$9		$1
Net Assets	$14,844	$5,584	$9		$1

NET ASSETS, representing:
Accumulation units	$14,844	$5,584	$9		$1
	$14,844	$5,584	$9		$1

Units outstanding	15,298	5,451	5		1

Portfolio shares held	1,577	826	0	*	0	*
Portfolio net asset value per share	$9.41	$6.76	$47.26		$11.08
Investment in portfolio shares, at cost	$18,709	$9,673	$7		$1

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund
INVESTMENT INCOME
Dividend income	$0	$452	$20	$135

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	20	15	3	12

NET INVESTMENT INCOME (LOSS)	(20)	437	17	123

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,499	0	0
Realized gain (loss) on shares redeemed	(94)	(1,932)	481	6,259
Net change in unrealized gain (loss) on investments	(4,330)	(3,763)	28	0

NET GAIN (LOSS) ON INVESTMENTS	(4,424)	(3,196)	509	6,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,444)	$(2,759)	$526	$6,382

* Represents less than one share.

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)
ProFund VP UltraNASDAQ- 100 Fund	ProFund VP UltraSmall-Cap Fund		ProFund VP Bull Fund	ProFund VP Utilities Fund	AST T. Rowe Price Large- Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio

$2,602	$4		$26,784	$910	$8,054,075	$1,007,857
$2,602	$4		$26,784	$910	$8,054,075	$1,007,857

$2,602	$4		$26,784	$910	$8,054,075	$1,007,857
$2,602	$4		$26,784	$910	$8,054,075	$1,007,857

3,555	4		27,050	558	1,282,315	130,599

355	0	*	1,415	35	1,155,534	267,336
$7.34	$7.77		$18.93	$25.78	$6.97	$3.77
$2,444	$3		$26,100	$1,051	$12,705,168	$2,175,772

SUBACCOUNTS (Continued)
ProFund VP UltraNASDAQ- 100 Fund	ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST T. Rowe Price Large- Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio

$0	$0	$0	$257	$13,310	$59,454

40	11	120	19	17,492	1,223

(40)	(11)	(120)	238	(4,182)	58,231

0	0	59	256	0	679,447
14,741	8,559	(37,040)	(2,027)	(140,037)	(537,437)
(763)	1	2,497	(141)	(4,651,093)	(677,677)

13,978	8,560	(34,484)	(1,912)	(4,791,130)	(535,667)

$13,938	$8,549	$(34,604)	$(1,674)	$(4,795,312)	$(477,436)

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$556,247	$1,312,995	$337,893	$0
Net Assets	$556,247	$1,312,995	$337,893	$0

NET ASSETS, representing:
Accumulation units	$556,247	$1,312,995	$337,893	$0
	$556,247	$1,312,995	$337,893	$0

Units outstanding	57,023	159,111	42,923	0

Portfolio shares held	51,220	197,740	54,853	0
Portfolio net asset value per share	$10.86	$6.64	$6.16	$0.00
Investment in portfolio shares, at cost	$677,201	$2,227,681	$497,991	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$1,286	$33,976	$0	$9,569

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	447	1,452	370	216

NET INVESTMENT INCOME (LOSS)	839	32,524	(370)	9,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	17,684	214,722	0	0
Realized gain (loss) on shares redeemed	(8,173)	(105,842)	(10,747)	(158,371)
Net change in unrealized gain (loss) on investments	(123,624)	(814,469)	(193,736)	117,263

NET GAIN (LOSS) ON INVESTMENTS	(114,113)	(705,589)	(204,483)	(41,108)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(113,274)	$(673,065)	$(204,853)	$(31,755)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio

$543,466	$1,522,284	$849,486	$9,282,849	$4,942,289	$260,263
$543,466	$1,522,284	$849,486	$9,282,849	$4,942,289	$260,263

$543,466	$1,522,284	$849,486	$9,282,849	$4,942,289	$260,263
$543,466	$1,522,284	$849,486	$9,282,849	$4,942,289	$260,263

70,235	180,535	107,092	1,506,109	733,355	30,658

102,929	175,581	293,940	904,761	390,695	37,829
$5.28	$8.67	$2.89	$10.26	$12.65	$6.88
$977,748	$2,314,358	$1,466,527	$15,744,727	$8,007,484	$353,683

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio

$0	$15,575	$0	$192,736	$26,629	$803

619	1,381	1,036	18,890	9,144	313

(619)	14,194	(1,036)	173,846	17,485	490

129,508	149,736	204,527	716,245	281,646	0
(68,895)	(83,608)	(42,148)	(351,089)	(140,741)	(12,015)
(416,069)	(617,045)	(680,982)	(6,461,878)	(3,278,439)	(117,448)

(355,456)	(550,917)	(518,603)	(6,096,722)	(3,137,534)	(129,463)

$(356,075)	$(536,723)	$(519,639)	$(5,922,876)	$(3,120,049)	$(128,973)

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at value	$353,698	$5,779,584	$531,821	$4,311,876
Net Assets	$353,698	$5,779,584	$531,821	$4,311,876

NET ASSETS, representing:
Accumulation units	$353,698	$5,779,584	$531,821	$4,311,876
	$353,698	$5,779,584	$531,821	$4,311,876

Units outstanding	40,949	848,243	47,245	480,540

Portfolio shares held	27,654	516,034	49,016	240,082
Portfolio net asset value per share	$12.79	$11.20	$10.85	$17.96
Investment in portfolio shares, at cost	$547,385	$8,377,990	$547,714	$7,718,771

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
INVESTMENT INCOME
Dividend income	$0	$0	$14,456	$38,515

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	606	12,094	342	6,350

NET INVESTMENT INCOME (LOSS)	(606)	(12,094)	14,114	32,165

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	595,148
Realized gain (loss) on shares redeemed	(17,471)	(102,053)	(398)	(157,955)
Net change in unrealized gain (loss) on investments	(306,003)	(2,598,406)	(17,863)	(4,356,875)

NET GAIN (LOSS) ON INVESTMENTS	(323,474)	(2,700,459)	(18,261)	(3,919,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(324,080)	$(2,712,553)	$(4,147)	$(3,887,517)

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund - Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$428,047	$1,623,161	$979,444	$6,228	$45,724	$36,039
$428,047	$1,623,161	$979,444	$6,228	$45,724	$36,039

$428,047	$1,623,161	$979,444	$6,228	$45,724	$36,039
$428,047	$1,623,161	$979,444	$6,228	$45,724	$36,039

45,517	194,880	86,895	987	5,945	5,539

60,630	107,708	87,372	662	4,675	3,633
$7.06	$15.07	$11.21	$9.41	$9.78	$9.92
$704,526	$2,462,512	$1,059,004	$7,417	$50,591	$35,603

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund - Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$5,328	$46,946	$46,548	$75	$0	$0

451	1,872	975	1	8	4

4,877	45,074	45,573	74	(8)	(4)

103,301	0	28,695	302	0	0
(64,479)	(54,202)	(16,439)	(215)	(1,506)	(398)
(241,142)	(970,013)	(106,808)	(1,189)	(4,867)	436

(202,320)	(1,024,215)	(94,552)	(1,102)	(6,373)	38

$(197,443)	$(979,141)	$(48,979)	$(1,028)	$(6,381)	$34

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus MidCap Stock Portfolio – Service Shares	MFS Utilities Series-Initial Class
ASSETS
Investment in the portfolios, at value	$13,746	$1,688	$124,841
Net Assets	$13,746	$1,688	$124,841

NET ASSETS, representing:
Accumulation units	$13,746	$1,688	$124,841
	$13,746	$1,688	$124,841

Units outstanding	1,981	277	19,520

Portfolio shares held	697	216	6,856
Portfolio net asset value per share	$19.71	$7.82	$18.21
Investment in portfolio shares, at cost	$17,147	$1,966	$143,431

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus MidCap Stock Portfolio - Service Shares	MFS Utilities Series-Initial Class
INVESTMENT INCOME
Dividend income	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	5	0	39

NET INVESTMENT INCOME (LOSS)	(5)	0	(39)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	(548)	(102)	(4,151)
Net change in unrealized gain (loss) on investments	(3,401)	(278)	(18,590)

NET GAIN (LOSS) ON INVESTMENTS	(3,949)	(380)	(22,741)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,954)	$(380)	$(22,780)

The accompanying notes are an integral part of these financial statements.

A23

[This page intentionally left blank.]

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$4,883,505	$9,878,701	$4,594,993	$4,317,505
Capital gains distributions received	0	0	1,001,316	0
Realized gain (loss) on shares redeemed	0	0	(1,533,280)	(162,061)
Net change in unrealized gain (loss) on investments	0	0	(7,711,840)	351,560

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,883,505	9,878,701	(3,648,811)	4,507,004

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,170,122	36,325,946	6,934,803	7,198,222
Policy loans	(1,162,863)	(1,796,286)	(761,605)	(585,749)
Policy loan repayments and interest	260,301	628,770	138,725	87,194
Surrenders, withdrawals and death benefits	(3,653,709)	(13,402,837)	(3,028,107)	(4,816,432)
Net transfers between other subaccounts or fixed rate option	17,887,066	(17,991,023)	(20,643,105)	19,066,168
Withdrawal and other charges	(7,506,241)	(8,978,704)	(3,949,855)	(3,689,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,994,676	(5,214,134)	(21,309,144)	17,259,884

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,878,181	4,664,567	(24,957,955)	21,766,888

NET ASSETS
Beginning of period	213,692,206	209,027,639	108,670,057	86,903,169
End of period	$250,570,387	$213,692,206	$83,712,102	$108,670,057

Beginning units	132,611,606	134,946,037	49,522,699	41,664,687
Units issued	48,151,839	51,601,536	5,916,654	15,370,836
Units redeemed	(27,898,938)	(53,935,967)	(14,686,321)	(7,512,824)
Ending units	152,864,507	132,611,606	40,753,032	49,522,699

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$626,735	$478,641	$111,021	$76,827	$930,251	$844,020
6,171,496	45,786	399,112	179,309	0	0
79,501	1,986,645	(90,712)	75,782	723,083	941,395
(33,088,556)	3,023,708	(1,730,506)	(79,780)	(5,638,526)	162,599

(26,210,824)	5,534,780	(1,311,085)	252,138	(3,985,192)	1,948,014

9,374,995	9,877,191	1,498,936	297,759	250,389	332,295
(1,105,691)	(1,124,706)	(7,108)	(52,983)	(6,486)	(1,577)
192,543	164,602	17,665	27,395	6,161	25,647
(2,075,408)	(2,409,079)	(336,179)	(219,701)	(606,549)	(326,630)

(1,633,743)	(3,919,918)	228,926	4,449	(23,393,053)	(6,368,877)
(4,184,291)	(4,562,267)	(363,713)	(125,289)	(268,704)	(436,355)

568,405	(1,974,177)	1,038,527	(68,370)	(24,018,242)	(6,775,497)

(25,642,419)	3,560,603	(272,558)	183,768	(28,003,434)	(4,827,483)

68,385,713	64,825,110	4,689,533	4,505,765	35,693,191	40,520,674
$42,743,294	$68,385,713	$4,416,975	$4,689,533	$7,689,757	$35,693,191

37,024,867	37,182,960	3,209,716	3,207,896	13,124,684	16,371,387
8,679,750	7,749,121	1,818,712	254,474	333,476	416,651
(7,235,298)	(7,907,214)	(775,793)	(252,654)	(8,536,369)	(3,663,354)
38,469,319	37,024,867	4,252,635	3,209,716	4,921,791	13,124,684

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$760,922	$644,161	$3,214,723	$2,546,392
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(194,667)	14,084	(605,987)	4,037,841
Net change in unrealized gain (loss) on investments	(2,700,000)	(449,737)	(80,195,888)	2,674,522

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,133,745)	208,508	(77,587,152)	9,258,755

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,000,693	2,273,617	22,438,952	22,963,075
Policy loans	(180,067)	(210,959)	(1,662,369)	(1,764,967)
Policy loan repayments and interest	24,437	27,605	322,131	310,917
Surrenders, withdrawals and death benefits	(624,670)	(452,925)	(4,398,685)	(5,528,804)
Net transfers between other subaccounts or fixed rate option	104,705	(85,554)	(3,824,218)	(7,444,678)
Withdrawal and other charges	(906,555)	(958,387)	(9,908,909)	(10,470,882)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	418,543	593,397	2,966,902	(1,935,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,715,202)	801,905	(74,620,250)	7,323,416

NET ASSETS
Beginning of period	9,763,690	8,961,785	207,463,725	200,140,309
End of period	$8,048,488	$9,763,690	$132,843,475	$207,463,725

Beginning units	6,530,034	6,078,309	110,391,240	107,742,561
Units issued	2,185,669	1,888,181	23,189,516	23,210,126
Units redeemed	(1,734,156)	(1,436,456)	(18,312,368)	(20,561,447)
Ending units	6,981,547	6,530,034	115,268,388	110,391,240

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$207,072	$167,596	$10,258	$(1,035)	$264,898	$164,205
3,362,284	2,223,726	707,513	845,258	1,101,765	0
(310,925)	455,981	(738,426)	518,019	27,913	440,322
(11,414,256)	(2,346,293)	(3,519,831)	608,770	(11,163,108)	1,301,173

(8,155,825)	501,010	(3,540,486)	1,971,012	(9,768,532)	1,905,700

1,665,533	1,379,366	533,173	24,598	3,260,082	3,466,493
(26,382)	(89,509)	(12,210)	0	(267,899)	(274,356)
22,684	11,361	8,518	0	47,241	38,291
(595,629)	(432,408)	(245,181)	0	(872,328)	(517,520)

(396,860)	(249,492)	467,243	(29,338)	209,164	492,473
(503,314)	(489,072)	(199,171)	(69,565)	(1,341,831)	(1,426,266)

166,032	130,246	552,372	(74,305)	1,034,429	1,779,115

(7,989,793)	631,256	(2,988,114)	1,896,707	(8,734,103)	3,684,815

19,178,135	18,546,879	6,051,533	4,154,826	21,964,685	18,279,870
$11,188,342	$19,178,135	$3,063,419	$6,051,533	$13,230,582	$21,964,685

7,410,860	7,174,371	371,389	375,866	14,238,644	13,093,431
1,079,043	968,624	259,168	65,784	3,343,618	3,121,908
(804,680)	(732,135)	(174,793)	(70,261)	(2,500,984)	(1,976,695)
7,685,223	7,410,860	455,764	371,389	15,081,278	14,238,644

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio		Prudential Jennison Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$2,847,550	$2,721,818	$96,980	$(5,722)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(59,660)	(174,420)	219,829	1,946,576
Net change in unrealized gain (loss) on investments	112,405	960,042	(20,350,425)	3,499,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,900,295	3,507,440	(20,033,616)	5,440,757

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,846	597	9,265,461	10,048,457
Policy loans	(139,701)	(1,236,285)	(1,072,673)	(1,138,743)
Policy loan repayments and interest	142,048	91,828	224,590	173,543
Surrenders, withdrawals and death benefits	(68,471)	(209,596)	(2,612,845)	(2,080,893)
Net transfers between other subaccounts or fixed rate option	20,957,105	(309,792)	(964,278)	(4,080,548)
Withdrawal and other charges	(437,056)	(374,718)	(3,809,671)	(4,155,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,458,771	(2,037,966)	1,030,584	(1,233,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,359,066	1,469,474	(19,003,032)	4,206,860

NET ASSETS
Beginning of period	72,515,148	71,045,674	52,955,901	48,749,041
End of period	$95,874,214	$72,515,148	$33,952,869	$52,955,901

Beginning units	24,251,747	24,962,904	47,025,307	49,111,498
Units issued	6,893,740	60,875	10,758,441	11,466,756
Units redeemed	(220,715)	(772,032)	(9,631,267)	(13,552,947)
Ending units	30,924,772	24,251,747	48,152,481	47,025,307

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio-Institutional Shares
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$129,906	$(6,061)	$88,801	$71,006	$12,292	$9,420
3,609,124	1,952,390	235,708	920,305	0	0
(62,857)	664,571	(142,880)	919,270	(36,041)	196,365
(12,069,684)	(2,821,075)	(4,049,420)	(814,711)	(2,789,178)	555,606

(8,393,511)	(210,175)	(3,867,791)	1,095,870	(2,812,927)	761,391

47,131	21,874	278,194	322,286	440,314	468,221
(4,500)	0	(9,868)	(42,578)	(2,708)	(5,450)
24	0	4,798	13,783	3,109	19,892
(67,707)	0	(188,502)	(627,505)	(183,835)	(351,982)

(24,895)	(1,415,792)	(455,916)	(483,750)	(42,995)	1,657,474
(269,368)	(243,650)	(147,934)	(203,528)	(259,475)	(264,099)

(319,315)	(1,637,568)	(519,228)	(1,021,292)	(45,590)	1,524,056

(8,712,826)	(1,847,743)	(4,387,019)	74,578	(2,858,517)	2,285,447

26,844,207	28,691,950	8,200,181	8,125,603	7,077,984	4,792,537
$18,131,381	$26,844,207	$3,813,162	$8,200,181	$4,219,467	$7,077,984

6,884,401	7,275,481	5,912,734	6,605,593	7,733,036	5,986,643
22,584	15,143	510,731	1,520,347	789,644	2,973,469
(135,469)	(406,223)	(1,013,770)	(2,213,206)	(852,166)	(1,227,076)
6,771,516	6,884,401	5,409,695	5,912,734	7,670,514	7,733,036

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	MFS VIT Growth Series-Initial Class		American Century VP Value Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(9,334)	$(15,178)	$183,349	$112,310
Capital gains distributions received	0	0	1,252,646	931,012
Realized gain (loss) on shares redeemed	25,808	50,833	(147,878)	121,580
Net change in unrealized gain (loss) on investments	(1,020,180)	381,274	(4,285,475)	(1,838,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,003,706)	416,929	(2,997,358)	(673,316)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	178,931	170,814	338,687	390,418
Policy loans	(5,952)	(38,617)	(3,500)	(18,423)
Policy loan repayments and interest	6,885	4,539	844	868
Surrenders, withdrawals and death benefits	(82,376)	(130,207)	(144,932)	(385,495)
Net transfers between other subaccounts or fixed rate option	301,707	53,824	(72,757)	723,955
Withdrawal and other charges	(114,072)	(83,028)	(201,170)	(192,097)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	285,123	(22,675)	(82,828)	519,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	(718,583)	394,254	(3,080,186)	(154,090)

NET ASSETS
Beginning of period	2,440,254	2,046,000	11,145,948	11,300,038
End of period	$1,721,671	$2,440,254	$8,065,762	$11,145,948

Beginning units	2,964,060	3,001,571	6,191,498	5,923,781
Units issued	520,704	343,064	264,141	860,557
Units redeemed	(222,685)	(380,575)	(311,766)	(592,840)
Ending units	3,262,079	2,964,060	6,143,873	6,191,498

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Franklin Templeton Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund		Prudential SP T.Rowe Price Large - Cap Growth Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007

$(18,486)	$(23,311)	$28,344	$30,822	$(9,854)	$(657)
493,369	400,713	185,824	0	0	0
(78,172)	326,816	(133,896)	155,421	1,108,669	191,533
(2,427,720)	(162,667)	(576,505)	(163,955)	(1,578,655)	677,651

(2,031,009)	541,551	(496,233)	22,288	(479,840)	868,527

307,185	303,961	25,967	33,527	872,274	2,500,856
(13,676)	(78,786)	(2,769)	(433)	(75,869)	(216,225)
21,810	11,951	1,994	608	15,825	43,928
(68,015)	(142,383)	(35,248)	(31,479)	(167,257)	(708,918)

(269,209)	(868,046)	(509,790)	93,759	(12,195,929)	(79,143)
(102,448)	(110,050)	(30,174)	(28,553)	(346,058)	(1,000,212)

(124,353)	(883,353)	(550,020)	67,429	(11,897,014)	540,286

(2,155,362)	(341,802)	(1,046,253)	89,717	(12,376,854)	1,408,813

4,775,994	5,117,796	1,802,820	1,713,103	12,376,854	10,968,041
$2,620,632	$4,775,994	$756,567	$1,802,820	$0	$12,376,854

5,021,878	5,953,011	1,441,553	1,366,013	10,836,771	10,296,528
714,506	677,462	168,029	627,578	997,437	2,790,931
(919,703)	(1,608,595)	(682,962)	(552,038)	(11,834,208)	(2,250,688)
4,816,681	5,021,878	926,620	1,441,553	0	10,836,771

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio		Dreyfus MidCap Stock Portfolio – Initial Shares
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$476,036	$250,124	$3,141	$1,006
Capital gains distributions received	2,458,200	1,572,622	64,087	57,889
Realized gain (loss) on shares redeemed	(295,819)	1,774,790	(56,029)	(155)
Net change in unrealized gain (loss) on investments	(21,533,248)	(1,711,541)	(199,635)	(56,417)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,894,831)	1,885,995	(188,436)	2,323

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,638,928	8,896,607	43,838	83,382
Policy loans	(1,044,316)	(1,059,158)	(2,091)	(617)
Policy loan repayments and interest	209,085	143,209	1,832	2,371
Surrenders, withdrawals and death benefits	(2,211,591)	(1,853,974)	(73,532)	(8,797)
Net transfers between other subaccounts or fixed rate option	365,901	(3,360,245)	(26,454)	(2,808)
Withdrawal and other charges	(3,349,618)	(3,733,684)	(15,540)	(15,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,608,389	(967,245)	(71,947)	57,570

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,286,442)	918,750	(260,383)	59,893

NET ASSETS
Beginning of period	45,673,583	44,754,833	512,165	452,272
End of period	$29,387,141	$45,673,583	$251,782	$512,165

Beginning units	29,581,338	30,460,223	348,156	311,420
Units issued	8,386,894	7,505,193	53,363	55,418
Units redeemed	(6,196,773)	(8,384,078)	(113,669)	(18,682)
Ending units	31,771,459	29,581,338	287,850	348,156

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Dreyfus Developing Leaders Portfolio – Initial Shares		Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	05/01/2008* to 12/31/2008	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$27,550	$12,878	$306,399	$223,564	$(35)	$6,155	$3,166
208,816	325,137	3,769,188	2,558,305	474	2,214	178,621
(320,807)	(25,396)	(860,223)	331,006	(10,489)	(123,358)	(558)
(1,401,546)	(625,617)	(15,720,178)	(4,797,438)	(62,077)	(351,041)	(509,173)

(1,485,987)	(312,998)	(12,504,814)	(1,684,563)	(72,127)	(466,030)	(327,944)

405,297	376,932	7,697,745	8,413,564	133,392	148,581	251,984
(10,028)	(54,314)	(957,938)	(848,747)	(4,997)	0	(6,571)
18,472	6,570	142,993	112,928	507	0	0
(478,796)	(46,758)	(1,842,807)	(1,721,702)	(4,821)	(291,154)	(127,824)

(449,925)	1,990,512	(744,703)	2,059,703	288,617	(31,524)	26,345
(100,270)	(93,015)	(2,998,219)	(3,388,674)	(67,238)	(79,885)	(86,185)

(615,250)	2,179,927	1,297,071	4,627,072	345,460	(253,982)	57,749

(2,101,237)	1,866,929	(11,207,743)	2,942,509	273,333	(720,012)	(270,195)

4,406,310	2,539,381	39,942,665	37,000,156	0	1,685,440	1,955,635
$2,305,073	$4,406,310	$28,734,922	$39,942,665	$273,333	$965,428	$1,685,440

7,529,451	3,852,099	24,586,873	22,004,171	0	1,163,962	1,125,643
1,226,354	4,620,382	6,290,965	7,418,328	56,937	174,218	179,791
(2,431,006)	(943,030)	(5,272,745)	(4,835,626)	(12,381)	(325,543)	(141,472)
6,324,799	7,529,451	25,605,093	24,586,873	44,556	1,012,637	1,163,962

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AIM V.I. Utilities Fund		AIM V.I. Technology Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$840	$973	$(1,134)	$(1,247)
Capital gains distributions received	3,415	2,781	0	0
Realized gain (loss) on shares redeemed	2,285	396	896	4,837
Net change in unrealized gain (loss) on investments	(21,921)	4,942	(325,079)	29,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,381)	9,092	(325,317)	33,300

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,177	5,668	51,410	1,298
Policy loans	(5,838)	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(19,689)	0	(3,894)	(16,054)
Net transfers between other subaccounts or fixed rate option	0	5,624	0	102,630
Withdrawal and other charges	(1,846)	(1,952)	(5,277)	(4,946)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,196)	9,340	42,239	82,928

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,577)	18,432	(283,078)	116,228

NET ASSETS
Beginning of period	59,198	40,766	696,701	580,473
End of period	$25,621	$59,198	$413,623	$696,701

Beginning units	45,007	37,317	2,087,556	1,869,117
Units issued	8,873	9,292	183,168	284,053
Units redeemed	(25,025)	(1,602)	(32,989)	(65,614)
Ending units	28,855	45,007	2,237,735	2,087,556

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Prudential SP Small-Cap Growth Portfolio		Janus Aspen Mid Cap Growth Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares
01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(6,374)	$(20,549)	$(2,954)	$(2,417)	$459,887	$462,144
0	313,636	133,377	7,187	1,439,873	0
759,208	160,561	(11,061)	37,082	29,497	292,512
(1,077,071)	(12,978)	(1,320,525)	315,043	(5,630,839)	1,355,848

(324,237)	440,670	(1,201,163)	356,895	(3,701,582)	2,110,504

666,721	2,011,669	220,338	191,270	78,154	68,420
(48,387)	(245,190)	(1,155)	(71,380)	(3,835)	0
10,557	21,631	2,956	352	0	0
(111,499)	(379,858)	(19,752)	(20,968)	(3,593)	(17,181)

(8,342,918)	330,480	61,658	1,132,561	(814,410)	(660,629)
(268,018)	(830,893)	(127,338)	(84,489)	(489,003)	(431,696)

(8,093,544)	907,839	136,707	1,147,346	(1,232,687)	(1,041,086)

(8,417,781)	1,348,509	(1,064,456)	1,504,241	(4,934,269)	1,069,418

8,417,781	7,069,272	2,705,862	1,201,621	22,798,351	21,728,933
$0	$8,417,781	$1,641,406	$2,705,862	$17,864,082	$22,798,351

7,241,543	6,594,655	3,296,656	1,778,625	16,340,327	17,141,114
761,101	2,253,577	511,202	1,844,815	165,510	255,442
(8,002,644)	(1,606,689)	(238,575)	(326,784)	(1,221,976)	(1,056,229)
0	7,241,543	3,569,283	3,296,656	15,283,861	16,340,327

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Oppenheimer MidCap Fund/VA		Prudential SP PIMCO Total Return Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(3,677)	$(7,011)	$2,332,768	$1,770,983
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(510)	273,504	47,970	24,648
Net change in unrealized gain (loss) on investments	(1,137,549)	(57,468)	(2,679,411)	2,019,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,141,736)	209,025	(298,673)	3,815,065

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	404,387	308,880	7,009,580	6,785,543
Policy loans	0	0	(619,952)	(575,019)
Policy loan repayments and interest	0	0	114,560	68,156
Surrenders, withdrawals and death benefits	(284,272)	(43,682)	(2,912,901)	(3,170,116)
Net transfers between other subaccounts or fixed rate option	302,158	(1,147,181)	2,912,590	(198,017)
Withdrawal and other charges	(58,051)	(63,548)	(3,157,719)	(2,922,754)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	364,222	(945,531)	3,346,158	(12,207)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(777,514)	(736,506)	3,047,485	3,802,858

NET ASSETS
Beginning of period	2,105,641	2,842,147	45,392,747	41,589,889
End of period	$1,328,127	$2,105,641	$48,440,232	$45,392,747

Beginning units	2,976,466	4,251,974	30,291,824	30,333,158
Units issued	1,283,175	1,321,688	9,283,701	9,127,754
Units redeemed	(555,480)	(2,597,196)	(7,161,106)	(9,169,088)
Ending units	3,704,161	2,976,466	32,414,419	30,291,824

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio – Service Shares		Prudential SP Large Cap Value Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007

$706,715	$600,341	$8,478	$8,721	$(11,788)	$226,200
9,202	135,759	0	0	0	1,008,583
(237,129)	8,818	19,480	54,807	251,028	320,922
(2,924,169)	(447,973)	(1,195,228)	264,890	(738,188)	(2,040,175)

(2,445,381)	296,945	(1,167,270)	328,418	(498,948)	(484,470)

1,961,265	2,119,186	492,114	518,384	1,266,219	3,814,742
(176,145)	(101,600)	(78,830)	(50,199)	(110,749)	(330,406)
13,886	7,212	12,082	9,817	12,631	47,373
(546,215)	(483,448)	(68,904)	(105,351)	(448,917)	(635,053)

(142,761)	49,953	(9,116)	140,994	(14,927,688)	111,849
(911,307)	(921,345)	(158,058)	(200,647)	(520,024)	(1,684,300)

198,723	669,958	189,288	312,998	(14,728,528)	1,324,205

(2,246,658)	966,903	(977,982)	641,416	(15,227,476)	839,735

9,365,892	8,398,989	2,823,917	2,182,501	15,227,476	14,387,741
$7,119,234	$9,365,892	$1,845,935	$2,823,917	$0	$15,227,476

6,006,462	5,555,820	2,420,431	2,142,310	10,508,328	9,635,543
1,877,564	1,868,272	636,097	730,673	1,228,283	3,348,783
(1,681,744)	(1,417,630)	(418,800)	(452,552)	(11,736,611)	(2,475,998)
6,202,282	6,006,462	2,637,728	2,420,431	0	10,508,328

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio
	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(4,460)	$44,958	$(10,455)	$(9,054)
Capital gains distributions received	0	52,255	282,563	146,283
Realized gain (loss) on shares redeemed	708,248	122,677	(42,743)	94,671
Net change in unrealized gain (loss) on investments	(756,065)	111,724	(2,040,509)	240,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,277)	331,614	(1,811,144)	472,600

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	399,086	1,199,450	874,719	881,615
Policy loans	(31,587)	(194,197)	(71,222)	(71,905)
Policy loan repayments and interest	4,237	9,374	26,691	10,191
Surrenders, withdrawals and death benefits	(170,659)	(181,090)	(182,213)	(119,201)
Net transfers between other subaccounts or fixed rate option	(5,130,087)	415,321	824,288	(318,631)
Withdrawal and other charges	(188,429)	(535,957)	(385,106)	(377,595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,117,439)	712,901	1,087,157	4,474

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,169,716)	1,044,515	(723,987)	477,074

NET ASSETS
Beginning of period	5,169,716	4,125,201	3,866,405	3,389,331
End of period	$0	$5,169,716	$3,142,418	$3,866,405

Beginning units	3,789,602	3,266,964	2,968,422	3,007,325
Units issued	345,285	1,460,334	1,680,974	1,016,925
Units redeemed	(4,134,887)	(937,696)	(706,884)	(1,055,828)
Ending units	0	3,789,602	3,942,512	2,968,422

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(37,370)	$(3,778)	$9,232	$19,011	$302,298	$288,061
3,666,047	1,522,016	3,974,496	2,525,365	545,968	227,130
(291,110)	369,141	(285,141)	503,186	(197,149)	253,304
(11,495,867)	594,768	(13,797,297)	655,136	(3,047,568)	103,382

(8,158,300)	2,482,147	(10,098,710)	3,702,698	(2,396,451)	871,877

3,951,005	4,346,542	5,352,721	5,545,597	2,652,359	2,638,719
(418,313)	(500,106)	(605,824)	(548,199)	(186,990)	(168,809)
73,262	58,406	104,981	92,378	31,581	63,582
(858,065)	(928,495)	(1,142,639)	(1,014,370)	(779,764)	(453,980)

(374,345)	(128,002)	(254,706)	(217,331)	571,266	405,717
(1,527,729)	(1,720,546)	(2,312,390)	(2,374,814)	(1,283,763)	(1,299,808)

845,815	1,127,799	1,142,143	1,483,261	1,004,689	1,185,421

(7,312,485)	3,609,946	(8,956,567)	5,185,959	(1,391,762)	2,057,298

18,747,598	15,137,652	27,087,070	21,901,111	10,604,880	8,547,582
$11,435,113	$18,747,598	$18,130,503	$27,087,070	$9,213,118	$10,604,880

18,775,634	17,780,234	16,816,924	15,875,847	7,093,592	6,214,026
5,430,448	5,302,894	4,606,896	4,451,603	3,012,924	3,419,425
(4,265,367)	(4,307,494)	(3,766,438)	(3,510,526)	(2,352,079)	(2,539,859)
19,940,715	18,775,634	17,657,382	16,816,924	7,754,437	7,093,592

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$1,100,860	$1,049,139	$1,212,931	$1,152,674
Capital gains distributions received	3,666,547	1,445,418	8,124,194	3,121,709
Realized gain (loss) on shares redeemed	(661,676)	738,826	(1,149,376)	1,262,118
Net change in unrealized gain (loss) on investments	(20,714,684)	803,341	(44,232,838)	954,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,608,953)	4,036,724	(36,045,089)	6,491,356

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,443,365	16,804,945	32,556,645	30,673,959
Policy loans	(842,290)	(785,095)	(1,863,340)	(1,897,712)
Policy loan repayments and interest	117,067	87,391	268,543	185,223
Surrenders, withdrawals and death benefits	(2,040,908)	(1,593,119)	(3,628,628)	(3,051,513)
Net transfers between other subaccounts or fixed rate option	1,089,485	1,488,623	997,092	5,257,383
Withdrawal and other charges	(7,870,926)	(7,276,803)	(14,981,452)	(13,757,031)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,895,793	8,725,942	13,348,860	17,410,309

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,713,160)	12,762,666	(22,696,229)	23,901,665

NET ASSETS
Beginning of period	53,252,584	40,489,918	90,584,385	66,682,720
End of period	$43,539,424	$53,252,584	$67,888,156	$90,584,385

Beginning units	35,350,221	29,277,540	58,676,432	47,120,851
Units issued	15,098,836	14,142,485	28,210,763	25,041,928
Units redeemed	(9,846,240)	(8,069,804)	(17,704,556)	(13,486,347)
Ending units	40,602,817	35,350,221	69,182,639	58,676,432

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
Prudential SP Aggressive Growth Asset Allocation Portfolio		Janus Aspen International Growth Portfolio – Service Shares		Prudential SP International Growth Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$250,653	$237,473	$47,043	$20,557	$198,199	$74,725
3,064,146	1,423,506	833,616	0	2,827,478	2,274,106
(619,292)	463,456	102,290	1,659,715	(722,388)	370,269
(17,750,727)	88,341	(4,478,642)	103,168	(11,651,280)	(245,614)

(15,055,220)	2,212,776	(3,495,693)	1,783,440	(9,347,991)	2,473,486

12,870,054	11,715,328	568,222	555,068	3,850,876	3,085,408
(727,353)	(658,248)	(4,537)	0	(297,297)	(220,490)
99,227	89,581	230	0	60,194	50,470
(1,369,983)	(961,895)	(140,935)	(45,446)	(647,985)	(547,532)

492,657	2,870,902	381,632	(3,324,842)	427,431	1,670,741
(6,093,997)	(5,441,113)	(329,083)	(301,558)	(1,551,040)	(1,398,073)

5,270,605	7,614,555	475,529	(3,116,778)	1,842,179	2,640,524
(9,784,615)	9,827,331	(3,020,164)	(1,333,338)	(7,505,812)	5,114,010

32,379,809	22,552,478	6,692,317	8,025,655	17,081,459	11,967,449
$22,595,194	$32,379,809	$3,672,153	$6,692,317	$9,575,647	$17,081,459

20,763,108	15,877,737	3,372,396	5,167,141	8,454,926	7,142,288
11,623,828	9,915,574	740,800	436,694	3,642,962	3,118,361
(7,366,098)	(5,030,203)	(334,629)	(2,231,439)	(2,552,861)	(1,805,723)
25,020,838	20,763,108	3,778,567	3,372,396	9,545,027	8,454,926

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP International Value Portfolio		M Financial Turner Core Growth Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$695,945	$613,472	$346	$5,693
Capital gains distributions received	4,441,085	6,332,019	47,217	113,179
Realized gain (loss) on shares redeemed	(1,801,666)	554,674	(43,521)	19,009
Net change in unrealized gain (loss) on investments	(18,983,740)	(3,320,467)	(999,542)	153,660

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,648,376)	4,179,698	(995,500)	291,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,694,881	4,937,307	131,645	108,948
Policy loans	(522,845)	(608,180)	(19,498)	0
Policy loan repayments and interest	102,162	87,707	89	0
Surrenders, withdrawals and death benefits	(1,114,677)	(1,056,872)	(14,282)	(85,442)
Net transfers between other subaccounts or fixed rate option	(843,878)	7,141,515	634,155	182,172
Withdrawal and other charges	(2,205,803)	(2,105,746)	(72,606)	(90,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,109,840	8,395,731	659,503	115,485

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,538,536)	12,575,429	(335,997)	407,026

NET ASSETS
Beginning of period	33,931,113	21,355,684	1,611,128	1,204,102
End of period	$19,392,577	$33,931,113	$1,275,131	$1,611,128

Beginning units	17,967,010	13,643,612	92,517	84,653
Units issued	5,036,489	7,157,174	67,887	22,634
Units redeemed	(4,267,511)	(2,833,776)	(16,908)	(14,770)
Ending units	18,735,988	17,967,010	143,496	92,517

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
M Financial Frontier Capital Appreciation Fund		M Financial Brandes International Equity Fund		M Financial Business Opportunity Value Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$0	$0	$82,797	$50,378	$280	$1,924
39,273	116,066	207,286	333,440	19,213	24,052
(40,196)	13,566	(201,240)	56,345	(35,728)	18,850
(578,266)	(769)	(1,249,499)	(272,572)	(183,437)	(31,534)

(579,189)	128,863	(1,160,656)	167,591	(199,672)	13,292

87,834	80,561	179,522	157,863	96,438	112,619
(1,210)	0	(27,446)	0	(21,048)	0
20	0	96	0	78	0
(14,152)	(49,756)	(13,631)	(66,378)	(14,287)	(74,779)

183,178	143,661	415,340	139,173	404,195	(175,290)
(62,042)	(78,438)	(121,238)	(146,536)	(58,446)	(42,921)

193,628	96,028	432,643	84,122	406,930	(180,371)

(385,561)	224,891	(728,013)	251,713	207,258	(167,079)

1,288,752	1,063,861	2,483,179	2,231,466	295,260	462,339
$903,191	$1,288,752	$1,755,166	$2,483,179	$502,518	$295,260

76,081	70,289	126,112	122,403	17,849	29,469
30,876	21,984	59,979	32,963	42,012	11,400
(14,980)	(16,192)	(37,913)	(29,254)	(13,494)	(23,020)
91,977	76,081	148,178	126,112	46,367	17,849

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Asia 30 Fund		ProFund VP Banks Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$67	$(14)	$(2)	$(2)
Capital gains distributions received	1,233	0	0	0
Realized gain (loss) on shares redeemed	179	(5,711)	(975)	1,451
Net change in unrealized gain (loss) on investments	(8,230)	3,602	0	(2)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,751)	(2,123)	(977)	1,447

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	188	206	0	1
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(1)	0
Net transfers between other subaccounts or fixed rate option	21,448	18,376	1,015	(1,449)
Withdrawal and other charges	(951)	(644)	(40)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,685	17,938	974	(1,448)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,934	15,815	(3)	(1)

NET ASSETS
Beginning of period	16,301	486	5	6
End of period	$30,235	$16,301	$2	$5

Beginning units	3,990	175	4	4
Units issued	14,589	251,547	13,294	178,181
Units redeemed	(3,491)	(247,732)	(13,295)	(178,181)
Ending units	15,088	3,990	3	4

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
ProFund VP Basic Materials Fund		ProFund VP Bear Fund		ProFund VP Biotechnology Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(2)	$50	$2,946	$24	$(11)	$(69)
0	0	0	0	0	0
(2,022)	10,011	34,403	(648)	2,426	(1,690)
(8,166)	2,008	474	54	30	1,354

(10,190)	12,069	37,823	(570)	2,445	(405)

188	206	0	277	19,777	207
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(27)	0	0	0
(19,081)	24,521	13,203	(33,234)	(21,841)	(49,004)
(1,021)	(1,820)	(49,443)	(4,064)	(327)	(1,426)

(19,914)	22,907	(36,267)	(37,021)	(2,391)	(50,223)

(30,104)	34,976	1,556	(37,591)	54	(50,628)

35,106	130	5,721	43,312	199	50,827
$5,002	$35,106	$7,277	$5,721	$253	$199

15,346	74	9,242	70,206	119	29,991
26,917	754,721	5,108,992	9,254,251	27,830	96,494
(37,751)	(739,449)	(5,109,812)	(9,315,215)	(27,800)	(126,366)
4,512	15,346	8,422	9,242	149	119

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP UltraBull Fund		ProFund VP Consumer Services Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$300	$117	$(1)	$(16)
Capital gains distributions received	0	3,431	0	0
Realized gain (loss) on shares redeemed	37,874	21,231	(542)	792
Net change in unrealized gain (loss) on investments	63	316	(1)	(1)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,237	25,095	(544)	775

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,105	4,715	0	1
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(352)	0	0	0
Net transfers between other subaccounts or fixed rate option	(54,660)	(84,458)	562	(703)
Withdrawal and other charges	(3,723)	(4,916)	(19)	(77)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(53,630)	(84,659)	543	(779)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,393)	(59,564)	(1)	(4)

NET ASSETS
Beginning of period	18,801	78,365	4	8
End of period	$3,408	$18,801	$3	$4

Beginning units	8,683	36,410	3	6
Units issued	1,729,790	1,637,892	5,986	251,561
Units redeemed	(1,733,634)	(1,665,619)	(5,985)	(251,564)
Ending units	4,839	8,683	4	3

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
ProFund VP Consumer Goods Fund		ProFund VP Oil & Gas Fund		ProFund VP Europe 30 Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$6	$4	$(54)	$(104)	$139	$543
23	0	2,551	452	1,189	262
(28)	(141)	(7,519)	608	(2,739)	1,964
(161)	(8)	(5,382)	3,649	(4,809)	80

(160)	(145)	(10,404)	4,605	(6,220)	2,849

200	219	0	0	287	710
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(1)	(1)	0	0

0	269	(10,178)	22,809	(17,563)	(892)
(269)	(340)	(1,437)	(1,120)	(1,296)	(3,749)

(69)	148	(11,616)	21,688	(18,572)	(3,931)

(229)	3	(22,020)	26,293	(24,792)	(1,082)

647	644	41,061	14,768	29,980	31,062
$418	$647	$19,041	$41,061	$5,188	$29,980

432	462	12,419	5,903	13,240	15,679
152	21,583	50,166	1,435,469	18,871	869,823
(202)	(21,613)	(53,428)	(1,428,953)	(28,009)	(872,262)
382	432	9,157	12,419	4,102	13,240

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Financials Fund		ProFund VP Health Care Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$309	$487	$21	$(133)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(11,910)	2,677	(5,031)	4,082
Net change in unrealized gain (loss) on investments	(11,409)	(10,377)	(8,288)	(589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,010)	(7,213)	(13,298)	3,360

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,286	5,263	11,382	206
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(286)	0	0	0
Net transfers between other subaccounts or fixed rate option	2,979	2,270	(11,227)	27,912
Withdrawal and other charges	(5,792)	(6,539)	(3,480)	(3,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,187	994	(3,325)	25,079

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,823)	(6,219)	(16,623)	28,439

NET ASSETS
Beginning of period	44,020	50,239	59,924	31,485
End of period	$37,197	$44,020	$43,301	$59,924

Beginning units	32,699	30,111	43,390	24,235
Units issued	67,422	203,522	21,773	868,681
Units redeemed	(44,111)	(200,934)	(23,644)	(849,526)
Ending units	56,010	32,699	41,519	43,390

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
ProFund VP Industrials Fund		ProFund VP Internet Fund		ProFund VP Japan Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(1)	$(13)	$(2)	$(7)	$961	$592
0	0	62	0	0	0
(117)	4,722	(195)	68	(433)	4,313
0	0	(321)	22	(4,350)	(2,647)

(118)	4,709	(456)	83	(3,822)	2,258

0	0	125	153	191	206
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

154	(4,622)	178	152	0	(3,343)
(36)	(88)	(297)	(434)	(756)	(1,522)

118	(4,710)	6	(129)	(565)	(4,659)

0	(1)	(450)	(46)	(4,387)	(2,401)

0	1	809	855	9,699	12,100
$0	$0	$359	$809	$5,312	$9,699

0	1	391	454	4,644	5,202
4,318	213,026	3,808	215,261	117	202,435
(4,318)	(213,027)	(3,884)	(215,324)	(451)	(202,993)
0	0	315	391	4,310	4,644

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth Fund		ProFund VP Mid-Cap Value Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(3)	$(12)	$(40)	$46
Capital gains distributions received	291	60	2,447	572
Realized gain (loss) on shares redeemed	(291)	2,272	(5,342)	1,678
Net change in unrealized gain (loss) on investments	(297)	(26)	(5,200)	(2,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(300)	2,294	(8,135)	152

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	379	414	378	414
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	135	(4,837)	2,523	1,076
Withdrawal and other charges	(386)	(612)	(1,709)	(3,541)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	128	(5,035)	1,192	(2,051)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(172)	(2,741)	(6,943)	(1,899)

NET ASSETS
Beginning of period	704	3,445	16,899	18,798
End of period	$532	$704	$9,956	$16,899

Beginning units	398	2,169	8,808	9,868
Units issued	2,938	289,641	66,413	237,386
Units redeemed	(2,844)	(291,412)	(67,054)	(238,446)
Ending units	492	398	8,167	8,808

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
ProFund VP Money Market Fund		ProFund VP NASDAQ-100 Fund		ProFund VP Pharmaceuticals Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$17,675	$92,529	$(215)	$(368)	$4	$1
0	0	0	0	0	0
0	0	(25,622)	2,739	(18)	2,601
0	0	1,213	(1,141)	(30)	(15)

17,675	92,529	(24,624)	1,230	(44)	2,587

215,009	787,418	0	131,366	189	206
(52,000)	0	0	0	0	0
1,298	0	0	0	0	0
(70,141)	(175,255)	(209,327)	0	0	0
380,202	(260,054)	0	0	0	(2,445)
(128,474)	(93,850)	0	0	(120)	(258)

345,894	258,259	(209,327)	131,366	69	(2,497)

363,569	350,788	(233,951)	132,596	25	90

3,156,478	2,805,690	259,725	127,129	198	108
$3,520,047	$3,156,478	$25,774	$259,725	$223	$198

2,916,157	2,683,792	138,230	79,388	194	108
10,176,870	32,204,249	853,955	801,682	214	277,885
(9,859,621)	(31,971,884)	(968,277)	(742,840)	(136)	(277,799)
3,233,406	2,916,157	23,908	138,230	272	194

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Precious Metals Fund		ProFund VP Real Estate Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(7)	$312	$(35)	$121
Capital gains distributions received	33	0	161	716
Realized gain (loss) on shares redeemed	(10,941)	(37,930)	(6,283)	(899)
Net change in unrealized gain (loss) on investments	(1,023)	814	(540)	(1,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,938)	(36,804)	(6,697)	(1,234)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	84	102	16,464	5,185
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(358)	0
Net transfers between other subaccounts or fixed rate option	(7,976)	57,909	(10,410)	(37,332)
Withdrawal and other charges	(617)	(1,002)	(4,950)	(7,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,509)	57,009	746	(40,018)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,447)	20,205	(5,951)	(41,252)

NET ASSETS
Beginning of period	20,792	587	14,836	56,088
End of period	$345	$20,792	$8,885	$14,836

Beginning units	8,780	303	8,014	24,294
Units issued	45,488	1,542,752	66,287	328,852
Units redeemed	(54,057)	(1,534,275)	(66,111)	(345,132)
Ending units	211	8,780	8,190	8,014

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)
ProFund VP Rising Rates Opportunity Fund		ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$0	$(15)	$(1)	$(3)	$(191)	$(139)
0	0	0	0	0	0
0	(4,971)	97	753	26,745	(21,683)
(3)	(2)	0	0	0	0

(3)	(4,988)	96	750	26,554	(21,822)

0	222	0	0	209,609	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	(128,578)
0	4,761	(90)	(473)	(172,460)	188,113
0	0	(6)	(277)	(63,714)	(74,236)

0	4,983	(96)	(750)	(26,565)	(14,701)

(3)	(5)	0	0	(11)	(36,523)

8	13	1	1	11	36,534
$5	$8	$1	$1	$0	$11

11	16	1	1	22	65,783
0	2,045,125	8,422	26,904	2,855,367	7,693,989
0	(2,045,130)	(8,421)	(26,904)	(2,855,389)	(7,759,750)
11	11	2	1	0	22

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Short Small-Cap Fund		ProFund VP Small-Cap Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(126)	$3,844	$400	$(234)
Capital gains distributions received	0	0	22,931	2
Realized gain (loss) on shares redeemed	3,340	(30,510)	(93,618)	(24,368)
Net change in unrealized gain (loss) on investments	(3)	0	852	(3,924)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,211	(26,666)	(69,435)	(28,524)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	277	1	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1)	0	0	(1)
Net transfers between other subaccounts or fixed rate option	16,031	41,412	132,514	(42,858)
Withdrawal and other charges	(19,230)	(15,020)	(36,576)	(53,773)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,200)	26,669	95,939	(96,632)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11	3	26,504	(125,156)

NET ASSETS
Beginning of period	11	8	9	125,165
End of period	$22	$11	$26,513	$9

Beginning units	20	15	5	65,112
Units issued	2,818,840	6,910,237	1,941,860	621,560
Units redeemed	(2,818,828)	(6,910,232)	(1,919,921)	(686,667)
Ending units	32	20	21,944	5

The accompanying notes are an integral part of these financial statements.

A55

SUBACCOUNTS (Continued)
ProFund VP Small-Cap Growth Fund		ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(4)	$(9)	$0	$0	$(20)	$(11)
52	0	0	0	0	0
(169)	(1,038)	0	302	(94)	(223)
0	801	0	0	(4,330)	463

(121)	(246)	0	302	(4,444)	229

280	565	0	0	189	207
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	(302)	0	0
137	(5,260)	0	0	11,442	8,071
(297)	(777)	0	0	(566)	(397)

120	(5,472)	0	(302)	11,065	7,881

(1)	(5,718)	0	0	6,621	8,110

1	5,719	1	1	8,223	113
$0	$1	$1	$1	$14,844	$8,223

1	3,136	1	1	4,704	74
5,981	6,024	0	16,248	11,013	28,157
(5,982)	(9,159)	0	(16,248)	(419)	(23,527)
0	1	1	1	15,298	4,704

The accompanying notes are an integral part of these financial statements.

A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Telecommunications Fund		ProFund VP U.S. Government Plus Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$437	$11	$17	$791
Capital gains distributions received	2,499	20	0	0
Realized gain (loss) on shares redeemed	(1,932)	680	481	2,932
Net change in unrealized gain (loss) on investments	(3,763)	(432)	28	10

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,759)	279	526	3,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,295	5,457	508	379
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(407)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	417	(2,196)	(3,394)
Withdrawal and other charges	(4,527)	(5,193)	(213)	(302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	361	681	(1,901)	(3,317)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,398)	960	(1,375)	416

NET ASSETS
Beginning of period	7,982	7,022	1,384	968
End of period	$5,584	$7,982	$9	$1,384

Beginning units	5,097	4,849	1,105	849
Units issued	4,371	292,764	2,849	1,389,693
Units redeemed	(4,017)	(292,516)	(3,949)	(1,389,437)
Ending units	5,451	5,097	5	1,105

The accompanying notes are an integral part of these financial statements.

A57

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap Fund		ProFund VP UltraNASDAQ-100 Fund		ProFund VP UltraSmall-Cap Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$123	$(11)	$(40)	$(43)	$(11)	$112
0	241	0	0	0	0
6,259	10,260	14,741	27,630	8,559	7,742
0	0	(763)	922	1	0

6,382	10,490	13,938	28,509	8,549	7,854

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	(216)	0	(458)	0	(14)
(6,316)	(10,065)	(53,198)	(68,829)	(8,519)	(7,842)
(68)	(208)	(620)	(179)	(36)	0

(6,384)	(10,489)	(53,818)	(69,466)	(8,555)	(7,856)

(2)	1	(39,880)	(40,957)	(6)	(2)

3	2	42,482	83,439	10	12
$1	$3	$2,602	$42,482	$4	$10

1	1	15,783	39,729	4	4
276,775	566,830	1,035,249	939,423	360,501	524,211
(276,775)	(566,830)	(1,047,477)	(963,369)	(360,501)	(524,211)
1	1	3,555	15,783	4	4

The accompanying notes are an integral part of these financial statements.

A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	ProFund VP Bull Fund		ProFund VP Utilities Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(120)	$638	$238	$5
Capital gains distributions received	59	2,349	256	15
Realized gain (loss) on shares redeemed	(37,040)	(9,512)	(2,027)	(296)
Net change in unrealized gain (loss) on investments	2,497	(2,620)	(141)	2

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,604)	(9,145)	(1,674)	(274)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	571	796	313	359
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(188,329)	222,493	1,523	538
Withdrawal and other charges	(19,286)	(78,561)	(680)	(482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(207,044)	144,728	1,156	415

TOTAL INCREASE (DECREASE) IN NET ASSETS	(241,648)	135,583	(518)	141

NET ASSETS
Beginning of period	268,432	132,849	1,428	1,287
End of period	$26,784	$268,432	$910	$1,428

Beginning units	168,558	86,173	605	630
Units issued	1,256,680	1,910,197	42,012	224,311
Units redeemed	(1,398,188)	(1,827,812)	(42,059)	(224,336)
Ending units	27,050	168,558	558	605

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A59

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio		AST UBS Dynamic Alpha Portfolio		AST DeAm Large-Cap Value Portfolio
05/01/2008* to 12/31/2008	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(4,182)	$58,231	$50,284	$839	$1,778	$32,524	$15,670
0	679,447	247,992	17,684	0	214,722	107,782
(140,037)	(537,437)	(23,856)	(8,173)	4,530	(105,842)	10,537
(4,651,093)	(677,677)	(540,747)	(123,624)	(6,034)	(814,469)	(147,961)

(4,795,312)	(477,436)	(266,327)	(113,274)	274	(673,065)	(13,972)

1,537,025	979,719	917,038	354,108	159,953	1,087,103	1,043,729
(141,549)	(94,464)	(18,626)	(5,003)	0	(6,410)	(20,586)
56,571	105,023	2,059	1,581	0	3,023	1,021
(271,466)	(28,085)	(38,713)	(25,057)	(16,830)	(71,323)	(14,435)

12,303,509	(138,622)	444,294	286,595	81,562	(50,573)	285,242
(634,703)	(464,355)	(393,225)	(215,735)	(82,002)	(513,806)	(436,435)

12,849,387	359,216	912,827	396,489	142,683	448,014	858,536
8,054,075	(118,220)	646,500	283,215	142,957	(225,051)	844,564

0	1,126,077	479,577	273,032	130,075	1,538,046	693,482
$8,054,075	$1,007,857	$1,126,077	$556,247	$273,032	$1,312,995	$1,538,046

0	94,683	32,252	23,036	11,177	116,748	53,207
1,434,848	134,288	115,010	57,792	25,058	115,045	118,923
(152,533)	(98,372)	(52,579)	(23,805)	(13,199)	(72,682)	(55,382)
1,282,315	130,599	94,683	57,023	23,036	159,111	116,748

The accompanying notes are an integral part of these financial statements.

A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AST Neuberger Berman Small-Cap Growth Portfolio		AST DeAm Small-Cap Value Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(370)	$(224)	$9,353	$3,534
Capital gains distributions received	0	0	0	59,805
Realized gain (loss) on shares redeemed	(10,747)	10,124	(158,371)	(3,873)
Net change in unrealized gain (loss) on investments	(193,736)	29,124	117,263	(131,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(204,853)	39,024	(31,755)	(72,512)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	279,822	209,789	183,099	316,471
Policy loans	(2,512)	(103)	(615)	(1,083)
Policy loan repayments and interest	111	84	552	597
Surrenders, withdrawals and death benefits	(7,489)	(5,739)	(5,121)	(6,181)
Net transfers between other subaccounts or fixed rate option	42,029	62,719	(438,499)	85,212
Withdrawal and other charges	(142,161)	(98,783)	(89,197)	(139,052)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	169,800	167,967	(349,781)	255,964

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,053)	206,991	(381,536)	183,452

NET ASSETS
Beginning of period	372,946	165,955	381,536	198,084
End of period	$337,893	$372,946	$0	$381,536

Beginning units	27,196	14,352	37,240	15,883
Units issued	32,506	30,416	20,850	43,278
Units redeemed	(16,779)	(17,572)	(58,090)	(21,921)
Ending units	42,923	27,196	0	37,240

The accompanying notes are an integral part of these financial statements.

A61

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(619)	$(480)	$14,194	$9,889	$(1,036)	$(523)
129,508	57,057	149,736	119,585	204,527	0
(68,895)	10,147	(83,608)	(2,973)	(42,148)	5,700
(416,069)	(27,485)	(617,045)	(206,163)	(680,982)	54,291

(356,075)	39,239	(536,723)	(79,662)	(519,639)	59,468

463,906	341,816	1,100,661	822,483	667,835	378,287
(15,841)	(3,167)	(9,217)	(9,662)	(14,114)	(1,857)
1,039	518	4,705	565	3,959	60
(22,129)	(10,828)	(34,517)	(18,172)	(42,863)	(12,979)

45,315	233,131	451,353	256,240	107,156	510,346
(205,110)	(161,759)	(534,485)	(389,570)	(311,970)	(172,634)

267,180	399,711	978,500	661,884	410,003	701,223

(88,895)	438,950	441,777	582,222	(109,636)	760,691

632,361	193,411	1,080,507	498,285	959,122	198,431
$543,466	$632,361	$1,522,284	$1,080,507	$849,486	$959,122

45,645	15,511	89,976	39,127	71,520	17,642
54,934	55,201	157,340	99,927	72,955	71,868
(30,344)	(25,067)	(66,781)	(49,078)	(37,383)	(17,990)
70,235	45,645	180,535	89,976	107,092	71,520

The accompanying notes are an integral part of these financial statements.

A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio
	05/01/2008* to 12/31/2008	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$173,846	$17,485	$1,739	$490	$(101)
Capital gains distributions received	716,245	281,646	0	0	0
Realized gain (loss) on shares redeemed	(351,089)	(140,741)	18,321	(12,015)	3,381
Net change in unrealized gain (loss) on investments	(6,461,878)	(3,278,439)	166,528	(117,448)	19,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,922,876)	(3,120,049)	186,588	(128,973)	22,842

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,090,682	1,919,073	515,317	293,003	177,550
Policy loans	(170,359)	(65,724)	(1,518)	(383)	0
Policy loan repayments and interest	27,630	15,934	311	49	0
Surrenders, withdrawals and death benefits	(637,152)	(413,689)	(8,330)	(6,821)	(3,002)
Net transfers between other subaccounts or fixed rate option	14,769,009	5,500,146	260,562	(4,157)	81,333
Withdrawal and other charges	(874,085)	(747,817)	(237,202)	(160,081)	(88,005)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,205,725	6,207,923	529,140	121,610	167,876

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,282,849	3,087,874	715,728	(7,363)	190,718

NET ASSETS
Beginning of period	0	1,854,415	1,138,687	267,626	76,908
End of period	$9,282,849	$4,942,289	$1,854,415	$260,263	$267,626

Beginning units	0	140,323	98,958	20,061	6,629
Units issued	1,779,186	737,739	72,312	32,643	21,516
Units redeemed	(273,077)	(144,707)	(30,947)	(22,046)	(8,084)
Ending units	1,506,109	733,355	140,323	30,658	20,061

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A63

SUBACCOUNTS (Continued)
AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	05/01/2008* to 12/31/2008	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(606)	$(785)	$(12,094)	$14,114	$8,267	$32,165	$24,990
0	0	0	0	0	595,148	309,175
(17,471)	43,836	(102,053)	(398)	973	(157,955)	69,230
(306,003)	87,562	(2,598,406)	(17,863)	429	(4,356,875)	873,398

(324,080)	130,613	(2,712,553)	(4,147)	9,669	(3,887,517)	1,276,793

3,367	427,724	1,231,548	150,452	79,555	3,856,293	2,463,162
(7,957)	(10,187)	(164,872)	(3,693)	(1,681)	(113,738)	(61,167)
0	782	27,864	993	312	95,603	2,834
(46,442)	(12,012)	(162,783)	(3,199)	0	(249,634)	(117,833)

(90,441)	204,859	8,073,610	309,137	49,467	573,399	1,524,741
(107,587)	(219,389)	(513,230)	(94,245)	(42,834)	(2,069,836)	(1,228,600)

(249,060)	391,777	8,492,137	359,445	84,819	2,092,087	2,583,137

(573,140)	522,390	5,779,584	355,298	94,488	(1,795,430)	3,859,930

926,838	404,448	0	176,523	82,035	6,107,306	2,247,376
$353,698	$926,838	$5,779,584	$531,821	$176,523	$4,311,876	$6,107,306

60,908	32,448	0	15,841	7,854	340,082	175,664
1,702	66,052	975,018	42,137	13,384	351,833	283,304
(21,661)	(37,592)	(126,775)	(10,733)	(5,397)	(211,375)	(118,886)
40,949	60,908	848,243	47,245	15,841	480,540	340,082

The accompanying notes are an integral part of these financial statements.

A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$4,877	$9,054	$45,074	$25,557
Capital gains distributions received	103,301	47,299	0	0
Realized gain (loss) on shares redeemed	(64,479)	5,093	(54,202)	23,352
Net change in unrealized gain (loss) on investments	(241,142)	(40,407)	(970,013)	62,508

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(197,443)	21,039	(979,141)	111,417

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	376,814	359,630	1,412,220	1,227,146
Policy loans	(4,412)	(1,007)	(15,904)	(26,569)
Policy loan repayments and interest	3,205	513	9,778	1,777
Surrenders, withdrawals and death benefits	(21,838)	(4,384)	(49,683)	(20,146)
Net transfers between other subaccounts or fixed rate option	(10,546)	159,702	33,516	373,117
Withdrawal and other charges	(206,502)	(140,633)	(669,114)	(563,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	136,721	373,821	720,813	991,457

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,722)	394,860	(258,328)	1,102,874

NET ASSETS
Beginning of period	488,769	93,909	1,881,489	778,615
End of period	$428,047	$488,769	$1,623,161	$1,881,489

Beginning units	34,275	7,197	132,289	59,853
Units issued	39,939	47,788	139,560	131,185
Units redeemed	(28,697)	(20,710)	(76,969)	(58,749)
Ending units	45,517	34,275	194,880	132,289

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A65

SUBACCOUNTS (Continued)
AST T. Rowe Price Global Bond Portfolio		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	The Dreyfus Socially Responsible Growth Fund – Service Shares
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008

$45,573	$14,781	$74	$(8)	$(4)	$(5)
28,695	0	302	0	0	0
(16,439)	3,910	(215)	(1,506)	(398)	(548)
(106,808)	20,971	(1,189)	(4,867)	436	(3,401)

(48,979)	39,662	(1,028)	(6,381)	34	(3,954)

385,685	306,761	4,914	5,715	5,173	8,256
(10,638)	(17,254)	0	0	0	0
1,135	1,312	0	0	0	0
(52,226)	(12,621)	0	0	0	0

316,239	182,617	3,695	51,930	33,082	12,828
(237,023)	(138,866)	(1,353)	(5,540)	(2,250)	(3,384)

403,172	321,949	7,256	52,105	36,005	17,700

354,193	361,611	6,228	45,724	36,039	13,746

625,251	263,640	0	0	0	0
$979,444	$625,251	$6,228	$45,724	$36,039	$13,746

54,067	24,971	0	0	0	0
74,603	48,979	1,176	7,282	6,034	2,486
(41,775)	(19,883)	(189)	(1,337)	(495)	(505)
86,895	54,067	987	5,945	5,539	1,981

The accompanying notes are an integral part of these financial statements.

A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Dreyfus MidCap Stock Portfolio – Service Shares	MFS Utilities Series – Initial Class
	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008
OPERATIONS
Net investment income (loss)	$0	$(39)
Capital gains distributions received	0	0
Realized gain (loss) on shares redeemed	(102)	(4,151)
Net change in unrealized gain (loss) on investments	(278)	(18,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(380)	(22,780)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,450	60,382
Policy loans	0	0
Policy loan repayments and interest	0	0
Surrenders, withdrawals and death benefits	0	(8)
Net transfers between other subaccounts or fixed rate option	1,424	114,509
Withdrawal and other charges	(806)	(27,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,068	147,621

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,688	124,841

NET ASSETS
Beginning of period	0	0
End of period	$1,688	$124,841

Beginning units	0	0
Units issued	399	23,587
Units redeemed	(122)	(4,067)
Ending units	277	19,520

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A67

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

December 31, 2008

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVULII”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) and PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and thirteen subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund	AST Small-Cap Value Portfolio	Janus Aspen Series
Money Market Portfolio	AST Goldman Sachs Mid-Cap	Large Cap Growth Portfolio –
Diversified Bond Portfolio	Growth Portfolio	Institutional Shares
Equity Portfolio	AST Large-Cap Value Portfolio	Mid-Cap Growth Portfolio –
Flexible Managed Portfolio	AST Marsico Capital Growth Portfolio	Service Shares
Conservative Balanced Portfolio	AST MFS Growth Portfolio	Balanced Portfolio – Service
High Yield Bond Portfolio	AST Neuberger Berman Mid-Cap	Shares
Stock Index Portfolio	Growth Portfolio	Large Cap Growth Portfolio –
Value Portfolio	AST DeAm Small-Cap Value Portfolio	Service Shares
AST Small-Cap Growth Portfolio
Natural Resources Portfolio	AST PIMCO Limited Maturity Bond	International Growth Portfolio –
Global Portfolio	Portfolio	Service Shares
Government Income Portfolio	AST T.Rowe Price Natural Resources
Jennison Portfolio	Portfolio	JPMorgan Insurance Trust
Small Capitalization Stock	AST MFS Global Equity Portfolio	Intrepid Mid Cap Portfolio –
Portfolio	AST JPMorgan International Equity	Class 1 Shares
SP Davis Value Portfolio	Portfolio
SP Small Cap Value Portfolio	AST T.Rowe Price Global Bond	M Financial Funds
Jennison 20/20 Focus Portfolio	Portfolio	Brandes International Equity Fund
SP PIMCO Total Return Portfolio		Business Opportunity Value Fund
SP PIMCO High Yield Portfolio	AIM Variable Insurance	Frontier Capital Appreciation
SP Strategic Partners Focused	Utilities Fund	Fund
Growth Portfolio	Technology Fund	Turner Core Growth Fund
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging	American Century Variable Portfolios	MFS Variable Insurance Trust
Growth Portfolio	Value Fund	Growth Series – Initial Class
SP Conservative Asset Allocation	Income & Growth Fund	Utilities Series – Initial Class
Portfolio	Mid Cap Value Fund – Class 1 Shares
SP Balanced Asset Allocation		Neuberger Berman
Portfolio	Dreyfus Funds	Adviser’s Management Trust Socially
SP Growth Asset Allocation	MidCap Stock Portfolio – Initial Shares	Responsive
Portfolio	Developing Leaders Portfolio – Initial	Portfolio – Service Shares
SP Aggressive Growth Asset	Shares
Allocation Portfolio	The Dreyfus Socially Responsible	Oppenheimer Funds
SP International Growth Portfolio	Growth Fund - Service Shares	Midcap Fund/VA
SP International Value Portfolio	MidCap Stock Portfolio – Service Shares
SP T. Rowe Price Large - Cap Growth Portfolio		ProFunds VP
SP Small - Cap Growth Portfolio		Asia 30 Fund
SP Large Cap Value Portfolio		Banks Fund
SP AIM Core Equity Portfolio		Basic Materials Fund
Bear Fund
Advanced Series Trust	Franklin Templeton Funds	Biotechnology Fund
AST T. Rowe Price Large-Cap	Small-Mid Cap Growth Securities Fund	UltraBull Fund
Growth Portfolio		Consumer Services Fund
AST Cohen & Steers Realty	Goldman Sachs Funds
Portfolio
AST UBS Dynamic Alpha	Structured Small Cap Equity Fund
Portfolio
AST DeAm Large-Cap Value
Portfolio
AST Neuberger Berman Small-Cap
Growth Portfolio
AST Federated Aggressive Growth
Portfolio

A68

Note 1:	General (Continued)

Consumer Goods Fund	Pharmaceuticals Fund	U.S. Government Plus Fund
Oil & Gas Fund	Precious Metals Fund	UltraMid-Cap Fund
Europe 30 Fund	Real Estate Fund	UltraNASDAQ-100 Fund
Financials Fund	Rising Rates Opportunity Fund	UltraSmall-Cap Fund
Health Care Fund	Semiconductor Fund	Bull Fund
Industrials Fund	Short NASDAQ-100 Fund	Utilities Fund
Internet Fund	Short Small-Cap Fund
Japan Fund	Small-Cap Fund	T. Rowe Price
Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Portfolio
Mid-Cap Value Fund	Small-Cap Value Fund
Money Market Fund	Technology Fund
NASDAQ-100 Fund	Telecommunications Fund

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Each of the variable investment options of the Account bears indirectly exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financials statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

On May 1, 2008, the following funds were merged into an existing fund. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfers occurred as follows:

Retired Portfolios	Net Asset Value	Existing Portfolios	Net Asset Value	Balance Transferred:
SP T.Rowe Price Large - Cap Growth Portfolio	7.44	AST T. Rowe Price Large-Cap Growth Portfolio	11.29	$12,300,381
SP Small-Cap Growth Portfolio	7.35	AST Small-Cap Growth Portfolio	16.65	$8,082,488
SP Large Cap Value Portfolio	11.36	AST Large Cap Value Portfolio	18.11	$14,899,125
SP AIM Core Equity Portfolio	8.65	AST Marsico Capital Growth Portfolio	21.81	$5,112,955

On July 18, 2008, the following fund was merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfer occurred as follows:

Retired Portfolios	Net Asset Value	Existing Portfolios	Net Asset Value	Balance Transferred:
AST DeAm Small-Cap Value Portfolio	8.23	AST Small-Cap Value Portfolio	11.38	$426,062

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

A69

Note 2:	Significant Accounting Policies (continued)

Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 – Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 – Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 – Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A70

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$61,055,279	$(30,183,446)
Prudential Diversified Bond Portfolio	$5,007,808	$(26,783,869)
Prudential Equity Portfolio	$6,279,600	$(5,915,023)
Prudential Flexible Managed Portfolio	$1,967,652	$(965,146)
Prudential Conservative Balanced Portfolio	$393,604	$(24,556,778)
Prudential High Yield Bond Portfolio	$1,887,039	$(1,493,499)
Prudential Stock Index Portfolio	$16,122,441	$(13,870,340)
Prudential Value Portfolio	$1,580,047	$(1,500,321)
Prudential Natural Resources Portfolio	$1,851,296	$(1,330,688)
Prudential Global Portfolio	$2,715,581	$(1,742,635)
Prudential Government Income Portfolio	$20,974,410	$(990,204)
Prudential Jennison Portfolio	$6,165,382	$(5,271,321)
Prudential Small Capitalization Stock Portfolio	$316,997	$(776,785)
T. Rowe Price International Stock Portfolio	$598,761	$(1,151,251)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$458,490	$(535,196)
MFS VIT Growth Series - Initial Class	$509,146	$(238,392)
American Century VP Value Fund	$420,194	$(555,620)
Franklin Templeton Small-Mid Cap Growth Securities Fund	$528,758	$(671,597)
American Century VP Income & Growth Fund	$159,627	$(712,321)
Prudential SP T.Rowe Price Large - Cap Growth Portfolio	$678,753	$(12,585,621)
Prudential SP Davis Value Portfolio	$6,043,910	$(3,536,612)
Dreyfus MidCap Stock Portfolio - Initial Shares	$63,505	$(136,270)
Dreyfus Developing Leaders Portfolio - Initial Shares	$482,620	$(1,105,169)
Prudential SP Small Cap Value Portfolio	$4,923,951	$(3,714,278)
Prudential Jennison 20/20 Focus Portfolio	$379,084	$(33,701)
Goldman Sachs Structured Small Cap Equity Fund	$155,710	$(412,312)
AIM V.I. Utilities Fund	$23,365	$(41,651)
AIM V.I. Technology Fund	$55,545	$(14,440)
Prudential SP Small-Cap Growth Portfolio	$458,429	$(8,558,348)
Janus Aspen Mid Cap Growth Portfolio - Service Shares	$295,054	$(162,920)
Janus Aspen Balanced Portfolio - Service Shares	$210,973	$(1,485,868)
Oppenheimer MidCap Fund/VA	$564,308	$(203,764)
Prudential SP PIMCO Total Return Portfolio	$10,165,472	$(6,941,916)

A71

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential SP PIMCO High Yield Portfolio	$1,714,789	$(1,538,096)
Janus Aspen Large Cap Growth Portfolio - Service Shares	$388,480	$(205,262)
Prudential SP Large Cap Value Portfolio	$886,670	$(15,626,986)
Prudential SP AIM Core Equity Portfolio	$293,464	$(5,415,363)
Prudential SP Strategic Partners Focused Growth Portfolio	$1,539,877	$(463,175)
Prudential SP Mid Cap Growth Portfolio	$2,495,527	$(1,687,082)
SP Prudential U.S. Emerging Growth Portfolio	$3,575,426	$(2,495,221)
Prudential SP Conservative Asset Allocation Portfolio	$3,027,834	$(2,049,559)
Prudential SP Balanced Asset Allocation Portfolio	$12,476,521	$(5,689,409)
Prudential SP Growth Asset Allocation Portfolio	$22,069,679	$(8,894,865)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$8,979,416	$(3,767,043)
Janus Aspen International Growth Portfolio - Service Shares	$996,858	$(531,998)
Prudential SP International Growth Portfolio	$3,717,471	$(1,909,517)
Prudential SP International Value Portfolio	$4,800,206	$(3,760,469)
M Financial Turner Core Growth Fund	$888,280	$(228,777)
M Financial Frontier Capital Appreciation Fund	$375,977	$(182,350)
M Financial Brandes International Equity Fund	$971,858	$(539,215)
M Financial Business Opportunity Value Fund	$615,841	$(208,911)
ProFund VP Asia 30 Fund	$33,188	$(12,535)
ProFund VP Banks Fund	$15,331	$(14,358)
ProFund VP Basic Materials Fund	$63,718	$(83,666)
ProFund VP Bear Fund	$3,464,223	$(3,500,789)
ProFund VP Biotechnology Fund	$48,302	$(50,704)
ProFund VP UltraBull Fund	$2,390,764	$(2,444,434)
ProFund VP Consumer Services Fund	$7,199	$(6,658)
ProFund VP Consumer Goods Fund	$184	$(253)
ProFund VP Oil & Gas Fund	$150,362	$(162,031)
ProFund VP Europe 30 Fund	$38,841	$(57,445)
ProFund VP Financials Fund	$66,905	$(50,810)
ProFund VP Health Care Fund	$23,382	$(26,834)
ProFund VP Industrials Fund	$7,593	$(7,476)
ProFund VP Internet Fund	$7,717	$(7,713)
ProFund VP Japan Fund	$168	$(754)
ProFund VP Mid-Cap Growth Fund	$4,877	$(4,752)
ProFund VP Mid-Cap Value Fund	$120,856	$(119,704)
ProFund VP Money Market Fund	$10,624,663	$(10,286,627)

A72

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP NASDAQ-100 Fund	$1,390,630	$(1,600,173)
ProFund VP Pharmaceuticals Fund	$185	$(117)
ProFund VP Precious Metals Fund	$115,898	$(124,429)
ProFund VP Real Estate Fund	$111,296	$(110,584)
ProFund VP Rising Rates Opportunity Fund	$0	$0
ProFund VP Semiconductor Fund	$9,223	$(9,320)
ProFund VP Short NASDAQ-100 Fund	$1,554,791	$(1,581,547)
ProFund VP Short Small-Cap Fund	$1,693,909	$(1,697,236)
ProFund VP Small-Cap Fund	$3,390,116	$(3,294,407)
ProFund VP Small-Cap Growth Fund	$10,900	$(10,783)
ProFund VP Small-Cap Value Fund	$0	$0
ProFund VP Technology Fund	$11,610	$(565)
ProFund VP Telecommunications Fund	$5,097	$(4,751)
ProFund VP U.S. Government Plus Fund	$3,637	$(5,541)
ProFund VP UltraMid-Cap Fund	$653,644	$(660,040)
ProFund VP UltraNASDAQ-100 Fund	$1,607,044	$(1,660,902)
ProFund VP UltraSmall-Cap Fund	$765,431	$(773,998)
ProFund VP Bull Fund	$1,824,576	$(2,031,741)
ProFund VP Utilities Fund	$89,284	$(88,147)
AST T. Rowe Price Large-Cap Growth Portfolio	$13,431,624	$(599,728)
AST Cohen & Steers Realty Portfolio	$911,956	$(553,963)
AST UBS Dynamic Alpha Portfolio	$507,516	$(111,474)
AST DeAm Large-Cap Value Portfolio	$784,174	$(337,610)
AST Neuberger Berman Small-Cap Growth Portfolio	$247,802	$(78,373)
AST DeAm Small-Cap Value Portfolio	$135,969	$(485,966)
AST Federated Aggressive Growth Portfolio	$410,928	$(144,368)
AST Small-Cap Value Portfolio	$1,234,810	$(257,689)
AST Goldman Sachs Mid-Cap Growth Portfolio	$592,123	$(183,155)
AST Large-Cap Value Portfolio	$16,350,270	$(1,163,435)
AST Marsico Capital Growth Portfolio	$6,866,142	$(667,363)
AST MFS Growth Portfolio	$259,908	$(138,610)
AST Neuberger Berman Mid-Cap Growth Portfolio	$39,138	$(288,804)
AST Small-Cap Growth Portfolio	$9,020,060	$(540,016)
AST PIMCO Limited Maturity Bond Portfolio	$415,216	$(56,113)
AST T. Rowe Price Natural Resources Portfolio	$3,252,838	$(1,167,101)
AST MFS Global Equity Portfolio	$340,929	$(204,658)
AST JPMorgan International Equity Portfolio	$1,009,491	$(290,549)
AST T. Rowe Price Global Bond Portfolio	$637,428	$(235,231)

A73

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio - Service Shares	$8,053	$(797)
American Century VP Mid Cap Value Fund - Class 1 Shares	$59,686	$(7,588)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	$38,215	$(2,214)
The Dreyfus Socially Responsible Growth Fund - Service Shares	$20,220	$(2,526)
Dreyfus MidCap Stock Portfolio - Service Shares	$2,425	$(357)
MFS Utilities Series - Initial Class	$168,110	$(20,527)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

A74

Note 7:	Financial Highlights (Continued)

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential Money Market Portfolio
December 31, 2008	152,865	$1.16584 to $11.74670	$250,570	2.58%	0.00% to 0.90%	1.71% to	2.65%
December 31, 2007	132,612	$1.13677 to $11.44374	$213,692	4.93%	0.00% to 0.90%	4.14% to	5.06%
December 31, 2006	134,946	$1.08287 to $10.89271	$209,028	4.68%	0.00% to 0.90%	3.83% to	4.75%
December 31, 2005	112,502	$1.03506 to $10.39889	$158,650	2.88%	0.00% to 0.90%	1.99% to	2.90%
December 31, 2004	101,072	$1.05537 to $10.10571	$135,016	1.04%	0.10% to 0.90%	0.12% to	1.02%

	Prudential Diversified Bond Portfolio
December 31, 2008	40,753	$1.17995 to $11.72770	$83,712	5.15%	0.00% to 0.90%	–4.31% to	–3.46%
December 31, 2007	49,523	$1.22341 to $12.14763	$108,670	5.23%	0.00% to 0.90%	4.76% to	5.71%
December 31, 2006	41,665	$1.15836 to $11.49153	$86,903	4.87%	0.00% to 0.90%	4.06% to	4.98%
December 31, 2005	45,624	$1.10424 to $10.94617	$91,954	5.29%	0.00% to 0.90%	2.37% to	3.28%
December 31, 2004	44,853	$1.24831 to $10.59867	$91,525	4.45%	0.10% to 0.90%	4.66% to	5.59%

	Prudential Equity Portfolio
December 31, 2008	38,469	$0.83715 to $ 9.64954	$42,743	1.44%	0.00% to 0.90%	–38.71% to	–38.16%
December 31, 2007	37,025	$1.36594 to $15.60349	$68,386	1.08%	0.00% to 0.90%	8.34% to	9.32%
December 31, 2006	37,183	$1.26076 to $14.27258	$64,825	1.01%	0.00% to 0.90%	11.57% to	12.57%
December 31, 2005	44,549	$1.13004 to $12.67894	$74,885	1.04%	0.00% to 0.90%	10.48% to	11.47%
December 31, 2004	38,699	$1.02288 to $11.37408	$61,150	1.30%	0.10% to 0.90%	8.95% to	9.93%

	Prudential Flexible Managed Portfolio
December 31, 2008	4,253	$0.97293 to $ 2.88180	$4,417	3.13%	0.20% to 0.90%	–25.49% to	–24.97%
December 31, 2007	3,210	$1.30579 to $ 3.85621	$4,690	2.40%	0.20% to 0.90%	5.41% to	6.15%
December 31, 2006	3,208	$1.23882 to $ 3.64750	$4,506	2.05%	0.20% to 0.90%	11.17% to	11.94%
December 31, 2005	3,345	$1.11430 to $ 3.27131	$4,257	1.82%	0.20% to 0.90%	3.23% to	3.95%
December 31, 2004	3,030	$1.07944 to $ 3.15950	$3,775	1.36%	0.20% to 0.90%	9.75% to	10.52%

	Prudential Conservative Balanced Portfolio
December 31, 2008	4,922	$1.01188 to $ 2.64903	$7,690	4.31%	0.20% to 0.90%	–22.11% to	–21.56%
December 31, 2007	13,125	$1.29912 to $ 3.39077	$35,693	2.86%	0.20% to 0.90%	5.17% to	5.91%
December 31, 2006	16,371	$1.23522 to $ 3.21437	$40,521	2.87%	0.20% to 0.90%	9.45% to	10.22%
December 31, 2005	22,181	$1.12857 to $ 2.92821	$49,126	2.45%	0.20% to 0.90%	2.51% to	3.23%
December 31, 2004	25,515	$1.10095 to $ 2.84799	$58,336	1.99%	0.20% to 0.90%	7.07% to	7.82%

	Prudential High Yield Bond Portfolio
December 31, 2008	6,982	$1.02083 to $10.12490	$8,048	8.72%	0.00% to 0.90%	–22.97% to	–22.28%
December 31, 2007	6,530	$1.31459 to $13.02717	$9,764	7.16%	0.00% to 0.90%	1.69% to	2.62%
December 31, 2006	6,078	$1.28200 to $12.69428	$8,962	7.85%	0.00% to 0.90%	9.30% to	10.25%
December 31, 2005	6,877	$1.16361 to $11.51387	$9,285	6.96%	0.00% to 0.90%	2.51% to	3.41%
December 31, 2004	6,416	$1.25182 to $11.13367	$8,313	7.51%	0.10% to 0.90%	9.31% to	10.29%

	Prudential Stock Index Portfolio
December 31, 2008	115,268	$0.66717 to $ 9.15654	$132,843	2.25%	0.00% to 0.90%	–37.51% to	–36.94%
December 31, 2007	110,391	$1.06764 to $14.52015	$207,464	1.64%	0.00% to 0.90%	4.16% to	5.10%
December 31, 2006	107,743	$1.02498 to $13.81575	$200,140	1.59%	0.00% to 0.90%	14.52% to	15.54%
December 31, 2005	128,179	$0.89500 to $11.95707	$208,637	1.54%	0.00% to 0.90%	3.60% to	4.54%
December 31, 2004	126,516	$0.86390 to $11.43827	$201,938	1.68%	0.10% to 0.90%	9.47% to	10.45%

A75

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential Value Portfolio
December 31, 2008	7,685	$ 1.05115 to $ 3.60373	$11,188	1.84%	0.20% to 0.90%	–42.81% to	–42.41%
December 31, 2007	7,411	$ 1.83802 to $ 6.28234	$19,178	1.41%	0.20% to 0.90%	2.26% to	2.98%
December 31, 2006	7,174	$ 1.79732 to $ 6.12496	$18,547	1.51%	0.20% to 0.90%	18.87% to	19.70%
December 31, 2005	6,521	$ 1.51204 to $ 5.13732	$14,570	1.21%	0.20% to 0.90%	15.62% to	16.43%
December 31, 2004	7,805	$ 1.30775 to $ 4.43004	$14,287	1.44%	0.20% to 0.90%	15.28% to	16.08%

	Prudential Natural Resources Portfolio
December 31, 2008	456	$ 4.39882 to $ 7.61216	$3,063	0.75%	0.00% to 0.60%	–55.21% to	–53.28%
December 31, 2007	371	$16.29431 to $16.29431	$6,052	0.58%	0.60% to 0.60%	47.41% to	47.41%
December 31, 2006	376	$11.05400 to $11.05400	$4,155	1.92%	0.60% to 0.60%	21.47% to	21.47%
December 31, 2005	378	$ 9.10035 to $ 9.10035	$3,440	0.00%	0.60% to 0.60%	54.98% to	54.98%
December 31, 2004	387	$ 5.87186 to $ 5.87186	$2,274	3.50%	0.60% to 0.60%	24.43% to	24.43%

	Prudential Global Portfolio
December 31, 2008	15,081	$ 0.61494 to $10.00641	$13,231	1.80%	0.00% to 0.90%	–43.43% to	–42.92%
December 31, 2007	14,239	$ 1.08699 to $17.53064	$21,965	1.15%	0.00% to 0.90%	9.48% to	10.48%
December 31, 2006	13,093	$ 0.99282 to $15.86794	$18,280	0.69%	0.00% to 0.90%	18.59% to	19.65%
December 31, 2005	14,793	$ 0.83720 to $13.26217	$17,160	0.57%	0.00% to 0.90%	15.03% to	16.06%
December 31, 2004	14,272	$ 0.72784 to $11.42679	$14,321	0.95%	0.10% to 0.90%	8.61% to	9.59%

	Prudential Government Income Portfolio
December 31, 2008	30,925	$ 3.10024 to $ 3.10024	$95,874	4.18%	0.60% to 0.60%	3.68% to	3.68%
December 31, 2007	24,252	$ 2.99010 to $ 2.99010	$72,515	4.45%	0.60% to 0.60%	5.06% to	5.06%
December 31, 2006	24,963	$ 2.84605 to $ 2.84605	$71,046	4.89%	0.60% to 0.60%	3.12% to	3.12%
December 31, 2005	25,076	$ 2.75997 to $ 2.75997	$69,209	4.55%	0.60% to 0.60%	1.91% to	1.91%
December 31, 2004	28,243	$ 2.70837 to $ 2.70837	$76,492	3.78%	0.60% to 0.60%	2.51% to	2.51%

	Prudential Jennison Portfolio
December 31, 2008	48,152	$ 0.49141 to $ 9.28019	$33,953	0.52%	0.00% to 0.90%	–37.84% to	–37.28%
December 31, 2007	47,025	$ 0.79060 to $14.79607	$52,956	0.30%	0.00% to 0.90%	11.00% to	12.00%
December 31, 2006	49,111	$ 0.71228 to $13.21079	$48,749	0.31%	0.00% to 0.90%	0.89% to	1.79%
December 31, 2005	48,384	$ 0.70598 to $12.97872	$46,419	0.11%	0.00% to 0.90%	13.53% to	14.55%
December 31, 2004	43,862	$ 0.62184 to $11.32981	$36,566	0.51%	0.10% to 0.90%	8.67% to	9.63%

	Prudential Small Capitalization Stock Portfolio
December 31, 2008	6,772	$ 2.67299 to $ 7.16174	$18,131	1.15%	0.00% to 0.60%	–31.45% to	–29.58%
December 31, 2007	6,884	$ 3.89928 to $ 3.89928	$26,844	0.58%	0.60% to 0.60%	–1.13% to	–1.13%
December 31, 2006	7,275	$ 3.94365 to $ 3.94365	$28,692	0.60%	0.60% to 0.60%	13.99% to	13.99%
December 31, 2005	7,321	$ 3.45969 to $ 3.45969	$25,328	0.62%	0.60% to 0.60%	6.62% to	6.62%
December 31, 2004	7,256	$ 3.24476 to $ 3.24476	$23,544	0.60%	0.60% to 0.60%	21.31% to	21.31%

	T. Rowe Price International Stock Portfolio
December 31, 2008	5,410	$ 0.61243 to $ 0.76868	$3,813	1.91%	0.20% to 0.90%	–49.16% to	–48.80%
December 31, 2007	5,913	$ 1.20458 to $ 1.50742	$8,200	1.27%	0.20% to 0.90%	12.02% to	12.81%
December 31, 2006	6,606	$ 1.07531 to $ 1.34163	$8,126	1.14%	0.20% to 0.90%	18.01% to	18.87%
December 31, 2005	7,624	$ 0.91120 to $ 1.13330	$7,877	1.68%	0.20% to 0.90%	15.00% to	15.80%
December 31, 2004	7,022	$ 0.79238 to $ 0.98259	$6,240	1.16%	0.20% to 0.90%	12.75% to	13.54%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares
December 31, 2008	7,671	$ 0.47843 to $ 0.63919	$4,219	0.75%	0.20% to 0.90%	–40.24% to	–39.84%
December 31, 2007	7,733	$ 0.80064 to $ 1.06662	$7,078	0.73%	0.20% to 0.90%	14.06% to	14.87%
December 31, 2006	5,987	$ 0.70196 to $ 0.93243	$4,793	0.47%	0.20% to 0.90%	10.38% to	11.17%
December 31, 2005	7,562	$ 0.63595 to $ 0.84218	$5,588	0.34%	0.20% to 0.90%	3.37% to	4.08%
December 31, 2004	8,095	$ 0.61523 to $ 0.81247	$5,805	0.15%	0.20% to 0.90%	3.60% to	4.30%

	MFS VIT Growth Series - Initial Class
December 31, 2008	3,262	$ 0.44607 to $ 0.72584	$1,722	0.22%	0.20% to 0.90%	–37.97% to	–37.55%
December 31, 2007	2,964	$ 0.71912 to $ 1.16675	$2,440	0.00%	0.20% to 0.90%	20.08% to	20.92%
December 31, 2006	3,002	$ 0.59884 to $ 0.96872	$2,046	0.00%	0.20% to 0.90%	6.94% to	7.68%
December 31, 2005	5,485	$ 0.55996 to $ 0.90322	$3,844	0.00%	0.20% to 0.90%	8.21% to	9.02%
December 31, 2004	6,855	$ 0.51747 to $ 0.83212	$4,508	0.00%	0.20% to 0.90%	11.94% to	12.73%

A76

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	American Century VP Value Fund
December 31, 2008	6,144	$1.24327 to $ 1.41671	$8,066	2.44%	0.20% to 0.90%	–27.43% to	–26.92%
December 31, 2007	6,191	$1.70819 to $ 1.93919	$11,146	1.51%	0.20% to 0.90%	–5.99% to	–5.33%
December 31, 2006	5,924	$1.81151 to $ 2.06277	$11,300	1.40%	0.20% to 0.90%	17.60% to	18.42%
December 31, 2005	6,834	$1.53595 to $ 1.75405	$11,078	0.86%	0.20% to 0.90%	4.11% to	4.83%
December 31, 2004	6,079	$1.47095 to $ 1.68484	$9,458	0.96%	0.20% to 0.90%	13.31% to	14.10%

	Franklin Templeton Small-Mid Cap Growth Securities Fund
December 31, 2008	4,817	$0.53401 to $ 0.55099	$2,621	0.00%	0.20% to 0.90%	–43.00% to	–42.61%
December 31, 2007	5,022	$0.93693 to $ 0.96014	$4,776	0.00%	0.20% to 0.90%	10.25% to	11.02%
December 31, 2006	5,953	$0.84981 to $ 0.86481	$5,118	0.00%	0.20% to 0.90%	7.72% to	8.46%
December 31, 2005	8,855	$0.78887 to $ 0.79733	$7,043	0.00%	0.20% to 0.90%	3.86% to	4.58%
December 31, 2004	12,067	$0.75958 to $ 0.76243	$9,194	0.00%	0.20% to 0.90%	10.47% to	11.25%

	American Century VP Income & Growth Fund
December 31, 2008	927	$0.81648 to $ 0.81648	$757	2.33%	0.20% to 0.20%	–34.71% to	–34.71%
December 31, 2007	1,442	$1.25061 to $ 1.25061	$1,803	2.11%	0.20% to 0.20%	–0.28% to	–0.28%
December 31, 2006	1,366	$1.25409 to $ 1.25409	$1,713	1.76%	0.20% to 0.20%	16.86% to	16.86%
December 31, 2005	1,232	$1.07320 to $ 1.07320	$1,322	2.40%	0.20% to 0.20%	4.41% to	4.41%
December 31, 2004	3,080	$1.02791 to $ 1.02791	$3,165	1.47%	0.20% to 0.20%	12.76% to	12.76%

	Prudential SP T. Rowe Price Large - Cap Growth Portfolio (expired May 1, 2008)
December 31, 2008	0	$0.00000 to $ 0.00000	$0	0.00%	0.00% to 0.90%	–4.17% to	–3.88%
December 31, 2007	10,837	$0.92724 to $14.58662	$12,377	0.25%	0.00% to 0.90%	7.23% to	8.21%
December 31, 2006	10,297	$0.85859 to $13.47996	$10,968	0.00%	0.00% to 0.90%	4.97% to	5.91%
December 31, 2005	9,206	$0.81223 to $12.72743	$9,170	0.00%	0.00% to 0.90%	15.46% to	16.49%
December 31, 2004	10,312	$0.69854 to $10.92574	$8,259	0.00%	0.10% to 0.90%	5.16% to	6.10%

	Prudential SP Davis Value Portfolio
December 31, 2008	31,771	$0.88155 to $ 9.21351	$29,387	1.47%	0.00% to 0.90%	–40.42% to	–39.88%
December 31, 2007	29,581	$1.46785 to $15.32495	$45,674	0.80%	0.00% to 0.90%	3.65% to	4.58%
December 31, 2006	30,460	$1.40487 to $14.65332	$44,755	0.75%	0.00% to 0.90%	14.00% to	15.02%
December 31, 2005	26,836	$1.22267 to $12.73961	$34,153	0.85%	0.00% to 0.90%	8.54% to	9.52%
December 31, 2004	23,360	$1.14376 to $11.63249	$27,127	0.40%	0.10% to 0.90%	11.51% to	12.53%

	Dreyfus MidCap Stock Portfolio – Initial Shares
December 31, 2008	288	$0.87470 to $ 0.87470	$252	0.97%	0.20% to 0.20%	–40.54% to	–40.54%
December 31, 2007	348	$1.47108 to $ 1.47108	$512	0.40%	0.20% to 0.20%	1.29% to	1.29%
December 31, 2006	311	$1.45229 to $ 1.45229	$452	0.88%	0.20% to 0.20%	7.53% to	7.53%
December 31, 2005	2,547	$1.35061 to $ 1.35061	$3,439	0.02%	0.20% to 0.20%	8.95% to	8.95%
December 31, 2004	1,884	$1.23963 to $ 1.23963	$2,335	0.46%	0.20% to 0.20%	14.24% to	14.24%

	Dreyfus Developing Leaders Portfolio – Initial Shares
December 31, 2008	6,325	$0.36445 to $ 0.36445	$2,305	0.96%	0.20% to 0.20%	–37.72% to	–37.72%
December 31, 2007	7,529	$0.58521 to $ 0.58521	$4,406	0.65%	0.20% to 0.20%	–11.23% to	–11.23%
December 31, 2006	3,852	$0.65922 to $ 0.65922	$2,539	0.56%	0.20% to 0.20%	3.57% to	3.57%
December 31, 2005	6,876	$0.63649 to $ 0.63649	$4,377	0.00%	0.20% to 0.20%	5.60% to	5.60%
December 31, 2004	6,019	$0.60273 to $ 0.60273	$3,628	0.20%	0.20% to 0.20%	11.13% to	11.13%

	Prudential SP Small Cap Value Portfolio
December 31, 2008	25,605	$0.98795 to $ 9.63974	$28,735	1.10%	0.00% to 0.90%	–31.12% to	–30.50%
December 31, 2007	24,587	$1.42297 to $13.87037	$39,943	0.81%	0.00% to 0.90%	–4.49% to	–3.63%
December 31, 2006	22,004	$1.47770 to $14.39211	$37,000	0.50%	0.00% to 0.90%	13.58% to	14.60%
December 31, 2005	19,662	$1.29067 to $12.55835	$29,147	0.49%	0.00% to 0.90%	3.68% to	4.61%
December 31, 2004	16,698	$1.29903 to $ 1.59242	$23,917	0.17%	0.10% to 0.90%	19.61% to	20.44%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2008	1,013	$0.95338 to $ 0.95338	$965	0.67%	0.20% to 0.20%	–34.16% to	–34.16%
December 31, 2007	1,164	$1.44802 to $ 1.44802	$1,685	0.37%	0.20% to 0.20%	–16.65% to	–16.65%
December 31, 2006	1,126	$1.73735 to $ 1.73735	$1,956	0.56%	0.20% to 0.20%	12.05% to	12.05%
December 31, 2005	1,559	$1.55056 to $ 1.55056	$2,417	0.24%	0.20% to 0.20%	5.86% to	5.86%
December 31, 2004	1,418	$1.46475 to $ 1.46475	$2,077	0.20%	0.20% to 0.20%	16.09% to	16.09%

A77

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AIM V.I. Utilities Fund
December 31, 2008	29	$0.88793 to $ 0.88793	$26	2.08%	0.20% to 0.20%	–32.49% to	–32.49%
December 31, 2007	45	$1.31532 to $ 1.31532	$59	2.15%	0.20% to 0.20%	20.40% to	20.40%
December 31, 2006	37	$1.09243 to $ 1.09243	$41	0.56%	0.20% to 0.20%	25.21% to	25.21%
December 31, 2005	708	$0.87246 to $ 0.87246	$618	4.38%	0.20% to 0.20%	16.61% to	16.61%
December 31, 2004	15	$0.74819 to $ 0.74819	$12	1.72%	0.20% to 0.20%	23.32% to	23.32%

	AIM V.I. Technology Fund
December 31, 2008	2,238	$0.18484 to $ 0.18484	$414	0.00%	0.20% to 0.20%	–44.62% to	–44.62%
December 31, 2007	2,088	$0.33374 to $ 0.33374	$697	0.00%	0.20% to 0.20%	7.47% to	7.47%
December 31, 2006	1,869	$0.31056 to $ 0.31056	$580	0.00%	0.20% to 0.20%	10.24% to	10.24%
December 31, 2005	1,937	$0.28171 to $ 0.28171	$546	0.00%	0.20% to 0.20%	2.01% to	2.01%
December 31, 2004	2,810	$0.27617 to $ 0.27617	$776	0.00%	0.20% to 0.20%	4.43% to	4.43%

	Prudential SP Small-Cap Growth Portfolio (expired May 1, 2008)
December 31, 2008	0	$0.00000 to $ 0.00000	$0	0.00%	0.00% to 0.90%	–3.70% to	–3.42%
December 31, 2007	7,242	$0.79754 to $12.32722	$8,418	0.00%	0.00% to 0.90%	5.41% to	6.37%
December 31, 2006	6,595	$0.75132 to $11.58900	$7,069	0.00%	0.00% to 0.90%	11.39% to	12.39%
December 31, 2005	5,892	$0.66950 to $10.31158	$5,518	0.00%	0.00% to 0.90%	1.56% to	2.48%
December 31, 2004	4,799	$0.65467 to $10.06229	$4,314	0.00%	0.10% to 0.90%	–1.80% to	–0.92%

	Janus Aspen Mid Cap Growth Portfolio – Service Shares
December 31, 2008	3,569	$0.45987 to $ 0.45987	$1,641	0.07%	0.20% to 0.20%	–43.97% to	–43.97%
December 31, 2007	3,297	$0.82079 to $ 0.82079	$2,706	0.07%	0.20% to 0.20%	21.49% to	21.49%
December 31, 2006	1,779	$0.67559 to $ 0.67559	$1,202	0.00%	0.20% to 0.20%	13.16% to	13.16%
December 31, 2005	2,285	$0.59703 to $ 0.59703	$1,364	0.00%	0.20% to 0.20%	11.81% to	11.81%
December 31, 2004	6,518	$0.53397 to $ 0.53397	$3,480	0.00%	0.20% to 0.20%	20.23% to	20.23%

	Janus Aspen Balanced Portfolio – Service Shares
December 31, 2008	15,284	$1.16882 to $ 1.16882	$17,864	2.38%	0.20% to 0.20%	–16.23% to	–16.23%
December 31, 2007	16,340	$1.39522 to $ 1.39522	$22,798	2.28%	0.20% to 0.20%	10.06% to	10.06%
December 31, 2006	17,141	$1.26765 to $ 1.26765	$21,729	1.87%	0.20% to 0.20%	10.19% to	10.19%
December 31, 2005	19,794	$1.15042 to $ 1.15042	$22,772	2.11%	0.20% to 0.20%	7.45% to	7.45%
December 31, 2004	19,744	$1.07066 to $ 1.07066	$21,139	2.72%	0.20% to 0.20%	8.08% to	8.08%

	Oppenheimer Midcap Fund/VA
December 31, 2008	3,704	$0.35855 to $ 0.35855	$1,328	0.00%	0.20% to 0.20%	–49.32% to	–49.32%
December 31, 2007	2,976	$0.70743 to $ 0.70743	$2,106	0.00%	0.20% to 0.20%	5.83% to	5.83%
December 31, 2006	4,252	$0.66843 to $ 0.66843	$2,842	0.00%	0.20% to 0.20%	2.49% to	2.49%
December 31, 2005	2,067	$0.65220 to $ 0.65220	$1,348	0.00%	0.20% to 0.20%	11.76% to	11.76%
December 31, 2004	1,730	$0.58355 to $ 0.58355	$1,010	0.00%	0.20% to 0.20%	19.19% to	19.19%

	Prudential SP PIMCO Total Return Portfolio
December 31, 2008	32,414	$1.22232 to $12.23031	$48,440	5.14%	0.00% to 0.90%	–1.08% to	–0.20%
December 31, 2007	30,292	$1.22572 to $12.25435	$45,393	4.36%	0.00% to 0.90%	8.46% to	9.44%
December 31, 2006	30,333	$1.12112 to $11.19702	$41,590	4.25%	0.00% to 0.90%	2.76% to	3.68%
December 31, 2005	32,938	$1.08232 to $10.79983	$43,675	4.68%	0.00% to 0.90%	1.48% to	2.39%
December 31, 2004	30,948	$1.21784 to $10.54770	$40,504	1.95%	0.10% to 0.90%	4.33% to	5.28%

	Prudential SP PIMCO High Yield Portfolio
December 31, 2008	6,202	$0.98409 to $ 9.71883	$7,119	8.28%	0.00% to 0.90%	–26.17% to	–25.50%
December 31, 2007	6,006	$1.32230 to $13.04626	$9,366	7.11%	0.00% to 0.90%	2.85% to	3.80%
December 31, 2006	5,556	$1.27493 to $12.56887	$8,399	7.37%	0.00% to 0.90%	8.55% to	9.51%
December 31, 2005	6,203	$1.16538 to $11.47762	$8,697	6.64%	0.00% to 0.90%	3.12% to	4.03%
December 31, 2004	4,685	$1.32262 to $11.03289	$6,390	6.61%	0.10% to 0.90%	8.36% to	9.32%

	Janus Aspen Large Cap Growth Portfolio – Service Shares
December 31, 2008	2,638	$0.69982 to $ 0.69982	$1,846	0.60%	0.25% to 0.25%	–40.02% to	–40.02%
December 31, 2007	2,420	$1.16670 to $ 1.16670	$2,824	0.60%	0.25% to 0.25%	14.52% to	14.52%
December 31, 2006	2,142	$1.01876 to $ 1.01876	$2,183	0.28%	0.25% to 0.25%	10.86% to	10.86%
December 31, 2005	2,099	$0.91896 to $ 0.91896	$1,929	0.13%	0.25% to 0.25%	3.76% to	3.76%
December 31, 2004	1,781	$0.88566 to $ 0.88566	$1,577	0.00%	0.25% to 0.25%	3.94% to	3.94%

A78

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP Large Cap Value Portfolio (expired May 1, 2008)
December 31, 2008	0	$0.00000 to $ 0.00000	$0	0.00%	0.00% to 0.90%	–4.02% to	–3.73%
December 31, 2007	10,508	$1.37863 to $14.30708	$15,227	1.69%	0.00% to 0.90%	–3.70% to	–2.83%
December 31, 2006	9,636	$1.43161 to $14.72307	$14,388	1.18%	0.00% to 0.90%	17.42% to	18.47%
December 31, 2005	8,468	$1.21922 to $12.42748	$10,689	0.74%	0.00% to 0.90%	5.70% to	6.64%
December 31, 2004	6,476	$1.15350 to $ 1.25106	$7,637	0.73%	0.10% to 0.90%	16.70% to	17.51%

	Prudential SP AIM Core Equity Portfolio (expired May 1, 2008)
December 31, 2008	0	$0.00000 to $ 0.00000	$0	0.00%	0.00% to 0.90%	–1.33% to	–1.03%
December 31, 2007	3,790	$1.29899 to $14.71906	$5,170	1.21%	0.00% to 0.90%	6.86% to	7.82%
December 31, 2006	3,267	$1.21560 to $13.65105	$4,125	0.84%	0.00% to 0.90%	15.01% to	16.05%
December 31, 2005	2,672	$1.05693 to $ 1.13227	$2,910	0.89%	0.10% to 0.90%	3.71% to	4.52%
December 31, 2004	1,960	$1.01915 to $11.24299	$2,044	0.45%	0.10% to 0.90%	7.83% to	8.79%

	Prudential SP Strategic Partners Focused Growth Portfolio
December 31, 2008	3,943	$0.73453 to $ 0.91719	$3,142	0.00%	0.10% to 0.90%	–38.97% to	–38.48%
December 31, 2007	2,968	$1.20358 to $15.10168	$3,866	0.00%	0.00% to 0.90%	14.21% to	15.24%
December 31, 2006	3,007	$1.05384 to $13.10433	$3,389	0.00%	0.00% to 0.90%	–1.55% to	–0.66%
December 31, 2005	2,656	$1.07038 to $13.19148	$2,986	0.00%	0.00% to 0.90%	14.12% to	15.14%
December 31, 2004	1,917	$0.93791 to $11.45666	$1,848	0.00%	0.10% to 0.90%	9.62% to	10.58%

	Prudential SP Mid Cap Growth Portfolio
December 31, 2008	19,941	$0.53307 to $ 8.50283	$11,435	0.00%	0.00% to 0.90%	–43.08% to	–42.56%
December 31, 2007	18,776	$0.93041 to $14.80357	$18,748	0.23%	0.00% to 0.90%	15.16% to	16.21%
December 31, 2006	17,780	$0.80266 to $12.73876	$15,138	0.00%	0.00% to 0.90%	–2.81% to	–1.94%
December 31, 2005	16,522	$0.82065 to $12.99106	$14,152	0.00%	0.00% to 0.90%	4.33% to	5.26%
December 31, 2004	9,616	$0.78166 to $12.34238	$7,709	0.00%	0.10% to 0.90%	18.48% to	19.55%

	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2008	17,657	$0.98012 to $11.90349	$18,131	0.30%	0.00% to 0.90%	–36.80% to	–36.23%
December 31, 2007	16,817	$1.55088 to $18.66589	$27,087	0.34%	0.00% to 0.90%	15.76% to	16.82%
December 31, 2006	15,876	$1.33323 to $15.97896	$21,901	0.00%	0.00% to 0.90%	8.61% to	9.59%
December 31, 2005	13,420	$1.21970 to $14.58109	$16,697	0.00%	0.00% to 0.90%	16.72% to	17.77%
December 31, 2004	8,888	$1.03828 to $12.38071	$9,346	0.00%	0.10% to 0.90%	20.31% to	21.39%

	Prudential SP Conservative Asset Allocation Portfolio
December 31, 2008	7,754	$1.10677 to $11.07559	$9,213	3.13%	0.00% to 0.90%	–20.92% to	–20.21%
December 31, 2007	7,094	$1.38852 to $13.88049	$10,605	3.12%	0.00% to 0.90%	8.41% to	9.39%
December 31, 2006	6,214	$1.27058 to $12.68916	$8,548	3.32%	0.00% to 0.90%	7.72% to	8.67%
December 31, 2005	5,790	$1.16989 to $11.67693	$7,614	1.29%	0.00% to 0.90%	4.97% to	5.91%
December 31, 2004	4,690	$1.16226 to $11.02585	$5,713	1.29%	0.10% to 0.90%	7.92% to	8.89%

	Prudential SP Balanced Asset Allocation Portfolio
December 31, 2008	40,603	$1.03511 to $10.54554	$43,539	2.41%	0.00% to 0.90%	–29.18% to	–28.55%
December 31, 2007	35,350	$1.46167 to $14.75899	$53,253	2.45%	0.00% to 0.90%	8.37% to	9.35%
December 31, 2006	29,278	$1.34175 to $13.49688	$40,490	2.36%	0.00% to 0.90%	9.71% to	10.69%
December 31, 2005	24,001	$1.21353 to $12.19356	$30,116	0.88%	0.00% to 0.90%	6.64% to	7.60%
December 31, 2004	17,279	$1.15290 to $11.33193	$20,301	0.75%	0.10% to 0.90%	10.09% to	11.09%

	Prudential SP Growth Asset Allocation Portfolio
December 31, 2008	69,183	$0.93022 to $ 9.95378	$67,888	1.69%	0.00% to 0.90%	–36.93% to	–36.36%
December 31, 2007	58,676	$1.47484 to $15.64015	$90,584	1.68%	0.00% to 0.90%	8.26% to	9.23%
December 31, 2006	47,121	$1.36237 to $14.31851	$66,683	1.66%	0.00% to 0.90%	11.89% to	12.88%
December 31, 2005	34,936	$1.21764 to $12.68422	$43,777	0.57%	0.00% to 0.90%	8.27% to	9.24%
December 31, 2004	23,746	$1.12461 to $11.61172	$27,303	0.37%	0.10% to 0.90%	12.04% to	13.05%

	Prudential SP Aggressive Growth Asset Allocation Portfolio
December 31, 2008	25,021	$ 0.83486 to $ 9.43650	$22,595	1.07%	0.00% to 0.90%	–42.70% to	–42.18%
December 31, 2007	20,763	$ 1.45708 to $16.32142	$32,380	1.07%	0.00% to 0.90%	8.22% to	9.20%
December 31, 2006	15,878	$ 1.34635 to $ 1.53196	$22,552	1.66%	0.00% to 0.90%	13.26% to	14.17%
December 31, 2005	11,372	$ 1.18874 to $ 1.34325	$14,089	0.15%	0.10% to 0.90%	9.49% to	10.37%
December 31, 2004	7,028	$ 1.08568 to $11.83854	$7,826	0.05%	0.10% to 0.90%	13.73% to	14.76%

A79

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Janus Aspen International Growth Portfolio - Service Shares
December 31, 2008	3,779	$0.94610 to $4.70718	$3,672	1.08%	0.00% to 0.20%	–53.25% to	–52.32%
December 31, 2007	3,372	$1.98444 to $1.98444	$6,692	0.48%	0.20% to 0.20%	27.76% to	27.76%
December 31, 2006	5,167	$1.55321 to $1.55321	$8,026	1.79%	0.20% to 0.20%	46.33% to	46.33%
December 31, 2005	5,291	$1.06141 to $1.06141	$5,616	1.06%	0.20% to 0.20%	31.67% to	31.67%
December 31, 2004	6,571	$0.80610 to $0.80610	$5,297	0.92%	0.20% to 0.20%	18.45% to	18.45%

	Prudential SP International Growth Portfolio
December 31, 2008	9,545	$0.88890 to $10.18821	$9,576	1.65%	0.00% to 0.90%	–50.74% to	–50.30%
December 31, 2007	8,455	$1.80456 to $20.49745	$17,081	0.78%	0.00% to 0.90%	18.48% to	19.55%
December 31, 2006	7,142	$1.52315 to $17.14606	$11,967	1.60%	0.00% to 0.90%	19.98% to	21.05%
December 31, 2005	5,436	$1.26952 to $14.16477	$7,257	0.55%	0.00% to 0.90%	15.34% to	16.39%
December 31, 2004	3,917	$1.10066 to $12.17058	$4,483	0.17%	0.10% to 0.90%	15.51% to	16.54%

	Prudential SP International Value Portfolio
December 31, 2008	18,736	$0.97450 to $11.73996	$19,393	2.77%	0.00% to 0.90%	–44.56% to	–44.06%
December 31, 2007	17,967	$1.74645 to $20.98673	$33,931	2.47%	0.00% to 0.90%	17.03% to	18.08%
December 31, 2006	13,644	$1.48271 to $17.77266	$21,356	1.35%	0.00% to 0.90%	27.95% to	29.09%
December 31, 2005	11,301	$1.15143 to $ 1.37811	$13,284	0.40%	0.10% to 0.90%	12.75% to	13.67%
December 31, 2004	9,887	$1.01469 to $12.10092	$10,125	0.45%	0.10% to 0.90%	14.77% to	15.80%

	M Financial Turner Core Growth Fund
December 31, 2008	143	$ 8.88618 to $ 8.88618	$1,275	0.02%	0.00% to 0.00%	–48.97% to	–48.97%
December 31, 2007	93	$17.41443 to $ 17.41443	$1,611	0.40%	0.00% to 0.00%	22.43% to	22.43%
December 31, 2006	85	$14.22394 to $14.22394	$1,204	0.80%	0.00% to 0.00%	8.52% to	8.52%
December 31, 2005	47	$13.10724 to $13.10724	$611	0.59%	0.00% to 0.00%	13.92% to	13.92%
December 31, 2004	19	$11.50611 to $11.50611	$219	0.51%	0.00% to 0.00%	11.19% to	11.19%

	M Financial Frontier Capital Appreciation Fund
December 31, 2008	92	$ 9.81970 to $ 9.81970	$903	0.00%	0.00% to 0.00%	–42.03% to	–42.03%
December 31, 2007	76	$16.93924 to $16.93924	$1,289	0.00%	0.00% to 0.00%	11.92% to	11.92%
December 31, 2006	70	$15.13547 to $15.13547	$1,064	0.00%	0.00% to 0.00%	16.35% to	16.35%
December 31, 2005	43	$13.00911 to $13.00911	$558	0.00%	0.00% to 0.00%	15.13% to	15.13%
December 31, 2004	31	$11.29972 to $11.29972	$348	0.00%	0.00% to 0.00%	9.33% to	9.33%

	M Financial Brandes International Equity Fund
December 31, 2008	148	$11.84498 to $11.84498	$1,755	3.51%	0.00% to 0.00%	–39.84% to	–39.84%
December 31, 2007	126	$19.69030 to $19.69030	$2,483	2.15%	0.00% to 0.00%	8.01% to	8.01%
December 31, 2006	122	$18.23050 to $18.23050	$2,231	1.70%	0.00% to 0.00%	26.78% to	26.78%
December 31, 2005	77	$14.37951 to $14.37951	$1,101	1.75%	0.00% to 0.00%	10.55% to	10.55%
December 31, 2004	50	$13.00731 to $13.00731	$651	2.55%	0.00% to 0.00%	24.00% to	24.00%

	M Financial Business Opportunity Value Fund
December 31, 2008	46	$10.83791 to $10.83791	$503	0.05%	0.00% to 0.00%	–34.48% to	–34.48%
December 31, 2007	18	$16.54237 to $16.54237	$295	0.64%	0.00% to 0.00%	5.44% to	5.44%
December 31, 2006	29	$15.68894 to $15.68894	$462	0.66%	0.00% to 0.00%	13.89% to	13.89%
December 31, 2005	20	$13.77563 to $13.77563	$279	0.67%	0.00% to 0.00%	7.81% to	7.81%
December 31, 2004	18	$12.77809 to $12.77809	$228	1.24%	0.00% to 0.00%	22.60% to	22.60%

	ProFund VP Asia 30 Fund
December 31, 2008	15	$ 2.00394 to $ 2.00394	$30	0.74%	0.25% to 0.25%	–50.94% to	–50.94%
December 31, 2007	4	$ 4.08506 to $ 4.08506	$16	0.10%	0.25% to 0.25%	47.37% to	47.37%
December 31, 2006	0	$ 2.77195 to $ 2.77195	$0	0.00%	0.25% to 0.25%	38.94% to	38.94%
December 31, 2005	0	$ 1.99507 to $ 1.99507	$0	1.20%	0.25% to 0.25%	19.21% to	19.21%
December 31, 2004	0	$ 1.67351 to $ 1.67351	$0	0.00%	0.25% to 0.25%	–0.79% to	–0.79%

	ProFund VP Banks Fund****
December 31, 2008	0	$ 0.60411 to $ 0.60411	$0	0.00%	0.25% to 0.25%	–47.05% to	–47.05%
December 31, 2007	0	$ 1.14082 to $ 1.14082	$0	0.00%	0.25% to 0.25%	–27.46% to	–27.46%
December 31, 2006	0	$ 1.57260 to $ 1.57260	$0	0.00%	0.25% to 0.25%	15.12% to	15.12%
December 31, 2005	0	$ 1.36608 to $ 1.36608	$0	0.00%	0.25% to 0.25%	–0.39% to	–0.39%
December 31, 2004	0	$ 1.37148 to $ 1.37148	$0	0.00%	0.25% to 0.25%	11.49% to	11.49%

A80

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Basic Materials Fund
December 31, 2008	5	$1.10848 to $1.10848	$5	0.23%	0.25% to 0.25%	–51.54% to	–51.54%
December 31, 2007	15	$2.28765 to $2.28765	$35	0.47%	0.25% to 0.25%	30.39% to	30.39%
December 31, 2006	0	$1.75453 to $1.75453	$0	3.09%	0.25% to 0.25%	15.18% to	15.18%
December 31, 2005	418	$1.52325 to $1.52325	$637	0.00%	0.25% to 0.25%	2.18% to	2.18%
December 31, 2004	0	$1.49070 to $1.49070	$1	0.06%	0.25% to 0.25%	9.94% to	9.94%

	ProFund VP Bear Fund
December 31, 2008	8	$0.86403 to $0.86403	$7	2.84%	0.25% to 0.25%	39.57% to	39.57%
December 31, 2007	9	$0.61905 to $0.61905	$6	0.28%	0.25% to 0.25%	0.34% to	0.34%
December 31, 2006	70	$0.61693 to $0.61693	$43	0.10%	0.25% to 0.25%	–7.72% to	–7.72%
December 31, 2005	13	$0.66855 to $0.66855	$9	0.00%	0.25% to 0.25%	–1.61% to	–1.61%
December 31, 2004	0	$0.67949 to $0.67949	$0	0.00%	0.25% to 0.25%	–10.50% to	–10.50%

	ProFund VP Biotechnology Fund****
December 31, 2008	0	$1.69755 to $1.69755	$0	0.00%	0.25% to 0.25%	1.59% to	1.59%
December 31, 2007	0	$1.67093 to $1.67093	$0	0.00%	0.25% to 0.25%	–1.40% to	–1.40%
December 31, 2006	30	$1.69473 to $1.69473	$51	0.00%	0.25% to 0.25%	–4.34% to	–4.34%
December 31, 2005	10	$1.77162 to $1.77162	$18	0.00%	0.25% to 0.25%	18.95% to	18.95%
December 31, 2004	5	$1.48943 to $1.48943	$7	0.00%	0.25% to 0.25%	9.45% to	9.45%

	ProFund VP UltraBull Fund
December 31, 2008	5	$0.70421 to $0.70421	$3	1.78%	0.25% to 0.25%	–67.48% to	–67.48%
December 31, 2007	9	$2.16524 to $2.16524	$19	0.64%	0.25% to 0.25%	0.60% to	0.60%
December 31, 2006	36	$2.15227 to $2.15227	$78	0.32%	0.25% to 0.25%	22.76% to	22.76%
December 31, 2005	0	$1.75321 to $1.75321	$0	0.00%	0.25% to 0.25%	2.36% to	2.36%
December 31, 2004	102	$1.71282 to $1.71282	$176	0.00%	0.25% to 0.25%	16.89% to	16.89%

	ProFund VP Consumer Services Fund****
December 31, 2008	0	$0.84767 to $0.84767	$0	0.00%	0.25% to 0.25%	–31.55% to	–31.55%
December 31, 2007	0	$1.23845 to $1.23845	$0	0.00%	0.25% to 0.25%	–8.47% to	–8.47%
December 31, 2006	0	$1.35305 to $1.35305	$0	0.00%	0.25% to 0.25%	11.72% to	11.72%
December 31, 2005	0	$1.21116 to $1.21116	$0	0.00%	0.25% to 0.25%	–4.91% to	–4.91%
December 31, 2004	0	$1.27367 to $1.27367	$0	0.00%	0.25% to 0.25%	7.34% to	7.34%

	ProFund VP Consumer Goods Fund****
December 31, 2008	0	$1.09464 to $1.09464	$0	1.28%	0.25% to 0.25%	–26.89% to	–26.89%
December 31, 2007	0	$1.49735 to $1.49735	$1	0.36%	0.25% to 0.25%	7.33% to	7.33%
December 31, 2006	0	$1.39508 to $1.39508	$1	0.00%	0.25% to 0.25%	12.34% to	12.34%
December 31, 2005	0	$1.24179 to $1.24179	$0	0.00%	0.25% to 0.25%	–0.61% to	–0.61%
December 31, 2004	0	$1.24945 to $1.24945	$0	0.00%	0.25% to 0.25%	8.98% to	8.98%

	ProFund VP Oil & Gas Fund
December 31, 2008	9	$2.07935 to $2.07935	$19	0.00%	0.25% to 0.25%	–37.11% to	–37.11%
December 31, 2007	12	$3.30620 to $3.30620	$41	0.00%	0.25% to 0.25%	32.14% to	32.14%
December 31, 2006	6	$2.50196 to $2.50196	$15	0.00%	0.25% to 0.25%	20.32% to	20.32%
December 31, 2005	0	$2.07934 to $2.07934	$0	0.00%	0.25% to 0.25%	30.98% to	30.98%
December 31, 2004	0	$1.58751 to $1.58751	$0	0.00%	0.25% to 0.25%	29.04% to	29.04%

	ProFund VP Europe 30 Fund
December 31, 2008	4	$1.26476 to $1.26476	$5	1.37%	0.25% to 0.25%	–44.14% to	–44.14%
December 31, 2007	13	$2.26430 to $2.26430	$30	1.60%	0.25% to 0.25%	14.29% to	14.29%
December 31, 2006	16	$1.98114 to $1.98114	$31	0.06%	0.25% to 0.25%	17.21% to	17.21%
December 31, 2005	17	$1.69022 to $1.69022	$29	0.19%	0.25% to 0.25%	7.82% to	7.82%
December 31, 2004	6	$1.56766 to $1.56766	$10	0.11%	0.25% to 0.25%	14.04% to	14.04%

	ProFund VP Financials Fund
December 31, 2008	56	$0.66411 to $0.66411	$37	1.09%	0.25% to 0.25%	–50.67% to	–50.67%
December 31, 2007	33	$1.34622 to $1.34622	$44	1.29%	0.25% to 0.25%	–19.31% to	–19.31%
December 31, 2006	30	$1.66848 to $1.66848	$50	0.41%	0.25% to 0.25%	17.06% to	17.06%
December 31, 2005	470	$1.42532 to $1.42532	$669	0.37%	0.25% to 0.25%	3.72% to	3.72%
December 31, 2004	13	$1.37415 to $1.37415	$19	0.00%	0.25% to 0.25%	10.07% to	10.07%

A81

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Health Care Fund
December 31, 2008	42	$1.04293 to $1.04293	$43	0.29%	0.25% to 0.25%	–24.48% to	–24.48%
December 31, 2007	43	$1.38105 to $1.38105	$60	0.00%	0.25% to 0.25%	6.31% to	6.31%
December 31, 2006	24	$1.29913 to $1.29913	$31	0.00%	0.25% to 0.25%	4.99% to	4.99%
December 31, 2005	20	$1.23740 to $1.23740	$25	0.00%	0.25% to 0.25%	5.76% to	5.76%
December 31, 2004	18	$1.17005 to $1.17005	$21	0.00%	0.25% to 0.25%	2.11% to	2.11%

	ProFund VP Industrials Fund****
December 31, 2008	0	$1.05348 to $1.05348	$0	0.00%	0.25% to 0.25%	–40.64% to	–40.64%
December 31, 2007	0	$1.77458 to $1.77458	$0	0.00%	0.25% to 0.25%	11.44% to	11.44%
December 31, 2006	0	$1.59234 to $1.59234	$0	0.00%	0.25% to 0.25%	11.38% to	11.38%
December 31, 2005	0	$1.42965 to $1.42965	$0	0.00%	0.25% to 0.25%	2.18% to	2.18%
December 31, 2004	0	$1.39919 to $1.39919	$0	0.00%	0.25% to 0.25%	12.93% to	12.93%

	ProFund VP Internet Fund****
December 31, 2008	0	$1.13850 to $1.13850	$0	0.00%	0.25% to 0.25%	–44.97% to	–44.97%
December 31, 2007	0	$2.06872 to $2.06872	$1	0.12%	0.25% to 0.25%	9.91% to	9.91%
December 31, 2006	0	$1.88222 to $1.88222	$1	0.00%	0.25% to 0.25%	1.11% to	1.11%
December 31, 2005	1	$1.86162 to $1.86162	$3	0.00%	0.25% to 0.25%	7.17% to	7.17%
December 31, 2004	6	$1.73705 to $1.73705	$10	0.00%	0.25% to 0.25%	20.96% to	20.96%

	ProFund VP Japan Fund
December 31, 2008	4	$1.23244 to $1.23244	$5	13.09%	0.25% to 0.25%	–40.99% to	–40.99%
December 31, 2007	5	$2.08851 to $2.08851	$10	4.59%	0.25% to 0.25%	–10.22% to	–10.22%
December 31, 2006	5	$2.32618 to $2.32618	$12	0.46%	0.25% to 0.25%	10.54% to	10.54%
December 31, 2005	31	$2.10431 to $2.10431	$66	0.00%	0.25% to 0.25%	41.42% to	41.42%
December 31, 2004	0	$1.48794 to $1.48794	$0	0.00%	0.25% to 0.25%	7.29% to	7.29%

	ProFund VP Mid-Cap Growth Fund****
December 31, 2008	0	$1.08049 to $1.08049	$1	0.00%	0.25% to 0.25%	–38.96% to	–38.96%
December 31, 2007	0	$1.77011 to $1.77011	$1	0.00%	0.25% to 0.25%	11.47% to	11.47%
December 31, 2006	2	$1.58804 to $1.58804	$3	0.00%	0.25% to 0.25%	3.72% to	3.72%
December 31, 2005	6	$1.53111 to $1.53111	$9	0.00%	0.25% to 0.25%	10.94% to	10.94%
December 31, 2004	22	$1.38008 to $1.38008	$30	0.00%	0.25% to 0.25%	10.81% to	10.81%

	ProFund VP Mid-Cap Value Fund
December 31, 2008	8	$1.21912 to $1.21912	$10	0.00%	0.25% to 0.25%	–36.46% to	–36.46%
December 31, 2007	9	$1.91854 to $1.91854	$17	0.44%	0.25% to 0.25%	0.72% to	0.72%
December 31, 2006	10	$1.90489 to $1.90489	$19	0.01%	0.25% to 0.25%	12.02% to	12.02%
December 31, 2005	12	$1.70050 to $1.70050	$20	0.00%	0.25% to 0.25%	8.58% to	8.58%
December 31, 2004	24	$1.56613 to $1.56613	$37	0.00%	0.25% to 0.25%	15.67% to	15.67%

	ProFund VP Money Market Fund
December 31, 2008	3,233	$1.08865 to $1.08865	$3,520	0.81%	0.25% to 0.25%	0.58% to	0.58%
December 31, 2007	2,916	$1.08241 to $1.08241	$3,156	3.69%	0.25% to 0.25%	3.54% to	3.54%
December 31, 2006	2,684	$1.04542 to $1.04542	$2,806	3.57%	0.25% to 0.25%	3.39% to	3.39%
December 31, 2005	1,479	$1.01117 to $1.01117	$1,496	1.80%	0.25% to 0.25%	1.53% to	1.53%
December 31, 2004	1,283	$0.99592 to $0.99592	$1,278	0.06%	0.25% to 0.25%	–0.23% to	–0.23%

	ProFund VP NASDAQ-100 Fund
December 31, 2008	24	$1.07804 to $1.07804	$26	0.00%	0.25% to 0.25%	–42.63% to	–42.63%
December 31, 2007	138	$1.87894 to $1.87894	$260	0.00%	0.25% to 0.25%	17.33% to	17.33%
December 31, 2006	79	$1.60137 to $1.60137	$127	0.00%	0.25% to 0.25%	5.20% to	5.20%
December 31, 2005	47	$1.52217 to $1.52217	$71	0.00%	0.25% to 0.25%	–0.07% to	–0.07%
December 31, 2004	11	$1.52323 to $1.52323	$17	0.00%	0.25% to 0.25%	8.26% to	8.26%

	ProFund VP Pharmaceuticals Fund****
December 31, 2008	0	$0.82097 to $0.82097	$0	1.87%	0.25% to 0.25%	–19.71% to	–19.71%
December 31, 2007	0	$1.02254 to $1.02254	$0	0.22%	0.25% to 0.25%	2.06% to	2.06%
December 31, 2006	0	$1.00191 to $1.00191	$0	0.00%	0.25% to 0.25%	11.90% to	11.90%
December 31, 2005	0	$0.89532 to $0.89532	$0	0.00%	0.25% to 0.25%	–4.04% to	–4.04%
December 31, 2004	0	$0.93304 to $0.93304	$0	0.00%	0.25% to 0.25%	–9.45% to	–9.45%

A82

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Precious Metals Fund****
December 31, 2008	0	$1.63551 to $1.63551	$0	0.18%	0.25% to 0.25%	–30.93% to	–30.93%
December 31, 2007	9	$2.36800 to $2.36800	$21	1.25%	0.25% to 0.25%	22.15% to	22.15%
December 31, 2006	0	$1.93853 to $1.93853	$1	5.21%	0.25% to 0.25%	7.09% to	7.09%
December 31, 2005	25	$1.81017 to $1.81017	$45	0.00%	0.25% to 0.25%	25.98% to	25.98%
December 31, 2004	0	$1.43683 to $1.43683	$0	0.00%	0.25% to 0.25%	–10.14% to	–10.14%

	ProFund VP Real Estate Fund
December 31, 2008	8	$1.08482 to $1.08482	$9	0.00%	0.25% to 0.25%	–41.40% to	–41.40%
December 31, 2007	8	$1.85127 to $1.85127	$15	0.51%	0.25% to 0.25%	–19.81% to	–19.81%
December 31, 2006	24	$2.30871 to $2.30871	$56	0.49%	0.25% to 0.25%	32.16% to	32.16%
December 31, 2005	18	$1.74689 to $1.74689	$31	3.74%	0.25% to 0.25%	6.49% to	6.49%
December 31, 2004	12	$1.64049 to $1.64049	$19	3.22%	0.25% to 0.25%	26.88% to	26.88%

	ProFund VP Rising Rates Opportunity Fund****
December 31, 2008	0	$0.46929 to $0.46929	$0	5.32%	0.25% to 0.25%	–38.13% to	–38.13%
December 31, 2007	0	$0.75847 to $0.75847	$0	0.00%	0.25% to 0.25%	–5.43% to	–5.43%
December 31, 2006	0	$0.80203 to $0.80203	$0	14.41%	0.25% to 0.25%	9.87% to	9.87%
December 31, 2005	2	$0.72996 to $0.72996	$2	0.00%	0.25% to 0.25%	–8.12% to	–8.12%
December 31, 2004	28	$0.79451 to $0.79451	$22	0.00%	0.25% to 0.25%	–11.13% to	–11.13%

	ProFund VP Semiconductor Fund****
December 31, 2008	0	$0.65980 to $0.65980	$0	0.00%	0.25% to 0.25%	–49.92% to	–49.92%
December 31, 2007	0	$1.31750 to $1.31750	$0	0.00%	0.25% to 0.25%	6.81% to	6.81%
December 31, 2006	0	$1.23352 to $1.23352	$0	0.00%	0.25% to 0.25%	–7.32% to	–7.32%
December 31, 2005	0	$1.33091 to $1.33091	$0	0.00%	0.25% to 0.25%	8.38% to	8.38%
December 31, 2004	0	$1.22805 to $1.22805	$0	0.00%	0.25% to 0.25%	–23.74% to	–23.74%

	ProFund VP Short NASDAQ-100 Fund****
December 31, 2008	0	$0.72427 to $0.72427	$0	0.00%	0.25% to 0.25%	47.80% to	47.80%
December 31, 2007	0	$0.49002 to $0.49002	$0	0.00%	0.25% to 0.25%	–11.77% to	–11.77%
December 31, 2006	66	$0.55537 to $0.55537	$37	0.00%	0.25% to 0.25%	–1.63% to	–1.63%
December 31, 2005	31	$0.56456 to $0.56456	$18	0.00%	0.25% to 0.25%	0.55% to	0.55%
December 31, 2004	2,024	$0.56145 to $0.56145	$1,136	0.00%	0.25% to 0.25%	–11.32% to	–11.32%

	ProFund VP Short Small-Cap Fund****
December 31, 2008	0	$0.69346 to $0.69346	$0	0.00%	0.25% to 0.25%	23.78% to	23.78%
December 31, 2007	0	$0.56025 to $0.56025	$0	5.76%	0.25% to 0.25%	4.27% to	4.27%
December 31, 2006	0	$0.53733 to $0.53733	$0	0.08%	0.25% to 0.25%	–12.00% to	–12.00%
December 31, 2005	366	$0.61060 to $0.61060	$223	0.00%	0.25% to 0.25%	–3.16% to	–3.16%
December 31, 2004	97	$0.63054 to $0.63054	$61	0.00%	0.25% to 0.25%	–9.25% to	–9.25%

	ProFund VP Small-Cap Fund
December 31, 2008	22	$1.20821 to $1.20821	$27	0.66%	0.25% to 0.25%	–35.56% to	–35.56%
December 31, 2007	0	$1.87505 to $1.87505	$0	0.00%	0.25% to 0.25%	–2.46% to	–2.46%
December 31, 2006	65	$1.92231 to $1.92231	$125	0.00%	0.25% to 0.25%	14.47% to	14.47%
December 31, 2005	0	$1.67934 to $1.67934	$0	0.00%	0.25% to 0.25%	2.55% to	2.55%
December 31, 2004	3	$1.63751 to $1.63751	$5	0.00%	0.25% to 0.25%	16.45% to	16.45%

	ProFund VP Small-Cap Growth Fund****
December 31, 2008	0	$1.24589 to $1.24589	$0	0.00%	0.25% to 0.25%	–34.19% to	–34.19%
December 31, 2007	0	$1.89322 to $1.89322	$0	0.00%	0.25% to 0.25%	3.80% to	3.80%
December 31, 2006	3	$1.82390 to $1.82390	$6	0.00%	0.25% to 0.25%	8.38% to	8.38%
December 31, 2005	4	$1.68288 to $1.68288	$6	0.00%	0.25% to 0.25%	7.27% to	7.27%
December 31, 2004	15	$1.56876 to $1.56876	$23	0.00%	0.25% to 0.25%	19.50% to	19.50%

	ProFund VP Small-Cap Value Fund****
December 31, 2008	0	$1.24474 to $1.24474	$0	0.00%	0.25% to 0.25%	–30.85% to	–30.85%
December 31, 2007	0	$1.80016 to $1.80016	$0	0.00%	0.25% to 0.25%	–7.45% to	–7.45%
December 31, 2006	0	$1.94513 to $1.94513	$0	0.00%	0.25% to 0.25%	17.14% to	17.14%
December 31, 2005	0	$1.66051 to $1.66051	$0	0.00%	0.25% to 0.25%	3.73% to	3.73%
December 31, 2004	8	$1.60083 to $1.60083	$13	0.00%	0.25% to 0.25%	19.82% to	19.82%

A83

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Technology Fund
December 31, 2008	15	$0.97032 to $0.97032	$15	0.00%	0.25% to 0.25%	–44.49% to	–44.49%
December 31, 2007	5	$1.74811 to $1.74811	$8	0.00%	0.25% to 0.25%	14.13% to	14.13%
December 31, 2006	0	$1.53173 to $1.53173	$0	0.00%	0.25% to 0.25%	7.80% to	7.80%
December 31, 2005	2	$1.42092 to $1.42092	$2	0.78%	0.25% to 0.25%	0.97% to	0.97%
December 31, 2004	0	$1.40729 to $1.40729	$0	0.00%	0.25% to 0.25%	–0.68% to	–0.68%

	ProFund VP Telecommunications Fund
December 31, 2008	5	$1.02437 to $1.02437	$6	7.79%	0.25% to 0.25%	–34.58% to	–34.58%
December 31, 2007	5	$1.56590 to $1.56590	$8	0.32%	0.25% to 0.25%	8.12% to	8.12%
December 31, 2006	5	$1.44828 to $1.44828	$7	0.59%	0.25% to 0.25%	33.95% to	33.95%
December 31, 2005	0	$1.08125 to $1.08125	$0	21.66%	0.25% to 0.25%	–6.88% to	–6.88%
December 31, 2004	9	$1.16118 to $1.16118	$10	4.94%	0.25% to 0.25%	15.27% to	15.27%

	ProFund VP U.S. Government Plus Fund****
December 31, 2008	0	$1.87135 to $1.87135	$0	1.77%	0.25% to 0.25%	49.36% to	49.36%
December 31, 2007	1	$1.25289 to $1.25289	$1	3.71%	0.25% to 0.25%	9.84% to	9.84%
December 31, 2006	1	$1.14061 to $1.14061	$1	3.49%	0.25% to 0.25%	–4.78% to	–4.78%
December 31, 2005	121	$1.19793 to $1.19793	$145	2.23%	0.25% to 0.25%	8.74% to	8.74%
December 31, 2004	102	$1.10166 to $1.10166	$113	0.92%	0.25% to 0.25%	7.90% to	7.90%

	ProFund VP UltraMid-Cap Fund****
December 31, 2008	0	$0.93147 to $0.93147	$0	2.33%	0.25% to 0.25%	–67.56% to	–67.56%
December 31, 2007	0	$2.87113 to $2.87113	$0	0.21%	0.25% to 0.25%	5.70% to	5.70%
December 31, 2006	0	$2.71632 to $2.71632	$0	0.00%	0.25% to 0.25%	10.37% to	10.37%
December 31, 2005	1	$2.46119 to $2.46119	$3	0.00%	0.25% to 0.25%	17.60% to	17.60%
December 31, 2004	11	$2.09283 to $2.09283	$23	0.00%	0.25% to 0.25%	27.38% to	27.38%

	ProFund VP UltraNASDAQ-100 Fund
December 31, 2008	4	$0.73185 to $0.73185	$3	0.00%	0.25% to 0.25%	–72.81% to	–72.81%
December 31, 2007	16	$2.69168 to $2.69168	$42	0.00%	0.25% to 0.25%	28.16% to	28.16%
December 31, 2006	40	$2.10022 to $2.10022	$83	0.00%	0.25% to 0.25%	4.62% to	4.62%
December 31, 2005	34	$2.00741 to $2.00741	$68	0.00%	0.25% to 0.25%	–4.00% to	–4.00%
December 31, 2004	83	$2.09098 to $2.09098	$174	0.00%	0.25% to 0.25%	13.82% to	13.82%

	ProFund VP UltraSmall-Cap Fund****
December 31, 2008	0	$0.93812 to $0.93812	$0	0.00%	0.25% to 0.25%	–66.27% to	–66.27%
December 31, 2007	0	$2.78119 to $2.78119	$0	1.55%	0.25% to 0.25%	–13.39% to	–13.39%
December 31, 2006	0	$3.21134 to $3.21134	$0	0.02%	0.25% to 0.25%	25.69% to	25.69%
December 31, 2005	0	$2.55498 to $2.55498	$0	0.00%	0.25% to 0.25%	–0.46% to	–0.46%
December 31, 2004	9	$2.56686 to $2.56686	$23	0.00%	0.25% to 0.25%	30.74% to	30.74%

	ProFund VP Bull Fund
December 31, 2008	27	$0.99015 to $0.99015	$27	0.00%	0.25% to 0.25%	–37.82% to	–37.82%
December 31, 2007	169	$1.59252 to $1.59252	$268	0.62%	0.25% to 0.25%	3.30% to	3.30%
December 31, 2006	86	$1.54166 to $1.54166	$133	0.12%	0.25% to 0.25%	13.38% to	13.38%
December 31, 2005	60	$1.35979 to $1.35979	$82	0.05%	0.25% to 0.25%	2.47% to	2.47%
December 31, 2004	24	$1.32695 to $1.32695	$31	0.00%	0.25% to 0.25%	8.56% to	8.56%

	ProFund VP Utilities Fund
December 31, 2008	1	$1.63041 to $1.63041	$1	3.29%	0.25% to 0.25%	–30.87% to	–30.87%
December 31, 2007	1	$2.35848 to $2.35848	$1	0.32%	0.25% to 0.25%	15.51% to	15.51%
December 31, 2006	1	$2.04183 to $2.04183	$1	0.04%	0.25% to 0.25%	18.93% to	18.93%
December 31, 2005	0	$1.71689 to $1.71689	$0	0.26%	0.25% to 0.25%	12.78% to	12.78%
December 31, 2004	0	$1.52237 to $1.52237	$0	2.07%	0.25% to 0.25%	20.77% to	20.77%

	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)
December 31, 2008	131	$ 7.71717 to $ 7.71717	$1,008	4.86%	0.10% to 0.10%	–35.11% to	–35.11%
December 31, 2007	95	$11.89316 to $11.89316	$1,126	5.26%	0.10% to 0.10%	–20.02% to	–20.02%
December 31, 2006	32	$14.86960 to $14.86960	$480	0.35%	0.10% to 0.10%	36.60% to	36.60%
December 31, 2005	1	$10.88564 to $10.88564	$13	0.00%	0.10% to 0.10%	8.19% to	8.19%

A84

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AST UBS Dynamic Alpha Portfolio (became available October 17, 2005)
December 31, 2008	57	$ 9.75476 to $ 9.75476	$556	0.29%	0.10% to 0.10%	–17.70% to	–17.70%
December 31, 2007	23	$11.85230 to $11.85230	$273	1.07%	0.10% to 0.10%	1.84% to	1.84%
December 31, 2006	11	$11.63805 to $11.63805	$130	1.17%	0.10% to 0.10%	11.03% to	11.03%
December 31, 2005	0	$10.48192 to $10.48192	$3	0.00%	0.10% to 0.10%	4.73% to	4.73%

	AST DeAm Large-Cap Value Portfolio (became available October 17, 2005)
December 31, 2008	159	$ 8.25207 to $ 8.25207	$1,313	2.34%	0.10% to 0.10%	–37.36% to	–37.36%
December 31, 2007	117	$13.17406 to $13.17406	$1,538	1.34%	0.10% to 0.10%	1.08% to	1.08%
December 31, 2006	53	$13.03370 to $13.03370	$693	0.24%	0.10% to 0.10%	21.60% to	21.60%
December 31, 2005	1	$10.71815 to $10.71815	$6	0.00%	0.10% to 0.10%	6.54% to	6.54%

	AST Neuberger Berman Small-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2008	43	$ 7.87214 to $ 7.87214	$338	0.00%	0.10% to 0.10%	–42.60% to	–42.60%
December 31, 2007	27	$13.71336 to $13.71336	$373	0.00%	0.10% to 0.10%	18.60% to	18.60%
December 31, 2006	14	$11.56299 to $11.56299	$166	0.00%	0.10% to 0.10%	7.65% to	7.65%
December 31, 2005	1	$10.74134 to $10.74134	$6	0.00%	0.10% to 0.10%	7.00% to	7.00%

	AST DeAm Small-Cap Value Portfolio (became available October 17, 2005 and expired July 18, 2008)
December 31, 2008	0	$ 0.00000 to $ 0.00000	$0	2.43%	0.10% to 0.10%	–7.59% to	–7.59%
December 31, 2007	37	$10.24530 to $10.24530	$382	1.18%	0.10% to 0.10%	–17.85% to	–17.85%
December 31, 2006	16	$12.47128 to $12.47128	$198	0.06%	0.10% to 0.10%	19.83% to	19.83%
December 31, 2005	0	$10.40721 to $10.40721	$1	0.00%	0.10% to 0.10%	4.07% to	4.07%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)
December 31, 2008	70	$ 7.73785 to $ 7.73785	$543	0.00%	0.10% to 0.10%	–44.15% to	–44.15%
December 31, 2007	46	$13.85377 to $13.85377	$632	0.00%	0.10% to 0.10%	11.10% to	11.10%
December 31, 2006	16	$12.46956 to $12.46956	$193	0.00%	0.10% to 0.10%	12.80% to	12.80%
December 31, 2005	0	$11.05474 to $11.05474	$2	0.00%	0.10% to 0.10%	10.55% to	10.55%

	AST Small-Cap Value Portfolio (became available October 17, 2005)
December 31, 2008	181	$ 8.43205 to $ 8.43205	$1,522	1.12%	0.10% to 0.10%	–29.79% to	–29.79%
December 31, 2007	90	$12.00890 to $12.00890	$1,081	1.22%	0.10% to 0.10%	–5.70% to	–5.70%
December 31, 2006	39	$12.73508 to $12.73508	$498	0.16%	0.10% to 0.10%	19.92% to	19.92%
December 31, 2005	3	$10.61923 to $10.61923	$27	0.00%	0.10% to 0.10%	6.27% to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2008	107	$ 7.93227 to $ 7.93227	$849	0.00%	0.10% to 0.10%	–40.85% to	–40.85%
December 31, 2007	72	$13.41062 to $13.41062	$959	0.00%	0.10% to 0.10%	19.23% to	19.23%
December 31, 2006	18	$11.24783 to $11.24783	$198	0.00%	0.10% to 0.10%	6.17% to	6.17%
December 31, 2005	1	$10.59405 to $10.59405	$9	0.00%	0.10% to 0.10%	5.46% to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)
December 31, 2008	733	$ 6.09083 to $ 7.43832	$4,942	0.47%	0.00% to 0.90%	–43.71% to	–39.37%
December 31, 2007	140	$13.21537 to $13.21537	$1,854	0.22%	0.10% to 0.10%	14.85% to	14.85%
December 31, 2006	99	$11.50673 to $11.50673	$1,139	0.01%	0.10% to 0.10%	7.13% to	7.13%
December 31, 2005	0	$10.74095 to $10.74095	$5	0.00%	0.10% to 0.10%	7.17% to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)
December 31, 2008	31	$ 8.48930 to $ 8.48930	$260	0.26%	0.10% to 0.10%	–36.37% to	–36.37%
December 31, 2007	20	$13.34068 to $13.34068	$268	0.04%	0.10% to 0.10%	14.99% to	14.99%
December 31, 2006	7	$11.60124 to $11.60124	$77	0.00%	0.10% to 0.10%	9.55% to	9.55%
December 31, 2005	0	$10.58963 to $10.58963	$3	0.00%	0.10% to 0.10%	5.51% to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2008	41	$ 8.63751 to $ 8.63751	$354	0.00%	0.10% to 0.10%	–43.24% to	–43.24%
December 31, 2007	61	$15.21710 to $15.21710	$927	0.00%	0.10% to 0.10%	22.08% to	22.08%
December 31, 2006	32	$12.46468 to $12.46468	$404	0.00%	0.10% to 0.10%	13.94% to	13.94%
December 31, 2005	0	$10.93943 to $10.93943	$4	0.00%	0.10% to 0.10%	8.59% to	8.59%

A85

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest – Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)
December 31, 2008	47	$11.25675 to $11.25675	$532	4.20%	0.10% to 0.10%	1.01% to	1.01%
December 31, 2007	16	$11.14366 to $11.14366	$177	6.08%	0.10% to 0.10%	6.69% to	6.69%
December 31, 2006	8	$10.44481 to $10.44481	$82	0.58%	0.10% to 0.10%	3.72% to	3.72%
December 31, 2005	0	$10.07052 to $10.07052	$1	0.00%	0.10% to 0.10%	0.71% to	0.71%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)
December 31, 2008	481	$ 8.97298 to $ 8.97298	$4,312	0.61%	0.10% to 0.10%	–50.03% to	–50.03%
December 31, 2007	340	$17.95833 to $17.95833	$6,107	0.75%	0.10% to 0.10%	40.37% to	40.37%
December 31, 2006	176	$12.79360 to $12.79360	$2,247	0.13%	0.10% to 0.10%	15.75% to	15.75%
December 31, 2005	13	$11.05306 to $11.05306	$143	0.00%	0.10% to 0.10%	9.35% to	9.35%

	AST MFS Global Equity Portfolio (became available October 17, 2005)
December 31, 2008	46	$ 9.40407 to $ 9.40407	$428	1.18%	0.10% to 0.10%	–34.05% to	–34.05%
December 31, 2007	34	$14.26042 to $14.26042	$489	3.00%	0.10% to 0.10%	9.29% to	9.29%
December 31, 2006	7	$13.04794 to $13.04794	$94	0.17%	0.10% to 0.10%	24.18% to	24.18%
December 31, 2005	0	$10.50746 to $10.50746	$1	0.00%	0.10% to 0.10%	5.50% to	5.50%

	AST JPMorgan International Equity Portfolio (became available October 17, 2005)
December 31, 2008	195	$ 8.32902 to $ 8.32902	$1,623	2.51%	0.10% to 0.10%	–41.44% to	–41.44%
December 31, 2007	132	$14.22255 to $14.22255	$1,881	1.91%	0.10% to 0.10%	9.33% to	9.33%
December 31, 2006	60	$13.00880 to $13.00880	$779	0.50%	0.10% to 0.10%	22.67% to	22.67%
December 31, 2005	4	$10.60464 to $10.60464	$42	0.00%	0.10% to 0.10%	7.06% to	7.06%

	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)
December 31, 2008	87	$11.27158 to $11.27158	$979	4.76%	0.10% to 0.10%	–2.53% to	–2.53%
December 31, 2007	54	$11.56442 to $11.56442	$625	3.86%	0.10% to 0.10%	9.54% to	9.54%
December 31, 2006	25	$10.55767 to $10.55767	$264	0.44%	0.10% to 0.10%	6.17% to	6.17%
December 31, 2005	2	$ 9.94454 to $ 9.94454	$17	0.00%	0.10% to 0.10%	–0.29% to	–0.29%

	Prudential Jennison 20/20 Focus Portfolio**** (became available May 1, 2008)
December 31, 2008	45	$ 6.13465 to $ 6.13876	$273	0.04%	0.00% to 0.10%	–39.76% to	–39.72%

	AST T. Rowe Price Large-Cap Growth Portfolio**** (became available May 1, 2008)
December 31, 2008	1,282	$ 6.25402 to $ 6.29182	$8,054	0.13%	0.00% to 0.90%	–38.57% to	–38.20%

	AST Large-Cap Value Portfolio**** (became available May 1, 2008)
December 31, 2008	1,506	$ 6.13644 to $ 6.17356	$9,283	1.68%	0.00% to 0.90%	–39.72% to	–39.36%

	AST Small-Cap Growth Portfolio**** (became available May 1, 2008)
December 31, 2008	848	$ 6.78407 to $ 6.82518	$5,780	0.00%	0.00% to 0.90%	–33.14% to	–32.73%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio - Service Shares**** (became available May 1, 2008)
December 31, 2008	1	$ 6.31123 to $ 6.31123	$6	3.53%	0.10% to 0.10%	–38.47% to	–38.47%

	American Century VP Mid Cap Value Fund - Class 1 Shares**** (became available May 1, 2008)
December 31, 2008	6	$ 7.68954 to $ 7.69471	$46	0.00%	0.00% to 0.10%	–24.65% to	–24.60%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares**** (became available May 1, 2008)
December 31, 2008	6	$ 6.50477 to $ 6.50919	$36	0.00%	0.00% to 0.10%	–35.75% to	–35.71%

	The Dreyfus Socially Responsible Growth Fund - Service Shares**** (became available May 1, 2008)
December 31, 2008	2	$ 6.94043 to $ 6.94043	$14	0.00%	0.10% to 0.10%	–31.73% to	–31.73%

	Dreyfus MidCap Stock Portfolio - Service Shares**** (became available May 1, 2008)
December 31, 2008	0	$ 6.08622 to $ 6.08622	$2	0.00%	0.10% to 0.10%	–40.03% to	–40.03%

	MFS Utilities Series - Initial Class**** (became available May 1, 2008)
December 31, 2008	20	$ 6.39575 to $ 6.40002	$125	0.00%	0.00% to 0.10%	–36.47% to	–36.42%

A86

Note 7:	Financial Highlights (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31,2008 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****Represents a fund containing less than 1,000 units and $1,000 in net assets.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVULII contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVULII, VULII, PROSEL, MPVUL and ENVUL contracts. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

C. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVULII contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units. The deferred sales charge is assessed through the redemption of units.

A87

Note 7:	Financial Highlights (Continued)

D. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVULII, VULII, PROSEL, MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVULII contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

Note 8:	Other

Contract owner net payments — represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans — represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest — represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits — are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options — are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

A89

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2008 and 2007 (in thousands, except share amounts)

	2008	2007
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008 - $4,865,526; 2007 - $4,470,186)	$4,544,162	$4,509,969
Equity securities available for sale, at fair value (amortized cost, 2008 - $28,015; 2007: $28,037)	16,872	30,107
Trading account assets	9,967	1,164
Policy loans	1,001,518	961,054
Short term investments	76,195	119,606
Commercial loans	881,638	745,223
Other long term investments	86,833	53,288

Total investments	6,617,185	6,420,411
Cash and cash equivalents	595,045	92,964
Deferred policy acquisition costs	2,602,085	2,174,315
Accrued investment income	79,161	73,968
Reinsurance recoverables	3,043,662	1,599,910
Receivables from parent and affiliates	190,576	155,990
Deferred sales inducements	269,310	215,057
Other assets	24,005	15,932
Separate account assets	17,574,530	24,609,488

TOTAL ASSETS	$30,995,559	$35,358,035

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$6,322,008	$5,076,654
Future policy benefits and other policyholder liabilities	3,518,081	2,175,326
Cash collateral for loaned securities	109,342	142,680
Securities sold under agreement to repurchase	44,371	272,803
Income taxes payable	477,591	484,107
Short term debt to affiliates	100	55,863
Payables to parent and affiliates	75,653	60,207
Other liabilities	146,142	207,491
Separate account liabilities	17,574,530	24,609,488

Total liabilities	$28,267,818	$33,084,619

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	815,664	455,664
Retained earnings	2,046,712	1,797,387
Accumulated other comprehensive income	(137,135)	17,865

Total stockholder’s equity	2,727,741	2,273,416

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$30,995,559	$35,358,035

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
REVENUES

Premiums	$76,794	$61,469	$43,516
Policy charges and fee income	686,149	688,477	547,693
Net investment income	363,751	381,394	401,436
Realized investment gains/(losses), net	206,206	(20,683)	(62,749)
Asset administration fees	24,903	24,439	18,338
Other income	28,783	24,928	18,207

Total revenues	1,386,586	1,160,024	966,441

BENEFITS AND EXPENSES

Policyholders’ benefits	339,148	111,034	120,049
Interest credited to policyholders’ account balances	213,371	208,768	212,288
General, administrative and other expenses	519,738	528,476	308,850

Total benefits and expenses	1,072,257	848,278	641,187

Income from operations before income taxes	314,329	311,746	325,254

Income taxes:
Current	(126,180)	8,570	89,034
Deferred	191,184	55,842	(26,572)

Total income tax expense	65,004	64,412	62,462

NET INCOME	249,325	247,334	262,792

Change in net unrealized investment (losses)/gains and changes in foreign currency translation, net of taxes	(155,000)	(7,397)	6,662

COMPREHENSIVE INCOME	$94,325	$239,937	$269,454

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains(Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2006	$2,500	$454,670	$1,590,441	$—	$18,600	$18,600	$2,066,211

Net income	—	—	262,792	—	—	—	262,792

Stock-based compensation programs	—	(1)	—	—	—	—	(1)

Contributed Capital	—	(142)	—	—	—	—	(142)

Change in foreign currency translation adjustments, net of taxes	—	—	—	167	—	167	167

Change in net unrealized investment gains, net of taxes	—	—	—	—	6,495	6,495	6,495

Balance, December 31, 2006	$2,500	$454,527	$1,853,233	$167	$25,095	$25,262	$2,335,522

Net income			247,334				247,334

Contributed Capital	—	1,137	—	—	—	—	1,137

Dividend to Parent	—	—	(300,000)	—	—	—	(300,000)

Cumulative effect of changes in accounting principles, net of taxes	—	—	(3,180)	—	—	—	(3,180)

Change in foreign currency translation adjustments, net of taxes	—	—	—	462	—	462	462

Change in net unrealized investment (losses), net of taxes	—	—	—	—	(7,859)	(7,859)	(7,859)

Balance, December 31, 2007	$2,500	$455,664	$1,797,387	$629	$17,236	$17,865	$2,273,416

Net income			249,325				249,325

Contributed Capital	—	360,000	—	—	—	—	360,000

Change in foreign currency translation adjustments, net of taxes	—	—	—	(477)	—	(477)	(477)

Change in net unrealized investment (losses), net of taxes	—	—	—	—	(154,523)	(154,523)	(154,523)

Balance, December 31, 2008	$2,500	$815,664	$2,046,712	$152	$(137,287)	$(137,135)	$2,727,741

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$249,325	$247,334	$262,792
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(207,498)	(212,764)	(106,310)
Interest credited to policyholders’ account balances	213,371	208,768	212,288
Realized investment (gains)/losses, net	(206,206)	20,683	62,749
Amortization and other non-cash items	(5,505)	(1,786)	8,292
Change in:
Future policy benefits and other insurance liabilities	1,331,959	410,521	318,680
Reinsurance recoverable	(1,104,127)	(378,931)	(275,898)
Accrued investment income	(5,193)	(379)	21,415
Receivables from parent and affiliates	(30,500)	(12,663)	3,427
Payables to parent and affiliates	15,446	30,780	6,981
Deferred policy acquisition costs	(163,154)	(204,979)	(306,973)
Income taxes payable	76,532	34,505	16,744
Deferred sales inducements	(54,253)	(33,879)	(43,566)
Other, net	(121,669)	(131,522)	17,464

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	(11,472)	(24,312)	198,085

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,485,142	2,051,195	5,267,761
Policy loans	110,856	105,043	99,553
Commercial loans	20,553	30,954	52,131
Equity securities	(47)	541	1,873
Payments for the purchase of:
Fixed maturities available for sale	(2,019,688)	(1,668,443)	(4,060,433)
Policy loans	(109,096)	(110,683)	(96,587)
Commercial loans	(126,892)	(269,135)	(292,232)
Notes receivable from parent and affiliates, net	(8,687)	(34,801)	(28,465)
Other long term investments, net	(18,146)	(34,930)	(19,230)
Short term investments, net	43,490	(22,550)	16,691

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	(622,515)	47,191	941,062

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	3,180,720	3,057,251	2,716,760
Policyholders’ account withdrawals	(2,084,535)	(3,464,702)	(3,128,127)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(261,770)	267,275	(278,026)
Dividend to parent	—	(300,000)	—
Contributed capital	360,000	—	—
Net change in financing arrangements (maturities 90 days or less)	(58,347)	25,062	(122,565)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	1,136,068	(415,114)	(811,958)

Net increase (decrease) in cash and cash equivalents	502,081	(392,235)	327,189
Cash and cash equivalents, beginning of year	92,964	485,199	158,010

CASH AND CASH EQUIVALENTS, END OF YEAR	$595,045	$92,964	$485,199

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (refunded) paid	$(11,525)	$29,905	$45,715

Interest paid	$573	$590	$2,788

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company, or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13 to the Consolidated Financial Statements.

The Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company see Note 13 to the Consolidated Financial Statements. All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Trading account assets, includes invested assets that support certain products, which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in “Realized investment (losses), net.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on and other loans, fair value changes on commercial mortgage loans carried at fair value, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. We continue to derive our future rate of return assumptions using a reversion to the mean approach, a common industry practice. Under this approach, we consider actual returns over a period of time and initially adjust future projected returns so that the assets grow at the expected rate of return for the entire period. However, beginning in the fourth quarter of 2008, the projected future rate of return calculated using the reversion to the mean approach was greater than 10.9% on variable life products and 10.5% on variable annuity products, our maximum future rate of return assumption. As a result, we utilized the maximum future rate of return, thereby limiting the impact of the reversion to the mean, and further decreasing our estimate of total gross profits. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the initial level premium period for Term Elite/Essential business issued before April 2005 and 30 years for the business sold since April 2005.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Consolidated Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder’s account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ account balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future policy benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns.

Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8, and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded within “Other long term investments,” in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 derivatives qualifying for hedge accounting were not material.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount that is more likely than not to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company has adopted this guidance effective January 1, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

could change current practices in determining fair value. The Company has adopted this guidance effective January 1, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$147,879	$7,848	$101	$155,626

Obligations of U.S. States, and political subdivisions	114,375	3,449	352	117,472

Foreign government bonds	30,633	3,156	204	33,585

Asset-backed securities(1)	696,441	14,357	83,242	627,556

Commercial mortgage-backed securities	525,257	193	88,187	437,263

Residential mortgage-backed securities(2)	692,082	29,970	3,868	718,184

Corporate securities	2,658,859	25,771	230,154	2,454,476

Total fixed maturities, available for sale	$4,865,526	$84,744	$406,108	$4,544,162

Equity securities, available for sale	$28,015	$11	$11,154	$16,872

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$123,058	$1,923	$—	$124,981

Obligations of U.S. States, and political subdivisions	121,405	3,445	125	124,725

Foreign government bonds	40,632	5,447	—	46,079

Asset-backed securities	665,332	3,291	22,666	645,957

Commercial mortgage-backed securities	507,596	6,242	699	513,139

Residential mortgage-backed securities	550,536	12,669	480	562,725

Corporate securities	2,461,627	52,496	21,760	2,492,363

Total fixed maturities, available for sale	$4,470,186	$85,513	$45,730	$4,509,969

Equity securities, available for sale	$28,037	$2,072	$2	$30,107

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2008 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$311,600	$310,516
Due after one year through five years	1,408,878	1,344,350
Due after five years through ten years	847,918	754,258
Due after ten years	383,350	352,033
Residential mortgage-backed securities	692,082	718,185
Commercial mortgage-backed securities	525,257	437,263
Asset-backed securities	696,441	627,557

Total	$4,865,526	$4,544,162

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Proceeds from the sale of fixed maturities available for sale during 2008, 2007, and 2006, were $1,070 million, $1,488 million, and $4,378 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2008, 2007, and 2006, were $416 million, $554 million, and $781 million, respectively. Gross gains of $14 million, $14 million, and $16 million and gross losses of $7 million, $6 million, and $74 million were realized on those sales during 2008, 2007, and 2006, respectively.

Other Long term Investments and Trading Account Assets

The following table provides information relating to other long term investments and trading account assets as of December 31:

	2008	2007
	(in thousands)
Company’s investment in Separate accounts	$41,982	$46,028
Joint ventures and limited partnerships	39,671	27,757
Derivatives	5,180	(20,497)

Total other long- term investments	$86,833	$53,288

Trading account assets	$9,967	$1,164

The Company’s share of net income from the joint ventures was $2.8 million, $2.0 million, and $0.4 million for each of the years ended December 31, 2008, 2007, and 2006, respectively, and is reported in “Net investment income.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$269,498	$283,526	$322,832
Policy loans	53,073	50,776	48,493
Commercial loans	49,786	37,174	22,662
Short term investments and cash equivalents	10,142	25,064	25,564
Other	(1,181)	7,213	7,258

Gross investment income	381,318	403,753	426,809
Less: investment expenses	(17,567)	(22,359)	(25,373)

Net investment income	$363,751	$381,394	$401,436

Realized investment gains/ (losses), net including charges for other than temporary impairments, for the years ended December 31, were from the following sources:

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$(50,358)	$5,159	$(59,482)
Derivatives	260,027	(24,926)	(2,437)
Commercial loans	(3,656)	(1,077)	(1,168)
Equity securities, available for sale	(22)	159	340
Other	215	2	(2)

Realized investment (losses)/gains, net	$206,206	$(20,683)	$(62,749)

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2008, 2007 and 2006 were $58 million, $3 million, and $1 million, respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2008		2007
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage loans by property type
Industrial buildings	$199,366	22.6%	$178,873	23.9%
Retail stores	163,289	18.5%	119,528	15.9%
Apartment complexes	147,744	16.8%	129,559	17.3%
Office buildings	159,606	18.1%	131,557	17.5%
Agricultural properties	66,518	7.5%	67,049	8.9%
Other	145,198	16.5%	123,174	16.5%

Total collateralized loans	881,721	100.0%	749,740	100.0%

Valuation allowance	(8,173)		(4,517)

Total net collateralized loans	873,548		745,223

Total other uncollaterized loans	8,090		—
Total commercial loans and other loans	$881,638		$745,223

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (12%) at December 31, 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2008	2007	2006
	(in thousands)
Allowance for losses, beginning of year	$4,517	$3,438	$2,270
Addition of allowance for losses	3,656	1,079	1,168

Allowance for losses, end of year	$8,173	$4,517	$3,438

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss), net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, January 1, 2006	$47,049	$(27,544)	$10,105	$(11,010)	$18,600
Net investment gains on investments arising during the period	76,107	—	—	(27,198)	48,909

Reclassification adjustment for gains included in net income	(59,142)	—	—	20,700	(38,442)

Impact of net unrealized investment (losses) on deferred policy acquisition costs	—	(10,546)	—	3,691	(6,855)

Impact of net unrealized investment losses on Policyholders’ account balances	—	—	4,435	(1,552)	2,883

Balance, December 31, 2006	$64,014	$(38,090)	$14,540	$(15,369)	$25,095

Net investment (losses) on investments arising during the period	(25,373)	—	—	8,279	(17,094)

Reclassification adjustment for (losses) included in net income	5,319	—	—	(1,862)	3,457

Impact of net unrealized investment gains on deferred policy acquisition costs	—	13,071	—	(4,575)	8,496

Impact of net unrealized investment gains on Policyholders’ account balances	—	—	(4,182)	1,464	(2,718)

Balance, December 31, 2007	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Net investment (losses) on investments arising during the period	(325,480)	—	—	113,648	(211,832)

Reclassification adjustment for (losses) included in net income	(50,380)	—	—	17,633	(32,747)

Impact of net unrealized investment gains on deferred policy acquisition costs	—	264,616	—	(92,616)	172,000

Impact of net unrealized investment gains on policyholders’ account balances	—	—	(126,068)	44,124	(81,944)

Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains/(losses) on investments by asset class at December 31,

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$(321,364)	$39,782	$60,760
Other long term investments	(10,536)	4,178	3,254

Unrealized gains/losses on investments	$(331,900)	$43,960	$64,014

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2008

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$22,796	$101	$—	$—	$22,796	$101
Obligations of U.S. States, and political subdivisions	23,989	352			23,989	352
Foreign government bonds	4,891	204	—	—	4,891	204
Corporate securities	1,467,078	154,683	258,113	75,471	1,725,191	230,154
Residential mortgage-backed securities	13,575	1,446	9,732	2,422	23,307	3,868
Commercial mortgage-backed securities	321,414	55,557	111,996	32,630	433,410	88,187
Asset-backed securities	425,154	54,640	111,181	28,602	536,335	83,242

Total fixed maturities, available for sale	$2,278,897	$266,983	$491,022	$139,125	$2,769,919	$406,108

Equity Securities, available for sale: 2008	$15,842	$11,154	—	—	$15,842	$11,154

Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$122,706	$—	$350	$—	$123,056	$—
Obligations of U.S. States, and political subdivisions	118,724	11	2,557	113	121,281	124
Foreign government bonds	40,632	—	—	—	40,632	—
Corporate securities	2,096,194	11,824	343,673	9,937	2,439,867	21,761
Residential mortgage-backed securities	529,566	60	20,489	420	550,055	480
Commercial mortgage-backed securities	499,449	696	7,448	4	506,897	700
Asset-backed securities	477,664	18,395	165,002	4,272	642,666	22,667

Total fixed maturities, available for sale	$3,884,935	$30,986	$539,519	$14,746	$4,424,454	$45,732

Equity securities, available for sale: 2007	$28,035	$2	—	—	$28,035	$2

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $417 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $139 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $46 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $15 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2008 and 2007, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $152 million and $408 million, respectively.

Fixed maturities of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Balance, beginning of year	$2,174,315	$1,959,431	$1,663,003
Capitalization of commissions, sales and issue expenses	471,771	490,422	383,410
Amortization	(308,617)	(285,443)	(76,436)
Change in unrealized investment gains/(losses)	264,616	13,071	(10,546)
Impact of adoption of SOP 05-1	—	(3,166)	—

Balance, end of year	$2,602,085	$2,174,315	$1,959,431

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $126 million, $123 million and $85 million in 2008, 2007 and 2006 respectively. Amortization amounted to $22 million, $16 million and $16 million in 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2008	2007
	(in thousands)
Life insurance – domestic	$1,757,415	$1,390,687
Life insurance – Taiwan	701,160	650,384
Individual and group annuities	51,366	49,625
Policy claims and other contract liabilities	1,008,140	84,630

Total future policy benefits	$3,518,081	$2,175,326

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 20.02% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 1.17% to 6.08%.

Policyholders’ account balances at December 31, are as follows:

	2008	2007
	(in thousands)
Interest-sensitive life contracts	$3,689,624	$3,244,881
Individual annuities	2,085,002	1,348,884
Guaranteed interest accounts	272,934	245,156
Dividend accumulations and other	274,448	237,733

Total policyholders’ account balances	$6,322,008	$5,076,654

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 4.00% to 6.60% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 11.00%, with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company “PARCC”, Universal Prudential Arizona Reinsurance Captive “UPARC” and Pruco Reinsurance, Ltd. “Pruco Re”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven (“HD7”) and Spousal Highest Daily Lifetime Seven (“SHD7”) benefit features sold on certain of its annuities. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option (“HD GRO”) benefit feature sold on certain of its annuities.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit (“LT5”) feature sold on certain of its annuities. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on certain new business with issue dates from March 15, 2005 to May 5, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold from March 15, 2005 to May 5, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Gross premiums and policy charges and fee income	$1,717,526	$1,604,200	$1,279,125
Reinsurance ceded	(954,583)	(854,254)	(687,916)

Net premiums and policy charges and fee income	762,943	749,946	591,209

Policyholders’ benefits ceded	$496,280	$434,522	$362,945

Realized capital gains ceded, net	$1,059,476	$35,557	$16,100

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

In 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods.

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2008	2007
	(in thousands)
Domestic life insurance – affiliated	$2,340,962	$947,616
Domestic life insurance – unaffiliated	1,540	1,910
Taiwan life insurance – affiliated	701,160	650,384

	$3,043,662	$1,599,910

Substantially all reinsurance contracts are with affiliates as of December 31, 2008 and 2007. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in-force at December 31, were as follows:

	2008	2007	2006
	(in thousands)
Gross life insurance in-force	$450,675,048	$388,072,515	$307,804,610
Reinsurance Ceded	(405,820,776)	(346,204,265)	(271,758,791)

Net life insurance in-force	$44,854,272	$41,868,250	$36,045,819

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Current tax (benefit) expense:
U.S.	$(126,180)	$8,570	$89,030
Foreign	—	—	4

Total	(126,180)	8,570	89,034

Deferred tax expense (benefit):
U.S.	191,184	55,842	(26,572)

Total	191,184	55,842	(26,572)

Total income tax expense on income from operations	$65,004	$64,412	$62,462
Other comprehensive (loss) income	(83,046)	(3,062)	4,454
Cumulative effect of changes in accounting policy	—	(693)	—

Total income tax expense on income from operations	$(18,042)	$60,657	$66,916

The Company’s income (loss) from continuing operations before income taxes includes income from domestic operations of $314.3 million, $311.7 million and $325.2 million, and no income from foreign operations for the years ended December 31, 2008, 2007 and 2006, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2008	2007	2006
	(in thousands)
Expected federal income tax expense	$110,015	$109,111	$113,839
Non taxable investment income	(43,914)	(45,952)	(47,030)
Tax credits	(4,974)	(5,203)	(7,770)
Other	3,877	6,456	3,423

Total income tax expense on income from operations	$65,004	$64,412	$62,462

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in thousands)
Deferred tax assets
Insurance reserves	$202,239	$124,182
Net unrealized losses on securities	113,853	—
Investments	—	15,371
Other	30,506	10,147

Deferred tax assets	346,598	149,700

Deferred tax liabilities
Deferred acquisition costs	710,583	582,578
Investments	195,900	—
Net unrealized gains on securities	—	17,801
Other	575	1,643

Deferred tax liabilities	907,058	602,022

Net deferred tax liability	$560,460	$452,322

As of December 31, 2008, the Company had no ordinary or capital losses or tax credits that are attributable to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008, 2007 and 2006.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of January 1, 2007	$45,118	$6,608	$51,726

(Decreases) in unrecognized tax benefits taken in a prior period	0	(826)	(826)

Increases in unrecognized tax benefits taken in a prior period	0	0	0

Amounts as of December 31, 2007	$45,118	$5,782	$50,900

Increases in unrecognized tax benefits taken in a prior period	0	297	297

(Decreases) in unrecognized tax benefits taken in a prior period	0	0	0

Amount as of December 31, 2008	$45,118	$6,079	$51,197

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$45,118	$0	$45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$45,118	$0	$45,118

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company recognized $1.2 and $0.7 million in the statement of operations during 2008 and 2007, respectively and recognized $6.0 and $4.8 million in liabilities in the statement of financial position in 2008 and 2007 respectively, for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, or IRS, or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

In December 2006, the IRS completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods. The company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007
Variable Annuity Contracts	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	( in thousands)		( in thousands)
Return of net deposits
Account value	$4,851,040	N/A	$4,997,756	N/A
Net amount at risk	$812,387	N/A	$4,104	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$7,786,709	$6,509,124	$11,355,802	$7,028,798
Net amount at risk	$3,648,143	$1,288,590	$739,233	$59,013
Average attained age of contractholders	66 years	62 years	65 years	61 years
Average period remaining until earliest expected annuitization	N/A	3.2 years	N/A	6 years
(1) Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$205,546	$206.669	$204,459	$202,853

	December 31, 2008	December 31, 2007
Variable Life, Variable Universal Life and Universal Life Contracts	In the Event of Death
	(in thousands)
No Lapse Guarantees
Separate account value	$1,602,802	$2,194,765
General account value	$1,216,324	$976,679
Net amount at risk	$45,408,328	$43,309,645
Average attained age of contractholders	50 years	48 years

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007
	(in thousands)
Equity funds	$5,241,841	$9,126,548
Bond funds	1,281,743	590,295
Balanced funds	3,413,707	4,763,978
Money market funds	481,372	328,323
Specialty funds	66,501	136,383

Total	$10,485,164	$14,945,527

In addition to the above mentioned amounts invested in separate account investment options, $2.153 billion and $1.408 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2008 and 2007, respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133 and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB- GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life, & Universal Life	Variable Annuity
	(in thousands)
Balance as of January 1, 2006	$40,194	$12,001	$12,366	$(1,370)	$63,191

Incurred guarantee benefits (1)	17,157	15,475	5,370	(6,966)	31,036

Paid guarantee benefits	(14,729)	(1,050)	—	—	(15,779)

Balance as of December 31, 2006	$42,622	$26,426	$17,736	$(8,336)	$78,448
Incurred guarantee benefits (1)	4,247	28,758	(8,831)	43,569	67,743
Paid guarantee benefits	(11,198)	—	—	—	(11,198)

Balance as of December 31, 2007	$35,671	$55,184	$8,905	$35,233	$134,993
Incurred guarantee benefits (1)	162,244	32,311	32,112	759,407	986,074
Paid guarantee benefits	(35,346)	(756)	—	—	(36,102)

Balance as of December 31, 2008	$162,569	$86,739	$41,017	$794,640	$1,084,965

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The Company’s GMAB feature (HD GRO) includes an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributed to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging , such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2008	2007	2006
	(in thousands)
Balance, beginning of year	$215,057	$182,578	$139,012
Capitalization	71,899	57,253	57,302
Amortization	(17,646)	(24,774)	(13,736)

Balance, end of year	$269,310	$215,057	$182,578

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $(566) million, $61 million, and $499 million for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory surplus of the Company amounted to $601 million and $773 million at December 31, 2008 and 2007, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2009 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006 and 2008, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company’s derivative positions are classified within Level 2 in the fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most derivatives, including interest rate swaps,cross currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantionaly all of the company’s derivative contracts are transacted with an affiliate. In instances where the company transacts with unaffiliated counterparty’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Other long-term investments carried at fair value include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities and equity securities), as well as wholly-owned real estate held within other investment funds.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities (including certain asset-backed securities), certain highly structured over-the-counter derivative contracts, certain commercial loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale	$—	$4,479,986	$64,176	$4,544,162
Other trading account assets	—	8,878	1,089	9,967
Equity securities, available for sale	181	15,723	968	16,872
Other long-term investments	—	22,347	(17,167)	5,180
Short-term investments	26,691	49,504	—	76,195
Cash and cash equivalents	—	594,262	—	594,262
Other assets	—	13,699	1,157,884	1,171,583

Sub-total excluding separate account assets	26,872	5,184,399	1,206,950	6,418,221

Separate account assets (1)	11,109,765	6,310,449	154,316	17,574,530

Total assets	$11,136,637	$11,494,848	$1,361,266	$23,992,751

Future policy benefits	—	—	794,640	794,640

Total liabilities	$—	$—	$794,640	$794,640

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the twelve months ended December 31, 2008, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Twelve Months Ended December 31, 2008
	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Trading Account Assets	Other Long- term Investments
	(in thousands)
Fair value, beginning of period	$107,063	$4,703	$1,164	$(4,768)
Total gains or (losses) (realized/unrealized):	—	—	—	—
Included in earnings:	—	—	—	—
Realized investment gains (losses), net	(7,165)	(19)	—	(12,399)
Asset administration fees and other income	—	—	(75)	—
Interest credited to policyholder account	—	—	—	—
Included in other comprehensive income (loss)	(20,006)	(2,365)	—	—
Net investment income	(329)	—	—	—
Purchases, sales, issuances, and settlements	41,319	—	—	—
Transfers into (out of) Level 3 (2)	(56,706)	(1,351)	—	—

Fair value, end of period	$64,176	$968	$1,089	$(17,167)

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(5,390)	$(19)	$—	$(12,394)
Asset management fees and other income	$—	$—	$(75)	$—
Interest credited to policyholder account	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(20,261)	$(2,366)	$—	$—

	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$48,024	$172,226	$(35,232)
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	1,066,865	—	(739,407)
Asset administration fees and other income	—	—	—
Interest credited to policyholder account	—	(36,648)	—
Included in other comprehensive income	(1,393)	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	17,899	18,738	(20,001)
Transfers into (out of) Level 3 (2)	26,489	—	—
Other	—	—	—

Fair value, end of period	$1,157,884	$154,316	$(794,640)

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$1,067,417	$—	$(739,961)
Asset administration fees and other income	$—	$—	$—
Interest credited to policyholder account	$—	$(36,648)	$—
Included in other comprehensive income (loss)	$(1,393)	$—	$—

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.
(2)	Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.

Transfers – Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $56.706 million during the twelve months ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates which are commonly viewed as being consistent with the Company’s claims paying ratings. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the estimated to be amount payable to the customer as of the reporting date, which is generally the carrying value.

	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:

Commercial mortgage loans	$881,638	$776,059	$745,223	$750,581
Policy loans	$1,001,518	$1,297,852	$961,054	$1,079,129

Financial liabilities:

Investment contracts	$393,998	$396,778	$363,730	$363,730

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008
NAIC Designation (1)	Rating Agency Equivalent	First to Default Basket		Total
		Notional	Fair Value	Notional	Fair Value
1	Aaa, Aa, A	$4.5	$(.5)	$4.7	$(.5)
2	Baa	92	(15.5)	92	(15.5)

	Subtotal Investment Grade	96.5	(16)	96.7	(16)
3	Ba	1.3	(.1)	1.3	(.1)
4	B	—	—	—	—
5	C and lower	6.2	(1.0)	6	(1.0)
6	In or near default	—	—	—	—

Total		$104	$(17.1)	$104	$(17.1)

		December 31, 2007
NAIC Designation (1)	Rating Agency Equivalent	First to Default Basket		Total
		Notional	Fair Value	Notional	Fair Value
1	Aaa, Aa, A	$49	$(1.2)	$49	$(1.2)
2	Baa	52.5	(3.3)	52.5	(3.3)

	Subtotal Investment Grade	101.5	(4.5)	101.5	(4.5)
3	Ba	1.8	(.1)	1.8	(.1)
4	B	—	—	—	—
5	C and lower	1.7	(.2)	1.7	(.2)
6	In or near default	—	—	—	—

Total		$105	$(4.8)	$105	$(4.8)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
First to Default Baskets(1)	104	(17.1)	105	(4.8)

Total Credit Derivatives	$104	$(17.1)	$105	(4.8)

(1)	Credit default baskets may include various industry categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $104 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $63 million and $109 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2008. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $33 million in 2008.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2008, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $2 million and $3 million for the twelve months ended December 31, 2008 and 2007, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $3.5 million and $2.6 million in 2008, 2007 and 2006, respectively.

The Company’s share of net expense for the pension plans was $7.7 million, $7.4 million and $7.2 million in 2008, 2007 and 2006 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”).

The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.217 billion and $1.431 billion at December 31, 2008 and December 31, 2007, respectively. Fees related to the COLI policies were $32 million, $33 million and $20 million for the years ending December 31, 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

The Company reinsures universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these transactions.

The portion of this contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this agreement were $366 million and $24 million as of December 31, 2008 and December 31, 2007, respectively. Fees ceded to UPARC in 2008 and 2007 were $39 million and $39 million, respectively. Benefits ceded to UPARC in 2008 and 2007 were $57 million and $30 million, respectively. The portion of this contract related to the no lapse provision is accounted for as an embedded derivative. Realized gains of $340 million and $12 million for December 31, 2008 and 2007 respectively, related to the change in the value of this embedded derivative. The underlying asset is reflected as other assets in the Company’s Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies through an automatic and facultative coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.137 billion and $835 million as of December 31, 2008 and December 31, 2007, respectively. Premiums ceded to PARCC in 2008, 2007 and 2006 were $654 million and $528 million and $388 million respectively. Benefits ceded in 2008, 2007 and 2006 were $249 million and $197 million and $144 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $130 million and $105 million and $84 million for the 2008, 2007 and 2006, respectively

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $46 million and $44 million as of December 31, 2008 and December 31, 2007, respectively. Premiums and fees ceded to Prudential Insurance in 2008, 2007 and 2006 were $217 million and $203 million and $208 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $172 million, $191 million and $199 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder’s as a result of these agreements. Reinsurance recoverables related to this agreement were $9 million as of December 31, 2008 and December 31, 2007. Benefits ceded were $2 million for December 31, 2008 and 2007, respectively.

In 2008 a $360 million contribution was made to the Company from Prudential Insurance, the parent company.

Pruco Re.

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in “Realized investments (losses) gains, net” on the financial statements as of December 31, 2008, was $779 million. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in “Realized investments (losses) gains, net” on the financial statements as of December 31, 2008, was $4 million.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its LT5. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $77 million, $82 million and $84 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $21 million, $17 million and $15 million, respectively. Reinsurance recoverables related to the Taiwan coinsurance agreement of $701 million and $650 million at December 31, 2008 and December 31, 2007, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was less than $1 million of debt outstanding to Prudential Funding, LLC as of December 31, 2008 as compared to $56 million at December 31, 2007. Interest expense related to this agreement was $0.6 million in 2008 and 2007. The related interest was charged at a variable rate ranging from .31% to 4.31% for 2008 and 4.26% to 5.86% for 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2008
Total revenues	$259,712	$285,789	$234,086	$606,999
Total benefits and expenses	210,453	212,439	237,546	411,819
Income/(Loss) from operations before income taxes	49,259	73,350	(3,460)	195,180
Net income	$40,914	$64,659	$15,560	$128,192

2007
Total revenues	$276,384	$272,384	$322,648	$288,608
Total benefits and expenses	207,972	203,941	221,058	215,307
Income from operations before income taxes	68,412	68,443	101,590	73,301
Net income	$56,027	$50,163	$85,914	$55,230

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this annual report.

March 16, 2009

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2008 and December 31, 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2009

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 8)
(ii)	Amendment of Separate Account Resolution. (Note 9)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 8)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 8)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract. (Note 7)
(ii)	Rider for Insured’s Accidental Death Benefit (Note 7)
(iii)	Rider for Insured’s Total Disability Benefit (Note 7)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children (Note 7)
(v)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions (Note 7)
(vi)	Endorsement providing Type C Death Benefit Provisions (Note 7)
(vii)	Rider for Flexible Term Insurance Benefit on Life of Insured - Type A and B. (Note 10)
(viii)	Rider for Flexible Term Insurance Benefit on Life of Insured - Type C. (Note 10)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits:

(aa) All states except NY - ORD 87241-90-P (Note 11)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 4)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)
           (g)  Reinsurance Contracts:
                (i)      Agreement between Pruco Life and Munich American Reassurance Company. (Note 12)
                (ii)     Amendments (1, 2, 6, Exhibit A) to the Agreement between Pruco Life and Munich American Reassurance Company.  (Note 12)
                (iii)    Amendments (3, 5) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 14)
                (iv)     Amendment (7) to the Agreement between Pruco Life and Munich American Reassurance Company.  (Note 15)
                (v)      Amendment (9) to the Agreement between Pruco Life and Munich American Reassurance Company.  (Note 16)
                (vi)     Amendments (4, 8, 10, 11) to the Agreement between Pruco Life and Munich American Reassurance Company.  (Note 1)
                (vii)    Agreement between Pruco Life and Prudential. (Note 14)
                (viii)   Agreement between Pruco Life and General Re Life Corporation.  (Note 15)
                (ix)     Amendment (2) to the Agreement between Pruco Life and General Re Life Corporation. (Note 16)
                (x)      Amendments (1, 3, 4) to the Agreement between Pruco Life and General Re Life Corporation.  (Note 1)
                (xi)     Agreement between Pruco Life and Optimum Re Insurance Company.  (Note 15)
                (xii)    Amendments (1, 2, 3) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 1)
                (xiii)   Agreement between Pruco Life and RGA Reinsurance Company.  (Note 15)
                (xiv)    Amendment (1) to the Agreement between Pruco Life and RGA Reinsurance Company.   (Note 15)
                (xv)     Amendments (2, 3) to the Agreement between Pruco Life and RGA Reinsurance Company.  (Note 1)
(h)	Participation Agreement:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 13)
(ii)	Janus Aspen Series, Growth Portfolio - Service Shares. (Note 5)
(iii)	Amendment (1) to the Janus Aspen Series Participation Agreement. (Note 6)
(iv)	Form of 22c-2 Agreement. (Note 15)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 16)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Jr., Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Scott G. Sleyster.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption (Note 15):
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note	3) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note	4) Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note	5) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-85115, filed October 13, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-94117, filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	7) Incorporated by reference to Registrant’s Form S-6, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	8) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note	9) Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	10) Incorporated by reference to Form S-6, Registration No. 333-100057, filed September 24, 2002 on behalf of the Pruco Life Variable Universal Account.
(Note	11) Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.

(Note	12) Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note	13) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-112808, filed August 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note	14) Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note	15) Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note	16) Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life Variable Universal Account.

Item 27.	Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB – Treasurer and Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

SCOTT G. SLEYSTER - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2009.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Joan H. Cleveland (Note 1)	Vice President
Thomas H. Harris (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Mary Ellen Yourth (Note 1)	Assistant Controller
Bernard J. Jacob (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, New Jersey 07102
(Note 4) One New York Plaza, New York, NY 10292

(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, California 95661
(Note 7) One Corporate Drive, Shelton, CT 06484

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its variable life products of $80,907,743 in 2008, $90,865,268 in 2007, and $91,615,140 in 2006. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,852,244 in 2008, $16,112,532 in 2007, and $11,528,129 in 2006. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 16th day of April, 2009.

(Seal)	Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 16th day of April, 2009.

             Signature and Title

  /s/*
Tucker I. Marr
Vice President, Chief Financial Officer
and Chief Accounting Officer

  /s/*
James J. Avery, Jr.
Director

  /s/*                                                *By: /s/ Thomas C. Castano
Helen M. Galt                                              Thomas C. Castano
Director                                                   (Attorney-in-Fact)

  /s/*
Bernard J. Jacob
Director

  /s/*
Scott D. Kaplan
Director

  /s/*
Stephen Pelletier
Director

  /s/*
Scott G. Sleyster
Director

EXHIBIT INDEX

   Item 26.

   (g) Reinsurance Contracts:                 (vi) Amendments (4, 8, 10, 11) to the Agreement between Pruco Life    C-
                                              and Munich American Reassurance Company.

                                              (x) Amendments (1, 3, 4) to the Agreement between Pruco Life and      C-
                                              General Re Life Corporation.

                                              (xii) Amendments (1, 2, 3) to the Agreement between Pruco Life and    C-
                                              Optimum Re Insurance Company.

                                              (xv) Amendments (2, 3) to the Agreement between Pruco Life and RGA    C-
                                              Reinsurance Company.

   (j) Powers of Attorney:                    (i) James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob,             C-
                                              Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Scott G.
                                              Sleyster.

    (k) Legal Opinion and Consent             Opinion and Consent of Thomas C.  Castano,  Esq.,  as to the          C-
                                              legality of the securities being registered.

    (n) Auditor's Consent                     Consent of PricewaterhouseCoopers LLP, Independent Registered         C-
                                              Public Accounting Firm.